AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1997.

                                                                      File Nos.
                                                                      33-23493
                                                                      811-5583
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.                      (X)

   Post-Effective Amendment No. 23

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.  24

                            FRANKLIN VALUEMARK FUNDS
               (Exact Name of Registrant as Specified in Charter)

           777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404 (Address of
                     Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code:(415) 312-2000

         HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
               (Name and Address of Agent for Service of Process)

                 Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

   [ ] immediately upon filing pursuant to paragraph (b)
   [X] on May 1, 1997 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on [date] pursuant to paragraph (a)(1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on [date] pursuant to paragraph (a)(2)of Rule 485

If appropriate, check the following box:
   [X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

      Declaration Pursuant to Rule 24f-2. The issuer has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24(f)(2) under the Investment Company Act of 1940. The Rule 24f-2 Notice for the issuer's most recent fiscal year was filed on February 26, 1997.




                           FRANKLIN VALUEMARK FUNDS
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                  Part A: Information Required in Prospectus

N-1A                                      Location in
Item No.     Item                         Registration Statement

1.           Cover Page                   Cover Page

2.           Synopsis                     Not Applicable

3.           Condensed Financial          "Financial Highlights"
             Information

4.           General Description          "Summary of Fund Objectives";
                                          "Introduction"; "General Investment
                                          Considerations"; "Fund Investment
                                          Objectives and Policies"; "Highlighted
                                          Risk Considerations";  "Investment
                                          Methods and Risks Common to More than
                                          One Fund"; "Investment Restrictions";
                                          "General Information"

5.           Management of the Fund       "Management Services and Fees"

5A.          Management's Discussion of   Contained in Registrant's Annual
             Fund Performance             Report to Shareholders

6.           Capital Stock and Other      "Income Dividends and Capital Gains
             Securities                   Distributions Distributions"; "Tax
                                          Considerations"; "General Information"

7.           Purchase of Securities       "Purchase, Redemption, and Exchange of
             Being Offered                Shares"; "Determination of Net Asset
                                          Value"

8.           Redemption or Repurchase     "Purchase, Redemption, and Exchange of
                                          Shares"; "How the Trust Measures
                                          Performance"; "General Information"

9.           Pending Legal Proceedings    Not Applicable





                           FRANKLIN VALUEMARK FUNDS
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                       Part B: Information Required in
                     Statement of Additional Information

N-1A                               Location in
Item No. Item                Registration Statement

10.        Cover Page               Cover Page

11.        Table of Contents        Contents

12.        General Information      "Introduction, (See also "Introduction";
           and History              and "General Information" in the
                                    Prospectus)"; "Additional Information"

13.        Fund Investment          "Fund Investment Objectives and Policies"
           Objectives and           "Highlighted Risk Considerations";
           Policies                 "Investment Methods and Risks Common to
                                    More Than One Fund"; "Fundamental Investment
                                    Restrictions"; "Non- Fundamental Investment
                                    Restrictions"; (See also "Fund Investment
                                    Objectives and Policies"; "Highlighted Risk
                                    Considerations"; "Investment Methods and
                                    Risks Common to More Than One Fund" in the
                                    Prospectus)

14.        Management of the Fund   "Officers and Trustees"

15.        Control Persons and      "Officers and Trustees"
           Principal Holders of
           Securities

16.        Investment Advisory      "Investment Management and Other
           and Other Services       Services", (See also "Management" in the
                                    Prospectus)"; "Additional Information"


17.        Brokerage Allocation     "Policies Regarding Brokers Used on
                                    Securities Transactions"


18.        Capital Stock and        "Introduction"; (See also "Introduction"
           Other Securities         and "General Information" in the
                                   Prospectus)

19.        Purchase, Redemption     "Additional Information Regarding
           and Pricing of           Valuation and Redemption of Shares of the
           Securities Being         Funds"; (See also "Purchase Redemption
           Offered                  and Exchange of Shares" and
                                    "Determination of Net Asset Value" in the
                                    Prospectus)

20.        Tax Status               "Additional Information" (See also "Tax
                                    Considerations" in the Prospectus)

21.        Underwriters             Not Applicable

22.        Calculation of           "How the Trust Measures Performance"
           Performance Data

23.        Financial Statements     Financial Statements




Franklin Valuemark Funds

PROSPECTUS   May 1, 1997

777 Mariners Island Blvd., P.O. Box 7777

San Mateo, CA 94403-7777      1-800/342-3863

Franklin Valuemark Funds (the "Trust") is an investment company, organized as a Massachusetts business trust, and consisting of twenty-three separate investment portfolios or funds (the "Fund" or "Funds"), each of which has different investment objectives. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts owned by their respective policyholders or contractholders. Certain Funds may not be available in connection with a particular policy or contract or in a particular state. Investors should consult the separate account prospectus of the specific insurance product that accompanies this Trust prospectus for information on any applicable restrictions or limitations with respect to a separate account's investments in the Funds.

This Prospectus contains information that investors should know before investing in these Funds, including the risks associated with investing in each Fund. Please keep it for future reference. The Trust has a Statement of Additional Information ("SAI") dated May 1, 1997, which may be amended from time to time. It contains more information about the Fund's procedures and policies. It has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, call 1-800/342-3863 or write the Trust at the address shown.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES OR INSURANCE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES OR INSURANCE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank; and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government. Shares of the Funds involve investment risks, including the possible loss of principal.

This prospectus is not an offering of the securities herein described in any state, jurisdiction or country, in which the offering is unauthorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus.

SUMMARY OF FUND OBJECTIVES

FUND SEEKING STABILITY OF PRINCIPAL AND INCOME

Money Market Fund ("Money Fund")1 seeks high current income, consistent with capital preservation and liquidity. The Fund will pursue its objective by investing exclusively in high quality money market instruments. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. The Fund attempts to maintain a stable net asset value of $1.00 per share, although no assurances can be given that the Fund will be able to do so.

FUNDS SEEKING CURRENT INCOME

High Income Fund2 seeks a high level of current income, with capital appreciation as a secondary objective, by investing in debt obligations and dividend-paying common and preferred stocks. Debt obligations include high yield, high risk, lower rated obligations (commonly referred to as "junk bonds") which involve increased risks related to the creditworthiness of their issuers.

Templeton Global Income Securities Fund ("Global Income Fund")1 seeks a high level of current income, consistent with preservation of capital, with capital appreciation as a secondary consideration, through investing in foreign and domestic debt obligations, including up to 25% in high yield, high risk, lower rated debt obligations (commonly referred to as "junk bonds"), and related currency transactions. Investing in a non-diversified fund of global securities, including those of developing markets issuers, involves increased susceptibility to the special risks associated with foreign investing.

U.S. Government Securities Fund ("Government Fund") seeks current income and safety of capital by investing exclusively in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Zero Coupon Funds, 2000, 2005, 2010, seek a high investment return consistent with the preservation of capital, by investing primarily in zero coupon securities. In response to interest rate changes, these securities may experience greater fluctuations in market value than interest-paying securities of similar maturities. The Funds may not be appropriate for short-term investors or those who intend to withdraw money before the maturity date.

FUNDS SEEKING GROWTH AND INCOME

Growth and Income Fund1 seeks capital appreciation, with current income return as a secondary objective, by investing primarily in U.S. common stocks, securities convertible into common stocks, and preferred stocks. The Fund may invest in foreign securities.

Income Securities Fund1,2 seeks to maximize income while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of domestic debt obligations and/or equity securities. Debt obligations include high yield, high risk, lower rated obligations (commonly referred to as "junk bonds") which involve increased risks related to the creditworthiness of their issuers. The Fund may invest in foreign securities.

Mutual Shares Securities Fund ("Mutual Shares Fund")1,2 seeks capital appreciation, with income as a secondary objective. The Fund invests primarily in domestic equity securities trading at prices below their intrinsic values. The Fund may also invest in securities of companies involved in corporate restructuring, mergers, bankruptcies and liquidations, as well as debt securities of any quality including "junk bonds," and defaulted securities, all of which involve increased risks related to the creditworthiness of their issuers.

Real Estate Securities Fund ("Real Estate Fund") seeks capital appreciation, with current income return as a secondary objective, by concentrating its investments in publicly traded securities of U.S. companies in the real estate industry.

Rising Dividends Fund seeks capital appreciation, primarily through investment in the equity securities of companies that have paid consistently rising dividends over the past ten years. Preservation of capital is also an important consideration. The Fund seeks current income incidental to capital appreciation.

Templeton Global Asset Allocation Fund ("Asset Allocation Fund")1 seeks a high level of total return through a flexible policy of investing in equity securities, debt obligations, including up to 25% in high yield, high risk, lower rated debt obligations (commonly referred to as "junk bonds"), and money market instruments of issuers in any nation, including developing markets nations. The mix of investments among the three market segments will be adjusted in an attempt to capitalize on the total return potential produced by changing economic conditions throughout the world. Foreign investing involves special risks.

Utility Equity Fund ("Utility Fund")1 seeks both capital appreciation and current income by investing primarily in securities of domestic issuers engaged in the public utilities industry. The Fund may invest in foreign securities.

FUNDS SEEKING CAPITAL GROWTH

Capital Growth Fund ("Growth Fund")1 seeks capital appreciation, with current income as a secondary consideration. The Fund invests primarily in equity securities, including common stocks and securities convertible into common stocks.

Mutual Discovery Securities Fund ("Mutual Discovery Fund")1,2 seeks capital appreciation. The Fund invests primarily in domestic and foreign equity securities, including securities of small capitalization companies, trading at prices below their intrinsic values. The Fund may also invest in securities of companies involved in corporate restructuring, mergers, bankruptcies and liquidations, as well as debt securities of any quality including "junk bonds," and defaulted securities, all of which involve increased risks related to the creditworthiness of their issuers. Foreign investing involves special risks.

Natural Resources Securities Fund ("Natural Resources Fund")1 seeks capital appreciation with current income as a secondary objective, by concentrating its investments in securities issued by companies in or related to the natural resources sector. Prior to May 1, 1997, the Fund was named the Precious Metals Fund and had different investment objectives and policies.

Small Cap Fund1 seeks long-term capital growth. The Fund seeks to accomplish its objective by investing primarily in equity securities of small capitalization growth companies. The Fund may also invest in foreign securities, including those of developing markets issuers. Because of the Fund's investments in small capitalization companies, an investment in the Fund may involve greater risks and higher volatility.

Templeton Developing Markets Equity Fund ("Developing Markets Fund")1 seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equities of issuers in countries having developing markets. The Fund is subject to the heightened foreign securities investment risks that accompany foreign developing markets and an investment in the Fund may be considered speculative.

Templeton Global Growth Fund ("Global Growth Fund")1 seeks long-term capital growth. The Fund hopes to achieve its objective through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including developing markets. The realization of income, if any, is only incidental to accomplishment of the Fund's objective of long-term capital growth. Foreign investing involves special risks.

Templeton International Equity Fund ("International Equity Fund")1 seeks long-term growth of capital. Under normal conditions, the International Equity Fund will invest at least 65% of its total assets in an internationally mixed portfolio of foreign equity securities which trade on markets in countries other than the U.S., including developing markets, and are (i) issued by companies domiciled in countries other than the U.S., or
(ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities outside of the U.S. Foreign investing involves special risks.

Templeton International Smaller Companies Fund ("International Smaller Companies Fund")1 seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of smaller companies outside the U.S., including developing markets. Foreign investing involves special risks and smaller company investments may involve higher volatility. An investment in the Fund should not be considered a complete investment program.

Templeton Pacific Growth Fund ("Pacific Fund")1 seeks long-term growth of capital, primarily through investing at least 65% of its total assets in equity securities which trade on markets in the Pacific Rim, including developing markets, and are (i) issued by companies domiciled in the Pacific Rim or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. Investing in a portfolio of geographically concentrated foreign securities, including developing markets, involves increased susceptibility to the special risks of foreign investing and an investment in the Fund may be considered speculative.

1The Asset Allocation, Capital Growth, Developing Markets, Global Growth, Global Income, Growth and Income, Income Securities, International Equity, International Smaller Companies, Money Market, Mutual Discovery, Mutual Shares, Pacific, Natural Resources, Small Cap, and Utility Funds may invest more than 10% of their total net assets in foreign securities which are subject to special and additional risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty; investing in developing markets involves similar but heightened risks related to the relatively small size and lesser liquidity of these markets. See "Highlighted Risk Considerations, Foreign Transactions."

2The High Income, Income Securities, Mutual Discovery and Mutual Shares Funds may invest up to 100% of their respective net assets in debt obligations rated below investment grade, commonly known as "junk bonds," or in obligations which have not been rated by any rating agency. Investments rated below investment grade involve greater risks, including price volatility and risk of default, than investments in higher rated obligations. Investors should carefully consider the risks associated with an investment in these Funds in light of the securities in which they invest. See "Highlighted Risk Considerations, Lower Rated Debt Obligations."


Table of Contents

Contents                                                          Page

FINANCIAL HIGHLIGHTS                                              5
INTRODUCTION                                                      8
GENERAL INVESTMENT
 CONSIDERATIONS                                                   8
FUND INVESTMENT OBJECTIVES
 AND POLICIES                                                     9
Stability of Principal and Income                                 9
 Money Market Fund                                                9
Current Income                                                    10
 High Income Fund                                                 10
 Templeton Global Income Securities Fund                          11
 U.S. Government Securities Fund                                  13
 Zero Coupon Funds, 2000, 2005, 2010                              14
Growth and Income                                                 16
 Growth and Income Fund                                           16
 Income Securities Fund                                           17
 Mutual Shares Securities Fund                                    19
 Real Estate Securities Fund                                      20
 Rising Dividends Fund                                            22
 Templeton Global Asset Allocation Fund                           22
 Utility Equity Fund                                              24
Capital Growth                                                    25
 Capital Growth Fund                                              25
Mutual Discovery Securities Fund                                  25
 Natural Resources Securities Fund
  (formerly Precious Metals Fund)                                 28
 Small Cap Fund                                                   29
 Templeton Developing  Markets Equity Fund                        31
 Templeton Global Growth Fund                                     32
 Templeton International Equity Fund                              33
 Templeton International
 Smaller Companies Fund                                           34
 Templeton Pacific Growth Fund                                    35
HIGHLIGHTED RISK
 CONSIDERATIONS                                                   36
 Foreign Transactions                                             36
  General Considerations                                          36
  Investments in Developing Markets                               38
  Certain Restrictions                                            39
  Currency Risks and their Management                             39
  Interest Rate and Currency Swaps                                40
  Investments in Depositary Receipts                              41
 Lower Rated Debt Obligations                                     42
  Defaulted Debt Obligations                                      43
  The Funds' Portfolios                                           44
  Asset Composition Table                                         44

INVESTMENT METHODS AND  RISKS, COMMON TO MORE  THAN ONE FUND      44

 Borrowing                                                        44
 Concentration                                                    45
 Convertible Securities                                           45
 Debt Obligations                                                 46
  Corporate Debt Obligations                                      46
  Money Market Instruments                                        46
  U.S. Government Securities                                      46
  Zero Coupon Bonds                                               47
  Deferred Interest and Pay-in-Kind Bonds                         47
 Derivatives                                                      47
 Diversification                                                  48
 Loan Participations                                              48
 Loans of Portfolio Securities                                    48
 Options and Futures Contracts                                    48
 Portfolio Turnover                                               49
 Repurchase and Reverse   Repurchase Agreements                   49
 Restricted and Illiquid Securities                               49
 "Rolls"                                                          50
 Small Capitalization Issuers                                     50
 Structured Notes                                                 51
 Temporary Investments                                            51
 Trade Claims                                                     51
 Warrants                                                         52
 "When-Issued" and "Delayed
  Delivery" Transactions                                          52
INVESTMENT RESTRICTIONS                                           52
MANAGEMENT                                                        52
 Trustees and Officers                                            52
 Managers                                                         52
  Management Services and Fees                                    53
  Portfolio Transactions                                          53
  Operating Expenses                                              53
 Subadvisor                                                       54
 Fund Administrator                                               54
 Portfolio Operations                                             54
 Biographical Information                                         55
PURCHASE, REDEMPTION, AND
 EXCHANGE OF SHARES                                               60
INCOME DIVIDENDS AND
 CAPITAL GAINS DISTRIBUTIONS                                      61
DETERMINATION OF
 NET ASSET VALUE                                                  62
TAX CONSIDERATIONS                                                62
HOW THE TRUST MEASURES  PERFORMANCE                               62
GENERAL INFORMATION                                               63
 Custody of Assets                                                63
 Distribution Plans                                               63
 Reports                                                          63
 Transfer Agent                                                   63
 Voting Privileges and Other Rights                               63
APPENDIX                                                          64
 Description of Bond Ratings                                      64
 Description of Commercial Paper Ratings                          65

Financial Highlights

This table summarizes the financial history of each Fund. The information has been audited by Coopers & Lybrand L.L.P., the Trust's independent auditors. The 1997 information for the Mutual Discovery and Mutual Shares Funds, however, is not audited. Coopers & Lybrand's audit report covering each of the most recent five years, appears in the Trust's annual report for the fiscal year ended December 31, 1996. The Annual Report to Contractholders includes the Trust's annual report, as well as more information about each Fund's performance. For a free copy, please call 1-800-342-3863.

                              PER SHARE OPERATING PERFORMANCE                                           RATIOS/SUPPLEMENTAL DATA



       Net
      Asset                                  Distri-  Distri-                                   Ratio of   Net
      Value at Net  Net Realized            butions   butions         Net Asset       Net AssetsRatio of Investment
Year  Begin-  Invest-& Unrealized Total From From Net  from   Total   Value           at End  Expenses    Income  Portfolio Average
Ended ning of ment  Gain (Loss)  Investment Investment CapitalDistri- at End   Total  of Yearto Averageto Average TurnoverCommission
Dec.31Year    Incomeon Securities Operations Income    Gains  butions of Year Return+(in 000's)Net AssetsNet Assets Rate    Rate***

Capital Growth Fund

19961  $10.00  $.030   $ 1.330  $ 1.360  $ -    $ -      $ -    $11.36   13.60%   $44,667   .77%*     .96%*    3.91%     .0567

Growth and Income Fund

19892   10.00   .13       .16      .29     -      -        -     10.29    2.90     17,850    -7      3.78     59.34        -
1990    10.29   .20      (.44)    (.24)   (.08)   -      (.08)    9.97   (2.35)    53,902   .67      3.46     45.08        -
1991     9.97   .12      2.22     2.34    (.20)   -      (.20)   12.11   23.63    117,944   .67      2.09     40.43        -
1992    12.11   .08       .72      .80    (.12)   -      (.12)   12.79    6.73    231,659   .62      1.44     25.22        -
1993    12.79   .09      1.22     1.31    (.11)   -      (.11)   13.99   10.32    371,484   .58      1.00     41.56        -
1994    13.99   .19      (.47)    (.28)   (.09)  (.20)   (.29)   13.42   (3.41)   517,877   .54      1.81     99.21        -
1995    13.42   .41      3.91     4.32    (.19)  (.41)   (.60)   17.14   32.83    889,487   .52      3.30    116.54        -
1996    17.14   .62      1.633    2.253   (.406)(1.437) (1.843)  17.55   14.19  1,077,989   .50      4.06     23.01      .0407

High Income Fund

19892   10.00   .38      (.25)     .13     -      -       -      10.13    1.30       7,513   -7     10.34      2.29        -
1990    10.13  1.00     (1.86)    (.86)   (.33)   -      (.33)    8.94   (8.67)     10,768  .67     12.94     13.95        -
1991     8.94   .78      1.80     2.58    (.90)   -      (.90)   10.62   30.15      23,675  .69     11.41     36.67        -
1992    10.62   .38      1.31     1.69    (.54)   -      (.54)   11.77   16.21      67,991  .68      9.76     33.36        -
1993    11.77   .37      1.45     1.82    (.46)   -      (.46)   13.13   15.71     196,972  .64      8.18     21.06        -
1994    13.13   .88     (1.18)    (.30)   (.55)  (.07)   (.62)   12.21   (2.26)    255,036  .60      9.45     22.94        -
1995    12.21  1.06      1.30     2.36    (.91)   -      (.91)   13.66   19.76     360,904  .56      9.63     20.65        -
1996    13.66  1.20       .564    1.764  (1.20)  (.064) (1.264)  14.16   13.90     446,096  .54      9.63     27.16        -

Income Securities Fund

19892   10.00   .28       .62      .90     -      -        -     10.90    9.00      16,369    -7      8.63      2.54        -
1990    10.90   .82     (1.62)    (.80)   (.21)   -      (.21)    9.89   (7.42)     30,054   .67     10.39      5.53        -
1991     9.89   .77      3.06     3.83    (.90)   -      (.90)   12.82   39.93      61,266   .67      8.91     29.65        -
1992    12.82   .40      1.26     1.66    (.59)  (.24)   (.83)   13.65   13.20     182,993   .67      7.44     12.59        -
1993    13.65   .33      2.18     2.51    (.31)  (.05)   (.36)   15.80   18.59     737,942   .56      6.66     10.12        -
1994    15.80   .82     (1.80)    (.98)   (.44)  (.07)   (.51)   14.31   (6.27)  1,000,002   .54      7.27     13.33        -
1995    14.31  1.16      1.96     3.12    (.89)  (.07)   (.96)   16.47   22.40   1,266,538   .51      8.05     33.14        -
1996    16.47  1.32       .438    1.758   (.873) (.145) (1.018)  17.21   11.28   1,350,659   .50      7.96     15.28      .0519

Money Market Fund

19892    1.00   .07       -        .07    (.07)   -      (.07)    1.00    7.51      13,731    -7      7.18      -           -
1990     1.00   .07       -        .07    (.07)   -      (.07)    1.00    7.62      66,524   .65      7.39      -           -
1991     1.00   .05       -        .05    (.05)   -      (.05)    1.00    5.48      68,060   .67      5.43      -           -
1992     1.00   .03       -        .03    (.03)   -      (.03)    1.00    3.06      86,907   .69      2.99      -           -
1993     1.00   .03       -        .03    (.03)   -      (.03)    1.00    2.54     131,534   . 66     2.53      -           -
1994     1.00   .04       -        .04    (.04)   -      (.04)    1.00    3.82     518,618   .467     4.05      -           -
1995     1.00   .06       -        .06    (.06)   -      (.06)    1.00    5.74     429,547   .407     5.58      -           -
1996     1.00   .05       -        .05    (.05)   -      (.05)    1.00    5.16     408,930   .437     5.04      -           -

Mutual Shares Securities Fund

199610  10.00   .019      .331     .350    -      -        -     10.35    3.50      27,677  1.00*     2.56*     1.31      .0410
199711  10.00   .024      .046     .070    -      -        -     10.42     .68     108,337   .86*     2.38*    12.04      .0238

                              PER SHARE OPERATING PERFORMANCE                                           RATIOS/SUPPLEMENTAL DATA


       Net
      Asset                                  Distri-  Distri-                                   Ratio of   Net
      Value at Net  Net Realized            butions   butions         Net Asset       Net AssetsRatio of Investment
Year  Begin-  Invest-& Unrealized Total From From Net  from   Total   Value           at End  Expenses    Income  Portfolio Average
Ended ning of ment  Gain (Loss)  Investment Investment CapitalDistri- at End   Total  of Yearto Averageto Average TurnoverCommission
Dec.31Year    Incomeon Securities Operations Income    Gains  butions of Year Return+(in 000's)Net AssetsNet Assets Rate    Rate***

Mutual Discovery Securities Fund
199610 $10.00$  .016   $ .192    $ .210  $ -    $ -      $ -    $10.21    2.10%  $  15,418  1.37%*    2.11%*     .14%     .0300
199711  10.21   .010     .468      .478    -      -        -     10.69    4.70%     62,976   .79*     1.09*     7.98      .0501

Natural Resources Fund (formerly the Precious Metals Fund)

19892   10.00   .16     2.22      2.38     -      -        -     12.38   23.80       2,352    -7      4.46     21.30        -
1990    12.38   .13    (1.84)    (1.71)   (.08)  (.07)    (.15)  10.52  (13.97)     10,926   .69      3.25      1.02        -
1991    10.52   .38      .02       .40    (.20)  (.01)    (.21)  10.71    3.86       9,049   .69      3.20       .25        -
1992    10.71   .10    (1.14)    (1.04)   (.31)    -      (.31)   9.36  (10.13)     13,827   .69      2.23         -        -
1993     9.36   .03     5.16      5.19    (.09)    -      (.09)  14.46   55.62      73,575   .68      1.58       .01        -
1994    14.46   .16     (.45)     (.29)   (.08)    -      (.08)  14.09   (2.01)    125,078   .68      1.63      7.66        -
1995    14.09   .22      .111      .331   (.196) (.145)   (.341) 14.08    2.35     105,109   .66      1.40     15.66        -
1996    14.08   .15      .436      .586   (.196) (.180)   (.376) 14.29    4.00     109,579   .65      1.00     21.77      .0221

Real Estate Securities Fund

19892   10.00   .25      .23       .48      -      -        -   $10.48    4.80         808    -7      6.32     13.24        -
1990    10.48   .48    (1.72)    (1.24)   (.15)    -      (.15)   9.09  (11.98)      1,963   .72      7.66      -           -
1991     9.09   .34     2.67      3.01    (.45)    -      (.45)  11.65   33.47       4,810   .74      6.05      7.95        -
1992    11.65   .14     1.24      1.38    (.24)    -      (.24)  12.79   12.12      14,859   .69      4.50      2.76        -
1993    12.79   .09     2.33      2.42    (.17)    -      (.17)  15.04   19.01      92,678   .67      4.05      5.84        -
1994    15.04   .38      .06       .44    (.17)    -      (.17)  15.31    2.89     195,697   .62      4.00     11.73        -
1995    15.31   .78     1.83      2.61    (.52)    -      (.52)  17.40   17.53     213,473   .59      4.74     22.15        -
1996    17.40   .789    4.738     5.527   (.777)   -      (.777) 22.15   32.82     322,721   .57      4.80     10.32      .0519

Rising Dividends Fund

19923   10.00   .06      .92      .98       -      -        -    10.98    9.80      97,687   .677*    2.11*     5.22        -
1993    10.98   .14     (.52)    (.38)    (.03)    -      (.03)  10.57   (3.48)    299,730   .79      2.31     13.58        -
1994    10.57   .26     (.69)    (.43)    (.17)    -      (.17)   9.97   (4.08)    309,929   .80      2.71     24.07        -
1995     9.97   .27     2.66     2.93     (.24)    -      (.24)  12.66   29.74     463,253   .78      2.72     18.72        -
1996    12.66   .250    2.769    3.019    (.279)   -      (.279) 15.40   24.18     597,424   .76      1.96     27.97      .0505

Small Cap Fund

19954   10.00   .03      .21      .24       -      -       -     10.24    2.30      13,301   .90*     2.70*    16.04        -
1996    10.24   .023    2.941    2.964    (.004)   -      (.004) 13.20   28.95     170,969   .77       .63     63.72      .0518

Templeton Developing Markets Equity Fund

19945   10.00   .07     (.51)    (.44)      -      -       -      9.56   (4.40)     98,189  1.53*     1.85*     1.15        -
1995     9.56   .09      .18      .27     (.04)   (.01)   (.05)   9.78    2.77     158,084  1.41      2.01     19.96        -
1996     9.78   .123    1.972    2.095    (.10)   (.185)  (.285) 11.59   21.59     272,098  1.49      1.68     12.42      .0025

Templeton Global Asset Allocation Fund

19956   10.00   .18      .52      .70     (.18)    -      (.18)  10.52    7.01      14,729   .90*     3.84*    30.00        -
1996    10.52   .336    1.749    2.085    (.005)  (.010)  (.015) 12.59   19.84      56,269   .86      4.21     52.35      .0028

Templeton Global Growth Fund

19945   10.15   .07      .26      .33      -       -        -     10.48    3.25     158,856  1.14*     2.49*     7.14        -
1995    10.48   .16     1.17       1.33   (.06)    -      (.06)   11.75   12.72     338,755   .97      2.46     30.92        -
1996    11.75   .251    2.209      2.46   (.205)  (.205)  (.410)  13.80   21.28     579,877   .93      2.20     12.32      .0096

Templeton International Equity Fund

19923   10.00   .14     (.38)    (.24)     -       -        -      9.76   (2.40)     13,662  1.77*     3.91*    21.78        -
19938    9.76   .18     2.60     2.78     (.04)    -      (.04)   12.50   28.56     310,146  1.12      1.58     29.50        -
1994    12.50   .19     (.08)     .11     (.03)   (.07)   (.10)   12.51     .87     785,124   .99      2.17     12.22        -
1995    12.51   .37      .94     1.31     (.22)   (.28)   (.50)   13.32   10.59     850,117   .92      2.87     16.42        -
1996    13.32   .400    2.575    2.975    (.380)  (.465)  (.845)  15.45   22.98   1,108,099   .89      3.07     27.52      .0140

Templeton International Smaller Companies Fund

19961   10.00   .091    1.159    1.250     -       -        -     11.25   12.50      16,255  1.16*     2.51*        -      .0031

Templeton Global Income Securities Fund

19892   10.00   .38      .55      .93      -       -        -     10.93    9.30       3,077    -7      9.81     12.29        -
1990    10.93   .60      .45     1.05     (.20)    -      (.20)   11.78    9.83      15,646   .69     10.82     61.52        -
1991    11.78   .42      .99     1.41     (.60)    -      (.60)   12.59   12.34      39,265   .69      7.91    130.66        -
1992    12.59   .26     (.30)    (.04)    (.40)  (.15)    (.55)   12.00    (.40)     75,062   .67      4.72     92.22        -
1993    12.00   .50     1.47     1.97     (.50)  (.16)    (.66)   13.31   16.68     206,594   .73      7.56     59.98        -
1994    13.31   .86    (1.52)    (.66)    (.33)  (.13)    (.46)   12.19   (4.99)    254,311   .71      7.99     79.38        -
1995    12.19   .29     1.47     1.76     (.49)    -      (.49)   13.46   14.68     243,194   .64      7.59    152.89        -
1996    13.46  1.018     .167    1.185   (1.035)   -     (1.035)  13.61    9.56     221,722   .61      7.30    140.96        -

Templeton Pacific Growth Fund

19923   10.00   -       (.12)    (.12)      -      -       -       9.88   (1.20)      5,788  1.317*       -      8.41        -
1993     9.88   .05     4.68     4.73       -      -       -      14.61   47.87     215,882  1.14      1.29     12.36        -
1994    14.61   .22    (1.50)   (1.28)    (.03)  (.06)   (.09)    13.24   (8.79)    375,832  1.07      2.04      4.29        -
1995    13.24   .33      .71     1.04     (.26)  (.11)   (.37)    13.91    7.97     331,936  1.01      2.08     36.06        -
1996    13.91   .214    1.331    1.545    (.44)  (.255)  (.695)   14.76   11.10     356,759   .99      1.51     12.85      .0092

             PER SHARE OPERATING PERFORMANCE                                   RATIOS/SUPPLEMENTAL DATA


       Net
      Asset                                  Distri-  Distri-                                   Ratio of   Net
      Value at Net  Net Realized            butions   butions         Net Asset       Net AssetsRatio of Investment
Year  Begin-  Invest-& Unrealized Total From From Net  from   Total   Value           at End  Expenses    Income  Portfolio Average
Ended ning of ment  Gain (Loss)  Investment Investment CapitalDistri- at End   Total  of Yearto Averageto Average TurnoverCommission
Dec.31Year    Incomeon Securities Operations Income    Gains  butions of Year Return+(in 000's)Net AssetsNet Assets Rate    Rate***

U.S. Government Securities Fund
19899  $10.00$  .19    $ .35    $ .54     $ -    $ -     $ -     $10.54    5.40%  $  12,116     -%7    7.16%*    1.34%       -
1990    10.54   .48      .45      .93     (.11)    -     (.11)    11.36    8.92      62,253   .69      8.40      5.15        -
1991    11.36   .41     1.35     1.76     (.40)    -     (.40)    12.72   15.93     187,987   .65      7.76     11.69        -
1992    12.72   .52      .44      .96     (.43)  (.01)   (.44)    13.24    7.69     371,828   .59      7.07     28.64        -
1993    13.24   .50      .77     1.27     (.51)  (.08)   (.59)    13.92    9.71     684,303   .54      6.06    145.11        -
1994    13.92   .96    (1.59)    (.63)    (.67)  (.05)   (.72)    12.57   (4.55)    579,039   .53      6.87     18.25**      -
1995    12.57   .93     1.46     2.39     (.96)    -     (.96)    14.00   19.46     643,165   .52      6.72     18.68**      -
1996    14.00   .750    (.308)    .442    (.972)   -     (.972)   13.47    3.62     843,858   .51      6.66     12.93**      -

Utility Equity Fund

19892   10.00   .17     1.97     2.14       -      -       -      12.14   21.40      15,151    -7      5.63      4.43        -
1990    12.14   .40     (.18)     .22     (.10)    -     (.10)    12.26    1.84      77,739   .68      6.53      -           -
1991    12.26   .35     2.60     2.95     (.35)    -     (.35)    14.86   24.56     243,626   .63      5.92      2.01        -
1992    14.86   .35      .92     1.27     (.31)    -     (.31)    15.82    8.69     667,118   .55      5.18       .13        -
1993    15.82   .38     1.28     1.66     (.34)    -     (.34)    17.14   10.54   1,589,634   .51      4.47      4.80        -
1994    17.14   .95    (2.94)   (1.99)    (.62)  (.11)   (.73)    14.42  (11.56)  1,155,110   .52      5.58     11.74        -
1995    14.42   .84     3.54     4.38     (.90)    -     (.90)    17.90   31.35   1,423,446   .50      5.14     13.27        -
1996    17.90   .910     .285    1.195    (.915)   -     (.915)   18.18    7.07   1,202,290   .50      4.20     29.69      .0252

Zero Coupon Fund - 2000

19899   10.00   .21      .87     1.08       -      -       -      11.08   10.80       2,056    -7      6.75*   158.01        -
1990    11.08   .43      .19      .62     (.13)  (.17)   (.30)    11.40    5.91      12,314   .377     8.55    180.49        -
1991    11.40   .57     1.67     2.24     (.38)    -     (.38)    13.26   20.19      27,699   .257     7.88     19.15        -
1992    13.26   .57      .58     1.15     (.53)    -     (.53)    13.88    9.04      48,217   .257     6.97      9.10        -
1993    13.88   .66     1.55     2.21     (.62)  (.03)   (.65)    15.44   16.15      76,916   .377     5.88      7.02        -
1994    15.44   .68    (1.71)   (1.03)    (.69)  (.10)   (.79)    13.62   (6.76)     94,230   .407     6.37      -           -
1995    13.62   .75     2.03     2.78     (.67)    -     (.67)    15.73   20.67     137,357   .407     6.14      1.63        -
1996    15.73   .980    (.650)    .330    (.861) (.009)  (.87)    15.19    2.43     129,601   .407     6.14       .58        -

Zero Coupon Fund - 2005

19899   10.00   .20     1.33     1.53       -      -       -      11.53   15.30       1,372    -7      7.79*   232.71        -
1990    11.53   .55     (.32)     .23     (.14)  (.47)   (.61)    11.15    2.69       5,151   .387     8.56    164.90        -
1991    11.15   .54     1.65     2.19     (.43)    -     (.43)    12.91   20.37      11,299   .257     8.00      4.54        -
1992    12.91   .65      .67     1.32     (.61)    -     (.61)    13.62   10.81      18,295   .257     7.46     19.48        -
1993    13.62   .44     2.55     2.99     (.52)  (.01)   (.53)    16.08   22.21      42,998   .377     5.67     16.59        -
1994    16.08   .71    (2.24)   (1.53)    (.60)  (.19)   (.79)    13.76   (9.60)     51,499   .407     6.53      2.00        -
1995    13.76   .78     3.53     4.31     (.69)    -     (.69)    17.38   31.76      83,222   .407     6.19      1.72        -
1996    17.38   .958   (1.127)   (.169)   (.861)   -     (.861)   16.35   (0.50)     82,603   .407     6.15      2.06        -

Zero Coupon Fund - 2010

19899   10.00   .17     1.44     1.61       -      -       -      11.61   16.10       2,387    -7      6.57*   193.14        -
1990    11.61   .59     (.57)     .02     (.13)  (.25)   (.38)    11.25     .57       6,846   .407     8.70    178.75        -
1991    11.25   .56     1.58     2.14     (.55)    -     (.55)    12.84   20.09      15,610   .257     8.05     22.44        -
1992    12.84  1.21      .03     1.24     (.73)    -     (.73)    13.35   10.31      13,431   .257     7.64     54.50        -
1993    13.35   .50     2.81     3.31     (.94)  (.04)   (.98)    15.68   25.47      29,189   .257     5.89     36.63        -
1994    15.68   .55    (2.27)   (1.72)    (.63)  (.31)   (.94)    13.02  (10.97)     45,361   .407     6.57      4.34        -
1995    13.02   .76     4.75     5.51     (.49)    -     (.49)    18.04   42.79      85,633   .407     6.41     31.45        -
1996    18.04  1.024   (1.658)   (.634)   (.878) (.238) (1.116)   16.29   (2.69)     78,816   .407     6.24     16.10        -


*Annualized.

**The portfolio turnover rate excludes mortgage dollar roll transactions.

***Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.

+Total return measures the change in value of an investment over the periods indicated. It assumes reinvestment of dividends and capital gains, if any, at net asset value and is not annualized.

1For the period May 1, 1996 (effective date) to December 31, 1996.

2For the period January 24, 1989 (effective date) to December 31, 1989.

3For the period January 27, 1992 (effective date) to December 31, 1992.

4For the period November 1, 1995 (effective date) to December 31, 1995.

5For the period March 15, 1994 (effective date) to December 31, 1994.

6For the period April 19, 1995 (effective date) to December 31, 1995.


7During the periods indicated Franklin Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees and made payments of other expenses incurred by the Funds. Had such action not been taken, ratios of operating expenses to average net assets would have been as follows:

                                               Fiscal   Ratio of Expenses to
Fund Name                                       Year     Average Net Assets

Money Market Fund                               19892   0.95%
                                                1994    0.54
                                                1995    0.53
                                                1996    0.53
Growth and Income Fund..                        19892   1.01
Templeton Global Income Securities Fund         19892   1.06
High Income Fund........                        19892   1.02
Income Securities Fund..                        19892   1.01
Templeton Pacific Growth Fund                   19923   2.57*
Natural Resources Securities Fund
  (formerly, Precious Metals Fund)              19892   1.11
Real Estate Securities Fund                     19892   1.24
Rising Dividends Fund...                        19923   0.76*
U.S. Government Securities Fund                 19899   0.85*
Utility Equity Fund.....                        19892   1.01
Zero Coupon Fund -  2000.                       19899   0.93*
                                                1990    0.70
                                                1991    0.68
                                                1992    0.68
                                                1993    0.67
                                                1994    0.66
                                                1995    0.63

                                                1996    0.62

                                        Fiscal Ratio of Expenses to
Fund Name                                Year  Average Net Assets

Zero Coupon Fund - 2005.            19899...............1.02*
                                    1990................0.71
                                    1991................0.71
                                    1992................0.69
                                    1993................0.67
                                    1994................0.68
                                    1995................0.66
                                    1996................0.65

Zero Coupon Fund - 2010.            19899...............0.93*
                                    1990................0.68
                                    1991................0.70
                                    1992................0.69
                                    1993................0.68
                                    1994................0.68
                                    1995................0.66
                                    1996................0.65


8Per share amounts have been calculated using the average shares outstanding during the period.

9For the period March 13, 1989 (effective date) to December 31, 1989.

10For the period November 8, 1996 (effective date) to December 31, 1996.

11For the period ended March 31, 1997 (unaudited).

Introduction

Franklin Valuemark Funds (the "Trust") is an open-end management investment company, or mutual fund, organized as a Massachusetts business trust on April 26, 1988 and registered with the Securities and Exchange Commission ("SEC"). The Trust currently consists of twenty-three separate investment portfolios or funds (the "Funds" or a "Fund"), each of which is, in effect, a separate mutual fund. The Trust issues a separate series of shares of beneficial interest for each Fund. An investor, by investing in a Fund, becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro rata in any losses on the investments of that Fund.

Shares of the Trust are currently sold only to separate accounts (the "Variable Accounts") of Allianz Life Insurance Company of North America, or its wholly owned subsidiary Preferred Life Insurance Company of New York, or their affiliates ("Insurance Companies"), to fund the benefits under variable life insurance policies and variable annuity contracts (collectively the "Contracts") issued by the Insurance Companies. The Variable Accounts are divided into sub-accounts (the "Sub-Accounts"), each of which will invest in one of the Funds, as directed by the owners of the Contracts (collectively the "Contract Owners"). Some of the current Funds in the Trust may not be available in connection with a particular Contract or in a particular state. Contract Owners should consult the accompanying prospectus describing the specific Contract or the appropriate Insurance Company for information on available Funds and any applicable limitations with respect to their investment options.

General Investment Considerations

Each Fund has one or more investment objectives and related investment policies and uses various investment methods to pursue these objectives and policies. There can be no assurance that any Fund will achieve its investment objective or objectives. The investment objective or objectives of each Fund are "fundamental policies" which means they may not be changed without shareholder approval. Certain investment restrictions described here or in the Statement of Additional Information ("SAI") may also be identified as "fundamental." The investment strategies, policies, and restrictions designed to realize the stated objectives, however, are typically not fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

Investors should not consider any one Fund alone to be a complete investment program and should evaluate each Fund in relation to their personal financial situation, goals, and tolerance for risk. All of the Funds are subject to the risk of changing economic conditions, as well as the risk related to the ability of the Managers to make changes in the portfolio composition of the Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss of all or a portion of the principal amount invested accompanies an investment in the shares of any of the Funds.

The different types of securities, investments, and investment techniques used by each Fund all have attendant risks of varying degrees and are described in the pages that follow. As an overview, investors should bear in mind with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt obligations, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument or at all. In addition, the value of debt obligations generally rises and falls inversely with prevailing current interest rates. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of shares of Funds which invest in debt obligations. In addition to the factors which affect the value of individual securities, a Contract Owner may anticipate that the value of the shares of a Fund will fluctuate with movements in the broader equity and bond markets as well. A decline in the stock market of any country in which a Fund is invested or changes in currency valuations may also affect the price of shares of a Fund. History reflects both increases and decreases in interest rates, worldwide stock markets, and currency valuations, and these may reoccur unpredictably in the future.

As stated in the descriptions of the individual Funds below, an investment in certain of the Funds involves special additional risks as a result of their ability to invest a substantial portion of their assets in high yield, high risk, lower rated debt obligations ("junk bonds"), foreign investments including those of "developing market" issuers located in emerging nations generally as defined by the World Bank, specialized industry sectors, derivative instruments or complex securities. These and other types of investments and investment methods common to more than one Fund are described in greater detail, including the risks of each and any limitations, in "Highlighted Risk Considerations," "Investment Methods and Risks," and the SAI. All policies and percentage limitations are considered at the time of purchase. Each of the Funds will not necessarily use the strategies described to the full extent permitted unless the Managers believe that doing so will help a Fund reach its objectives, and not all instruments or strategies will be used at all times.

Fund Investment Objectives and Policies

FUND SEEKING STABILITY OF PRINCIPAL AND INCOME

Money Market Fund

The investment objective of the Money Market Fund is to obtain as high a level of current income (in the context of the type of investments available to the Fund) as is consistent with capital preservation and liquidity. The Fund will seek to maintain a $1 per share net asset value, but there is no guarantee that it will be successful in doing so.

The Fund follows certain procedures required by federal securities laws with respect to the quality, maturity and diversification of its investments. These procedures are designed to help maintain a stable $1.00 share price. The Fund limits its investments to U.S. dollar denominated instruments which the Board of Trustees determines present minimal credit risks and which are, as required by federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating organizations ("NRSROs"), or which if unrated are of comparable quality, with remaining maturities of 397 calendar days or less ("Eligible Securities"). Because the Fund will limit its investments to high quality securities, it will experience generally lower yields than if the Fund purchased securities of lower quality and correspondingly greater risk.

Eligible Securities include the following:

1. securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities");

2. obligations issued or guaranteed by U.S. banks with assets of at least one billion dollars, foreign branches of U.S. banks ("Eurodollar Investments"), U.S. branches of foreign banks ("Yankee Dollar Investments"), and foreign branches of foreign banks (including certificates of deposit, bank notes, loan participation interests, commercial paper, unsecured promissory notes, time deposits, and bankers' acceptances), provided that where the obligation is issued by a branch, the parent bank has more than five billion dollars in total assets at the time of purchase ("Bank Obligations");

3. commercial paper (unsecured promissory notes including variable amount master demand notes) issued by domestic or foreign issuers;

4. other short-term obligations issued or guaranteed by U.S. corporations, or obligations issued by foreign entities ("Corporate Obligations");

5. taxable municipal securities, the interest on which is not exempt from Federal income tax, issued by or on behalf of states, territories, and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, and instrumentalities, up to 10% of the Fund's assets;

6. unrated notes, paper, obligations or other instruments that the Manager determines to be of comparable high quality; and

7. repurchase agreements with respect to any of the foregoing obligations.

U.S. Government Securities, Bank and Corporate Obligations may have fixed, floating, or variable interest rates. NRSROs include Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thompson BankWatch. See Appendix for an explanation of ratings by S&P and Moody's.

Portfolio Maturity. All Fund portfolio instruments will mature within 397 calendar days or less of the time that they are acquired. The average maturity of the Fund's portfolio securities based on their dollar value will not exceed 90 days at the time of each investment. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Fund will invest its available cash in such manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as is reasonably practicable.

Foreign Investments. The Fund may invest up to 25% of its assets in obligations of foreign branches of U.S. or foreign banks. The Fund's investments in foreign obligations, although always dollar denominated, involve risks related to market volatility, economic, social, and political uncertainty, that are different from investments in similar obligations of domestic entities. INVESTMENT IN FOREIGN SECURITIES, PARTICULARLY INDEVELOPINGMARKETS, INVOLVES SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" AND THE SAI.

Other Investment Policies. Investments in obligations of U.S. branches of foreign banks, which are considered domestic banks, may only be made if such branches have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities. The Fund may invest up to 10% of its assets in time deposits with maturities in excess of seven calendar days. (Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.)

The Fund will not invest more than 5% of its total assets in Eligible Securities of a single issuer, other than U.S. Government Securities, rated in the highest category by the requisite number of rating agencies, except that the Fund may exceed that limit as permitted by SEC rules for a period of up to three business days; and the Fund will not invest (a) the greater of 1% of the Fund's total assets or one million dollars in Eligible Securities issued by a single issuer rated in the second highest category, or (b) more than 5% of its total assets in Eligible Securities of all issuers rated in the second highest category.

Under the policies discussed in "Investment Methods and Risks" and in the SAI, the Fund may acquire U.S. Government Securities on a when-issued or delayed delivery basis, lend portfolio securities, enter into repurchase agreements, and engage in other activities specifically identified for this Fund.

FUNDS SEEKING CURRENT INCOME

High Income Fund

The principal investment objective of the High Income Fund is to earn a high level of current return. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its principal objective.

Selection of Portfolio Securities. The Fund may invest in both debt obligations and dividend-paying common or preferred stocks, including high risk securities, and will seek to invest in whatever type of investment is offering the highest yield and expected total return without excessive risk at the time of purchase. Current yield is the primary criterion used by the Fund in selecting securities for investment, although potential for capital appreciation may also be considered.

In the event of a corporate restructuring or bankruptcy reorganization of an issuer whose securities are owned by the Fund, the Fund may receive securities different from those originally purchased, e.g., common stock that is not dividend paying, bonds with a lower coupon or more junior status, or convertible securities. The Fund is not obligated to sell such securities immediately, if the Manager believes, based on its own analysis, that the longer term outlook is favorable and there is the potential for a higher total return by holding such investments.

The Fund may also invest in lower rated zero-coupon, deferred interest and pay-in-kind obligations, which may involve special risk considerations. See "Investment Methods and Risks."

Credit Quality. When purchasing debt obligations, the Fund may invest in obligations in any rating category (including obligations in the lowest rating categories) or unrated obligations, depending upon prevailing market and economic conditions. BECAUSE OF THE FUND'S POLICY OF INVESTING IN HIGHER YIELDING, HIGHER RISK DEBT OBLIGATIONS, AN INVESTMENT IN THE FUND IS ACCOMPANIED BY A HIGHER DEGREE OF RISK THAN IS PRESENT WITH AN INVESTMENT IN HIGHER RATED, LOWER YIELDING OBLIGATIONS. ACCORDINGLY, INVESTORS CONSIDERING THE FUND SHOULD EVALUATE THEIR OVERALL INVESTMENT GOALS AND TOLERANCE FOR RISK.

It is the Fund's current intention not to purchase debt obligations, including convertible bonds, rated below Caa by Moody's or CCC by S&P; or, if unrated, comparable obligations in the view of the Manager. The lower rated obligations in which the Fund may invest (sometimes referred to as "junk bonds") are considered by S&P and Moody's, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore entail special risks. The Fund will not purchase issues that are in default. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "Investment Methods and Risks," and the SAI for additional information, the Appendix for a discussion of the rating categories, and the "Asset Composition Table" for information about the ratings of the debt obligations in the Fund during 1996.

These ratings, which represent the opinions of the rating services, do not reflect the risk of market fluctuations nor are they absolute credit standards. Ratings will be considered but will not be a determining or limiting factor. Rather than relying principally on the ratings assigned by rating services, the Manager conducts its own investment analysis based on such factors as: anticipated cash flow; interest or dividend coverage; asset coverage; earnings prospects; the experience and managerial strength of the issuer; responsiveness to changes in interest rates and business conditions; debt obligations maturity schedules and borrowing requirements; and the issuer's changing financial condition and public recognition thereof.

In the event the rating on an issue held in the Fund's portfolio is changed by the rating service or the obligation goes into default, such event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security.

Certain of the high yield obligations in which the Fund may invest may be purchased at a discount. Such investments, when held to maturity or retired, may include an element of gain (which may be treated as ordinary income or capital gain for tax purposes). The Fund does not intend to hold obligations for the purpose of achieving such gains, but generally will hold them as long as current yields on these investments remain attractive. Capital losses may be realized when obligations purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of obligations.

Because a substantial portion of this Fund's investments at any particular time may consist of lower rated debt obligations, changes in the level of interest rates, among other things, will likely have an increased effect on the value of the Fund's holdings and thus the value of the Fund's shares.

Other Investment Policies. The Fund may invest up to 10% in foreign securities, including developing markets, which involve special risks including currency fluctuations and political uncertainty. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" AND THE SAI. Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and the SAI, the Fund may also acquire loan participations, purchase debt obligations on a "when-issued" basis, write covered call options, loan its portfolio securities, enter into repurchase transactions and forward currency exchange contracts, participate in interest rate swaps, and engage in other activities specifically identified for this Fund.

Templeton Global Income Securities Fund

The investment objective of the Templeton Global Income Securities Fund is to provide high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.

Portfolio Investments. The Fund will pursue its objectives by investing at least 65% of its net assets in both domestic and foreign debt obligations including those in developing markets and related foreign currency transactions. Investments will be selected to provide a high current yield and currency stability, or a combination of yield, capital appreciation, or currency appreciation consistent with the Fund's objectives. As a global fund, the Fund may invest in securities issued in any currency and may hold foreign currencies. The Manager intends to manage the Fund's exposure to various currencies, and may from time to time make use of forward currency exchange contracts or options on currencies for hedging purposes. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

The Fund may invest in debt obligations or equity securities of any type of issuer, including domestic and foreign corporations, domestic and foreign banks (with assets in excess of one billion dollars), other business organizations, and domestic and foreign governments and their political subdivisions, including the U.S. government, its agencies, and authorities or instrumentalities, and supranational organizations.

Under normal market conditions, the Fund will have at least 25% of its total assets invested in debt obligations issued or guaranteed by foreign governments. Securities issued by central banks which are guaranteed by their national governments are considered to be government securities. Bonds of foreign governments or their agencies which may be purchased by the Fund may be less secure than those of U.S. government issuers.

The Fund is also authorized to invest in debt obligations of supranational entities. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. The Fund is further authorized to invest in "Semi-Governmental Securities," which are debt obligations issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Other debt obligations of both domestic and foreign issuers in which the Fund may invest include all types of long-term or short-term debt obligations, such as bonds, debentures, notes, convertible debt obligations, and commercial paper. These debt obligations may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where an issuer's debt obligations and common stock are offered as a unit).

Credit Quality. The Fund may invest in high yield, high risk, lower rated debt obligations, including convertible bonds, that are rated at least B by Moody's or S&P or, if unrated, are at least of comparable quality as determined by the Manager. Many debt obligations of foreign issuers, and especially developing markets issuers, are either (i) rated below investment grade, or (ii) not rated by U.S. rating agencies so that their selection depends on the Manager's internal analysis. Securities rated BB or lower (sometimes referred to as "junk bonds") are regarded as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore involve special risks; investments in such securities will not exceed 25% of the Fund's net assets. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "Investment Methods and Risks," and the SAI for additional information, the Appendix for a discussion of the rating categories, and the "Asset Composition Table" for information about the ratings of the debt obligations in the Fund during 1996.

Countries of Principal Investment. Under normal circumstances, at least 65% of the Fund's assets will be invested in the securities of issuers located in at least three countries, one of which may be the U.S. Securities of issuers within a given country may be denominated in the currency of that or another country, or in multinational currency units such as the European Currency Unit ("ECU"). The Fund will allocate its assets among securities of various issuers, geographic regions, and currencies in a manner which is consistent with its objectives, based upon relative interest rates among currencies, the outlook for changes in interest rates, and anticipated changes in worldwide exchange rates. In considering these factors, a country's economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies will be evaluated.

It is currently anticipated that the Fund's assets will be invested principally within Australia, Canada, Japan, New Zealand, the U.S., Scandinavia, and Western Europe, and in securities denominated in the currencies of these countries or denominated in multinational currency units such as the ECU. The Fund may also acquire securities and currency in less developed countries as well as in developing countries. Investments in foreign securities, especially developing markets, involve special and additional risks related to currency fluctuations, market volatility and economic, social, and political uncertainty that are different from investments in similar obligations of domestic entities. See "Highlighted Risk Considerations, Foreign Transactions" and the SAI.

Portfolio Maturity. The Fund may invest in debt obligations with varying maturities. Under current market conditions, it is expected that the dollar-weighted average maturity of the Fund's debt obligations investments will not exceed 15 years. Generally, the average maturity of the Fund's debt obligations portfolio will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall.

Other Investment Policies. With respect to currency risk, the Fund may, but is not required to, use currency forwards, futures contracts, and interest rate swaps, to hedge income or capital. Under the policies discussed in "Investment Methods and Risks Common to More than One Fund," "Highlighted Risk Considerations," and in the SAI, the Fund may also acquire loan participations; loan its portfolio securities; enter into repurchase, reverse repurchase, and "when-issued" transactions; invest in preferred stock; invest in structured notes; purchase and sell call and put options on U.S. or foreign securities; enter into futures contracts for the purchase or sale of U.S. Treasury or foreign securities or based upon financial indices; and engage in other activities specifically identified for this Fund.

Risks and Other Considerations Related to Non-Diversification. As a non-diversified fund under federal securities laws, the Fund is permitted to invest all of its assets in the obligations of a single issuer or relatively few issuers. Of course, the more flexible and less restrictive diversification standards for non-diversified funds may at times be important to the Fund's investment strategy since the number of issuers of foreign debt obligations is limited and foreign government securities are not considered "government securities" for diversification purposes under federal securities laws. Since the Fund is permitted to invest a greater proportion of its assets in the obligations of a smaller number of foreign issuers, however, changes in the value of a single issuer's securities or interest rate fluctuations, may have a greater effect on the Fund's investments and its share price. The risks of investing in foreign securities could also be magnified. The Fund will still be subject to the diversification requirements under the federal tax code and the 25% limit on concentration of investments in a single industry which will have a somewhat mitigating effect. See "Investment Methods and Risks."

U.S. Government Securities Fund

The investment objective of the U.S. Government Securities Fund is to earn income through investments in a portfolio limited to securities which are obligations of the U.S. government, its agencies or instrumentalities.

Portfolio Investments. The Fund pursues its objective by investing in all types of U.S. Government Securities, including obligations issued or guaranteed by U.S. government agencies and instrumentalities. These obligations may also include fixed-rate mortgage backed securities, adjustable-rate mortgage-backed securities ("ARMS"), or a hybrid of the two. See "Investment Methods and Risks-Debt Obligations." Some government agency obligations or guarantees are supported by the full faith and credit of the U.S. government, while others are supported principally by the issuing agency and may not permit recourse against the U.S. Treasury if the issuing agency does not meet its commitments.

Government National Mortgage Association. The Fund anticipates that a significant portion of its portfolio will consist of Government National Mortgage Association ("Association") mortgage-backed certificates ("GNMAs") and similar mortgage-backed securities issued or guaranteed by other agencies. GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMAs differ from other bonds in that principal may be paid back on an unscheduled basis rather than returned in a lump sum at maturity. The Fund purchases GNMAs for which principal and interest are guaranteed.

The Association's guarantee of payment of principal and interest on GNMAs is backed by the full faith and credit of the United States government. The Association may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Of course, this guarantee does not extend to the market value or yield of the GNMAs or the net asset value or performance of the Fund, which will fluctuate daily with market conditions.

Payments to holders of GNMAs consist of the monthly distributions of interest and principal less the Association's and issuers' fees. The portion of the monthly payment which represents a return of principal will be reinvested by the Fund in securities which may bear interest at a rate higher or lower than the obligation from which the principal payment was received.

When mortgages in the pool underlying a GNMA are prepaid by borrowers or as a result of foreclosure, such principal payments are passed through to the GNMA holders, such as the Fund. Accordingly, a GNMA's life is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to accurately predict the life of a particular GNMA.

GNMA yields (interest income as a percentage of price) have historically exceeded the current yields on other types of U.S. Government securities with comparable maturities. The effects of interest rate fluctuations and unpredictable prepayments of principal, however, can greatly change realized yields. As with most bonds, in a period of rising interest rates, the value of a GNMA will generally decline. In a period of declining interest rates, however, it is more likely that mortgages contained in GNMA pools will be prepaid thus reducing the effective yield. This potential for prepayment during periods of declining interest rates may reduce the general upward price increases of GNMAs as compared to noncallable debt securities over the same periods. Moreover, any premium paid on the purchase of a GNMA will be lost if the obligation is prepaid. Of course, price changes of GNMAs and other securities held by the Fund will have a direct impact on the net asset value per share of the Fund.

Adjustable Rate Securities. In addition to ARMS, the Fund may also invest in adjustable rate U.S. Government securities, which may include securities backed by other types of assets, including business loans guaranteed by the U.S. Small Business Administration ("SBA").

The ARMS in which the Fund invests are issued primarily by the Government National Mortgage Association ("Association"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), and are actively traded in the secondary market. The underlying mortgages which collateralize ARMS issued by the Association are fully guaranteed by the Federal Housing Administration or the Veterans Administration, while those collateralizing ARMS issued by the FNMA or the FHLMC are typically conventional residential mortgages conforming to standard underwriting size and maturity constraints.

ARMS allow the Fund to participate in increases in interest rates through periodic adjustments in the coupon rates of the underlying mortgages, resulting in both higher current yields and lower price fluctuations.

The Fund will not, however, benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held to exceed the maximum annual or lifetime reset limits (or "cap rates"). Fluctuations in interest rates above these levels could cause such ARMS to behave more like long-term, fixed-rate debt obligations. See the SAI for additional details.

Other Investment Policies. Under the policies discussed in "Investment Methods and Risks" and in the SAI, the Fund may enter into covered mortgage "dollar rolls," loan portfolio securities, engage in repurchase agreements, and engage in other activities specifically identified for this Fund.

Zero Coupon Funds:

Maturing in December of 2000, 2005, 2010

The objective of each of the three Zero Coupon Funds is to provide as high an investment return as is consistent with the preservation of capital.

Each Fund seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future by investing primarily in zero coupon securities that pay no cash income but are acquired by the Fund at substantial discounts from their value at maturity. These securities may experience greater fluctuations in market value in response to interest rate changes than interest-paying securities of similar maturities. If shares of a Zero Coupon Fund are redeemed prior to the maturity of the Fund, an investor may experience a significantly different investment return than was anticipated at the time of purchase. Therefore, the Zero Coupon Funds may not be appropriate for Contract Owners who do not plan to have their purchase payments invested in shares of the Fund for the long-term or until maturity.

Portfolio Investments. Under normal circumstances, each Zero Coupon Fund will invest at least 65% of its net assets in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and Stripped Eurodollar
Obligations, all described below. The Stripped Securities in which each Fund will invest consist of:

1) zero coupon securities issued by the U.S. Treasury, including treasury bills, debt obligations issued by the U.S. Treasury which have been stripped of their unmatured interest coupons or which were issued without interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. government trust certificates (collectively, "Stripped Treasury Securities") (currently not anticipated to be in excess of 55% of the Funds' assets);

2) other zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities");

3) zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities");

4) stripped Eurodollar obligations, which are debt obligations denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations ("Stripped Eurodollar Obligations").

Risks of Investing in Stripped Securities. Stripped Securities investments, like other investments in debt obligations, are subject to certain risks, including credit and market risks. To the extent the Zero Coupon Funds invest in Stripped Securities other than Stripped Treasury Securities, such investments will be rated at least A by nationally recognized statistical rating agencies, or if unrated, are determined by the Manager to be of comparable quality. Such securities are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and have some speculative characteristics. The Zero Coupon Funds will also attempt to minimize the impact of individual credit risks by diversifying their portfolio investments. The availability of Stripped Securities, other than Stripped Treasury Securities, may be limited at times; during such periods, because the Fund must meet annuity tax diversification rules, the Fund may invest in other types of fixed-income securities.

Stripped Securities do not make any periodic payments of interest prior to maturity and the stripping of the interest coupons causes the Stripped Securities to be offered at a substantial or "deep" discount from their face amounts. The market value of Stripped Securities and, therefore, of the shares of the Zero Coupon Funds, will fluctuate with changes in interest rates and other factors and are generally subject to greater fluctuations in response to changing interest rates than shares of a fund consisting of debt obligations of comparable quality and maturities that pay interest currently. The amount of fluctuation increases with a longer period to maturity.

Special Risks Relating to Maturity. The Trust currently offers three separate Zero Coupon Funds, each maturing on the third Friday of December of its specific maturity year (the "Target Date"): 2000, 2005 and 2010. On each Fund's Target Date, the Fund will be converted to cash and an investor may invest in another of the Trust's Funds. At least 30 days prior to maturity, contract owners will be notified and given an opportunity to select another investment option. If an investor does not complete an instruction form directing what should be done with liquidation proceeds, the proceeds will be automatically invested in the Money Fund and the Contract Owners will be notified of such event.

Because each Fund will be primarily invested in zero coupon securities, investors whose purchase payments are invested in shares held to maturity, including those obtained through reinvestment of dividends and distributions, will experience a return consisting primarily of the amortization of discount on the underlying securities in the Fund. However, the net asset value of a Fund's shares increases or decreases with changes in the market value of that Fund's investments.

Because they do not pay interest, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities. Investors can expect more appreciation from a Zero Coupon Fund during periods of declining interest rates than from interest-paying securities of similar maturity. Conversely, when interest rates rise, a Fund will normally decline more in price than interest-paying securities of similar maturity. Price fluctuations are expected to be greatest in the longer-maturity Funds and are expected to diminish as a Fund approaches its maturity date. Interest rates can change suddenly and unpredictably. If shares of a Zero Coupon Fund are redeemed prior to the maturity of the Fund, an investor may experience a significantly different investment return than was anticipated at the time of purchase.

The Funds' Manager will attempt to maintain the average duration of each Fund to within twelve months of the Fund's Target Date. Duration is a measure of the length of an investment which takes into account, through present value analysis, the timing and amount of any interest payments as well as the amount of the principal repayment. Duration is commonly used by professional managers to help identify and control "reinvestment risk" that is, the risk that interest rates will be lower when the fund seeks to invest the proceeds from a matured obligation. Since each Fund will not be invested entirely in zero coupon securities maturing on the Target Date, there will be some unknown reinvestment risk and liquidation costs with respect to those other investments. By balancing investments with slightly longer and shorter durations, the Manager believes it can maintain a Fund's average duration within twelve months of the Fund's Target Date and thereby reduce its unknown reinvestment risk. As a fund approaches its Target Date, its portfolio will be comprised of increasingly larger amounts of repurchase agreements, commercial paper, bankers acceptances, government agency discount notes, treasury bills, and other Money Market Instruments.

Foreign Portfolio Investments. Although each Fund reserves the right to invest up to 10% of its assets in obligations or securities of foreign issuers, each Fund typically limits such investments to less than 10% of their respective assets and to dollar denominated obligations. Investments in stripped Eurodollar obligations where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions and other tax laws and laws limiting the amount and types of foreign investments. Investment in foreign securities involves special risks including currency fluctuations and political uncertainty. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" AND THE SAI.

Structured Notes. Although each Fund reserves the right to invest up to 10%, each Fund currently does not intend to invest more than 5% of its assets in certain structured notes. These notes are comparable to zero coupon bonds in terms of credit quality, interest rate volatility, and yield. See "Investment Methods and Risks."

Other Investment Policies. To provide income for expenses, redemption payments, and cash dividends, up to 20% of each Fund's assets may be invested in Money Market Instruments although typically the actual amount is substantially less. Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Funds may also lend portfolio securities, enter into repurchase agreements with respect to securities in which they are permitted to invest, and engage in other activities specifically identified for these Funds.

Tax Considerations. Under the federal income tax law, a portion of the difference between the purchase price of the zero coupon securities and their face value ("original issue discount") is considered to be income to the Zero Coupon Funds each year, even though such Funds will not receive cash payments representing the discount from these securities. This original issue discount will comprise a part of the net taxable investment income of such Funds which must be "distributed" to the insurance company, as shareholder each year, whether or not such distributions are paid in cash. To the extent such distributions are paid in cash, the Fund may have to generate the required cash from interest earned on non-zero coupon securities or possibly from the disposition of zero coupon securities.

FUNDS SEEKING GROWTH AND INCOME

Growth and Income Fund

The principal investment objective of the Growth and Income Fund is capital appreciation. The Fund's secondary objective is to provide current income return.

Portfolio Investments. The Fund pursues capital appreciation by investing in securities the Manager believes have the potential to increase in value. The Fund will normally invest in the U.S. stock market by investing in a broadly diversified portfolio of common stocks which may be traded on a securities exchange or over-the-counter. Such investments will be made, however, only if the Fund's Manager believes that the perceived risk is justified by the potential for capital appreciation. Stocks and other equity securities representing ownership interests in corporations, have historically outperformed other asset classes over the long term but tend to fluctuate more dramatically over the short term.

The Fund seeks current income through the receipt of dividends or interest from its investments, and the payment of dividends may therefore be a consideration in purchasing debt obligations or securities for the Fund. In pursuing its secondary objective of current income, the Fund may also purchase convertible securities, including bonds or preferred stocks, enhanced convertible securities, debt obligations, and Money Market Instruments.

Selection of Portfolio Investments. The investment strategy of the Fund is to generally invest in undervalued issues believed to have attractive long-term growth prospects. The Fund's Manager uses relative yield analysis to target companies that have current relative yields near the upper end of their historical ranges. In doing so, the Fund's Manager hopes to identify undervalued stocks, in pursuit of the Fund's primary objective of capital appreciation. Relative yield, as used here, is a company's stock yield divided by the market yield (as defined by the S&P 500). In implementing the Fund's relative yield strategy, the Fund generally restricts its investment to stocks yielding at least 100% of the yield of the S&P 500, thereby enabling the Manager to pursue its secondary objective, namely current income. In addition to relative yield analysis, the Fund employs other valuation methods including, but not limited to, quantitative and fundamental analysis. This strategy generally results in the Fund investing predominantly in mid- and larger capitalization issuers.

Foreign Investments. Although the Fund reserves the right to invest up to 30% of its assets in foreign securities not publicly traded in the U.S., the Fund's current investment strategy is to limit such investments to no more than 20% of the Fund's total net assets, including ADRs. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLYIN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" AND THE SAI.

Convertible Securities. The Fund may invest in convertible securities. The convertible debt obligations in which the Fund may invest are subject to the same rating criteria and investment policies as the Fund's investments in debt obligations. Convertible preferred stocks are equity securities, generally carry a higher degree of market risk than debt obligations, and often may be regarded as speculative in nature. The Fund may also invest in enhanced convertible securities which may provide higher dividend income but which may carry additional risks, including reduced liquidity. See "Highlighted Risk Considerations" and "Investment Methods and Risks."

REITS. The Fund currently intends to invest no more than 10% of its assets in equity real estate investment trusts ("REITs"). REITs may provide an attractive alternative to direct investments in Real Estate, but are subject to risks related to the skill of their management, changes in value of the properties owned by the REITs, the quality of any credit extended by the REITs, and other factors. See "Real Estate Securities Fund."

Other Investment Policies. The Fund currently does not intend to invest more than 5% of its assets in debt obligations, including convertible debt obligations, rated Ba or lower by Moody's or BB or lower by S&P, or unrated securities determined by the Manager to be of comparable quality. Under the policies discussed in "Highlighted Risk Considerations" "Investment Methods and Risks" and in the SAI, the Fund may also write covered call and put options; purchase call and put options on securities and indices of securities, including "forward conversion" transactions; loan its portfolio securities; enter into repurchase transactions; and engage in other activities specifically identified for this Fund.

Income Securities Fund

The investment objective of the Income Securities Fund is to maximize income while maintaining prospects for capital appreciation.

Portfolio Investments. The Fund will pursue its objective by investing in a diversified portfolio of domestic and foreign debt obligations, which may include high yield, high risk, lower rated obligations (commonly referred to as "junk bonds"), as well as equity securities, selected with particular consideration of current income production along with capital appreciation. The assets of the Fund may be held in cash or invested in securities traded on any national securities exchange, in Money Market Instruments, or in securities issued by a corporation, association or similar legal entity having gross assets valued at not less than $1,000,000 as shown by its latest published annual report. Such investments may include zero coupon, deferred interest or pay-in-kind bonds, or preferred stocks. See "Investment Methods and Risks." There are no restrictions as to the proportion of investments which may be made in any particular type of security and such determination is entirely within the Manager's discretion. As market conditions change, it is conceivable that all of the assets of the Fund might be invested in debt obligations or, conversely, in common stocks. As a fundamental policy, however, the Fund will not concentrate its investments in a single industry in excess of 25% of its total assets.

Certain of the high yield obligations in which the Fund may invest may be purchased at a discount. Such investments, when held to maturity or retired, may include an element of gain (which may be treated as ordinary income or capital gain for tax purposes). The Fund does not intend to hold obligations for the purpose of achieving such gains, but generally will hold them as long as current yields on these investments remain attractive. Capital losses may be realized when obligations purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of obligations.

Credit Quality. When purchasing debt obligations, the Fund may invest in obligations in any rating category (including obligations in the lowest rating categories) or unrated obligations, depending upon prevailing market and economic conditions. BECAUSE OF THE FUND'S POLICY OF INVESTING IN HIGHER YIELDING, HIGHER RISK DEBT OBLIGATIONS, AN INVESTMENT IN THE FUND IS ACCOMPANIED BY A HIGHER DEGREE OF RISK THAN IS PRESENT WITH AN INVESTMENT IN HIGHER RATED, LOWER YIELDING OBLIGATIONS. ACCORDINGLY, INVESTORS CONSIDERING THE FUND SHOULD EVALUATE THEIR OVERALL INVESTMENT GOALS AND TOLERANCE FOR RISK.

Currently, however, the Fund intends generally to invest in securities that are rated at least Caa by Moody's or CCC by S&P, except for defaulted securities discussed below, or, if unrated, comparable obligations in the view of the Manager. The lower rated obligations in which the Fund may invest are considered by S&P and Moody's, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore entail special risks. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "Investment Methods and Risks," and the SAI for additional information, the Appendix for a discussion of the rating categories, and the "Asset Composition Table" for information about the ratings of the debt obligations in the Fund during 1996.

These ratings, which represent the opinions of the rating services, do not reflect the risk of market fluctuations nor are they absolute credit standards. Ratings will be considered but will not be a determining or limiting factor. Rather than relying principally on the ratings assigned by rating services, the Manager conducts its own investment analysis.

In the event the rating on an issue held in the Fund's portfolio is changed by the rating service or the obligation goes into default, such event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security.

Because a substantial portion of this Fund's investments at any particular time may consist of lower rated debt obligations, changes in the level of interest rates, among other things, will likely have an increased effect on the value of the Fund's holdings and thus the value of the Fund's shares.

Defaulted Debt Obligations. The Fund may invest up to 5% of its assets in defaulted debt obligations which may be considered speculative.

Foreign Investments. The Fund may invest up to 25% of its total net assets in foreign securities not publicly traded in the U.S., including those of developing markets issuers. The Fund may also invest in sponsored or unsponsored American Depositary Receipts. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investments in similar obligations of domestic entities. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" AND THE SAI.

Other Investment Policies. The Fund currently intends to invest no more than 5% of its assets in loan participations and other related direct or indirect bank obligations and up to 5% of its assets in trade claims, both of which carry a high degree of risk; and currently intends to invest no more than 5% of its assets in enhanced convertible securities. Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also loan its portfolio securities; enter into repurchase transactions; purchase debt obligations on a "when-issued" or "delayed-delivery" basis; write covered call options on securities; and engage in other activities specifically identified for this Fund.

Mutual Shares Securities Fund

The principal investment objective of the Mutual Shares Securities Fund is capital appreciation, with income as a secondary objective.

Portfolio Investments. Under normal market conditions, the Fund invests primarily in domestic equity securities, including common and preferred stocks and securities convertible into common stocks, as well as debt obligations of any quality. Debt obligations may include securities or indebtedness issued by corporations or governments in any form, including notes, bonds, or debentures, as well as distressed mortgage obligations and other debt secured by real property. The Manager has no pre-set limits as to the percentages which may be invested in equity securities, debt securities or Money Market Instruments. The Fund may invest in securities from any size issuer, including smaller capitalization companies, which may be subject to different and greater risks. See "Common Investment Methods and Risks, Smaller Capitalization Issuers." It will tend to invest, however, in securities of issuers with market capitalizations in excess of $500 million. It may invest in securities that are traded on U.S. or foreign exchanges, NASDAQ national market or in the over-the-counter market. It may invest in any industry sector, although it will not concentrate in any one industry. From time to time, the Fund may hold significant cash positions, consistent with its policy on temporary investments, until suitable investment opportunities are available.

The Fund also seeks to invest in securities of domestic and foreign companies involved in mergers, consolidations, liquidations and reorganizations or as to which there exist tender or exchange offers, and may participate in such transactions. The Fund does not presently anticipate investing more than 50% of its assets in such investments, but is not restricted to that amount. There can be no assurance that any such transaction proposed at the time of the Fund's investment will be consummated or will be consummated on the terms and within the time period contemplated. The Fund may also invest in other forms of secured or unsecured indebtedness or participations ("Indebtedness"), including without limitation, loan participations and trade claims, of debtor companies involved in reorganization or financial restructuring, some of which may have very long maturities. Some of the Indebtedness is illiquid.

Selection of Portfolio Investments. The Fund's general policy is to invest in securities which, in the opinion of the Manager, are available at prices less than their intrinsic values. The Manager's opinions are based upon analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. These factors are not applied formulaically, as the Manager examines each security separately; the Manager has no general criteria as to asset size, earnings or industry type which would make a security unsuitable for purchase by the Fund.

The Fund generally purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, in certain circumstances when the Manager perceives that the Fund may benefit, the Fund may itself seek to influence or control management or may invest in other entities that purchase securities for the purpose of influencing or controlling management, such as investing in a potential takeover or leveraged buyout or investing in other entities engaged in such practices.

Credit Quality. Debt obligations (including Indebtedness) in which the Fund invests may be rated or unrated and, if rated, ratings may range from the very highest to the very lowest categories (currently C for Moody's and D for S&P). Medium and lower-rated debt obligations are commonly referred to as "junk bonds." In general, it will invest in these instruments for the same reasons underlying its investments in equity securities, i.e., that the instruments are available, in the Manager's opinion, at prices less than their intrinsic values. Consequently, the Manager's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The Fund expects to invest in debt obligations issued by reorganizing or restructuring companies, or companies which recently emerged from, or are facing the prospect of a financial restructuring. It is under these circumstances, which usually involve unrated or low rated securities that are often in, or are about to, default, that the Manager seeks to identify securities which are sometimes available at prices which it believes are less than their intrinsic values. The purchase of Indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. However, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies.

Higher yields are generally available from securities in the higher risk, lower rating categories of S&P or Moody's; however, the values of lower rated securities generally fluctuate more than those of higher rated securities and involve greater risk of loss of income and principal. Moreover, securities rated BB or lower by S&P or Ba or lower by Moody's are predominantly speculative with respect to the issuer's ability to pay principal and interest and may be in default. These securities may also be less liquid than higher rated securities, or have no established markets, thereby increasing the degree to which judgment plays a role in valuing such securities. BECAUSE OF THE FUND'S POLICY OF INVESTING IN LOWER-

RATED OR UNRATED, HIGHER RISK DEBT OBLIGATIONS, AN INVESTMENT IN THE FUND IS ACCOMPANIED BY A HIGHER DEGREE OF RISK THAN IS PRESENT WITH AN INVESTMENT IN HIGHER RATED OBLIGATIONS. ACCORDINGLY, INVESTORS CONSIDERING THE FUND SHOULD EVALUATE THEIR OVERALL INVESTMENT GOALS AND TOLERANCE FOR RISK. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND "APPENDIX."

Defaulted Debt Obligations. The Fund may invest without limit in defaulted debt obligations, subject to the Fund's restriction on investments in illiquid securities. Defaulted debt obligations may be considered speculative. See the discussion above under "Credit Quality" for the circumstances under which the Fund generally invests in defaulted debt obligations.

Foreign Investments. Although the Fund reserves the right to purchase securities in any foreign country without percentage limitation, the Fund's current investment strategy is to invest primarily in domestic securities, with no more than 10-15% of its total assets in foreign securities, including sponsored or unsponsored Depositary Receipts. The Fund presently does not intend to invest more than 5% of its assets in securities of developing markets, including Eastern European countries and Russia. Foreign investments may include both voting and non-voting securities, sovereign debt and participation in foreign government deals. The Fund's investments in foreign securities involve risks related to currency fluctuations, and political uncertainty. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" BELOW AND IN THE SAI.

Currency Techniques. The Fund generally expects it will hedge against currency risks to the extent that hedging is available. Currency hedging techniques may include investments in foreign currency futures contracts, options on foreign currencies or currency futures, forward foreign currency exchange contracts ("forward contracts") and currency swaps, all of which involve specialized risks. See "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Other Investment Policies. While the Fund may not purchase securities of registered open-end investment companies or affiliated investment companies, it may invest from time to time in other investment company securities subject to the limitation that it will not purchase more than 3% of the voting securities of another investment company. In addition, the Fund will not invest more than 5% of its assets in the securities of any single investment company and will not invest more than 10% of its assets in investment company securities. Investors should recognize that an investment in the securities of such investment companies results in layering of expenses such that investors indirectly bear a proportionate share of the expenses of such investment companies, including operating costs, and investment advisory and administrative fees. The Fund may also sell short securities it does not own up to 5% of its assets. Short sales have risks of loss if the price of the security sold short increases after the sale, but the Fund can profit if the price decreases. The Fund may also sell securities "short against the box" (i.e., securities which the Fund owns or has the immediate and unconditional right to acquire at no additional cost) without limit. See the SAI for further details concerning short sales.

Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also loan its portfolio securities; enter into repurchase transactions; purchase securities and debt obligations on a "when-issued" or "delayed delivery" basis; invest in restricted or illiquid securities; purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and engage in other activities specifically identified for this Fund.

Real Estate Securities Fund

The principal objective of the Real Estate Securities Fund is capital appreciation, with a secondary objective of earning current income on its investments.

Portfolio Investments. The Fund pursues its principal objective by investing primarily in securities of companies operating in the real estate industry. Under normal circumstances, therefore, at least 65% of the Fund's total assets will be invested in "real estate securities," (defined below), primarily equity real estate investment trusts ("REITs"). The Fund may also invest in equity securities issued by home builders and developers and in debt obligations and convertible securities issued by REITs, home builders, and developers. The Fund will generally invest in real estate securities of companies listed on a securities exchange or traded over-the-counter. As used by the Fund, investments deemed to be "real estate securities" will include equity, debt obligations, and convertible securities of companies having the following characteristics and will be subject to the following limitations:

1. Companies qualifying as a REIT for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, gains from the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest and gains from the sale of securities. Real property, mortgage loans, cash and certain securities must comprise 75% of a company's assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 95% of its REIT taxable income.

2. Companies, such as home builders and developers, having at least 50% of their assets related to, or deriving at least 50% of their revenues from, the ownership, construction, management, or sale of residential, commercial or industrial real estate.

The Fund will typically invest predominately in securities issued by mid-cap or smaller cap U.S. companies which have market capitalizations of $5 billion and $1 billion or less, respectively, because that is reflective of the industry itself. Small cap companies can be subject to different and greater risks than mid or larger cap issuers. See "Investment Methods and Risks-Small Capitalization Issuers."

Risks Related to Concentration. The Fund may invest more than 25% of its total assets in any sector of the real estate industry described above. The Fund's policy of concentrating in the securities of companies in the real estate industry and the other investment policies referenced above are fundamental policies that cannot be changed without shareholder approval. Due to the Fund's concentration in the real estate industry, adverse developments in that industry will have a greater impact on the Fund, and consequently shareholders, than a fund with broader diversification. Special considerations to an investment in the Fund include those risks associated with the direct ownership of real estate: declines in the value of real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. The value of securities of companies which service the real estate industry may also be affected by such risks.

In addition to the risks discussed above, equity REITs may be affected by any changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent on the REITs' management skill, may not be diversified, and are subject to the risks of financing projects. The Fund could conceivably own real estate directly as a result of a default on debt obligations it owns. Changes in prevailing interest rates also may inversely affect the value of the debt obligations in which the Fund will invest.

The Fund's Manager believes, however, that diversification of the Fund's assets into different types of real estate investments will help mitigate, although it cannot eliminate, the inherent risks of such industry concentration.

Real Estate Related Investments. In addition to the Fund's investments in real estate securities, as defined above, the Fund may also invest a portion of its assets in debt obligations or equity securities of issuers engaged in businesses whose products and services are closely related to the real estate industry, and publicly traded on an exchange or in the over-the-counter market. Such issuers may include manufacturers and distributors of building supplies; financial institutions that issue or service mortgages, such as savings and loan associations or mortgage bankers; and companies whose principal business is unrelated to the real estate industry but who have significant real estate holdings (at least 50% of their respective assets) believed to be undervalued relative to the price of those companies' securities.

Credit Quality. As an operating policy, the Fund will not invest more than 10% of its net assets in convertible debt obligations or debt obligations rated Ba or lower by Moody's or, if unrated, deemed by the Manager to be of comparable quality. Generally, however, the Fund will not acquire any investments rated lower than B by Moody's or, if unrated, deemed to be of comparable quality by the Manager. Lower rated obligations (commonly referred to as "junk bonds") are considered by the rating agencies to have increased risks related to the creditworthiness of their issuers. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND THE SAI.

Other Investment Policies. The Fund may invest up to 10% in foreign securities, including developing markets, which involve special risks including currency fluctuations and political uncertainty. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" AND THE SAI. Under the policies discussed in "Investment Methods and Risks," and in the SAI, the Fund may also write covered call options, loan its portfolio securities, engage in repurchase transactions, invest in enhanced convertible securities, and engage in other activities specifically identified for this Fund.

Rising Dividends Fund

The investment objectives of the Rising Dividends Fund are capital appreciation and current income incidental to capital appreciation. In seeking capital appreciation, the Fund invests with a long-term investment horizon. Preservation of capital, while not an objective, is also an important consideration.

Selection of Portfolio Investments. The Fund seeks to achieve its investment objectives by investing, as a fundamental policy, at least 65% of its net assets in financially sound companies that have paid consistently rising dividends based on the investment philosophy that the securities of such companies, because of their dividend record, have a strong potential to increase in value. Under normal market conditions, the Fund's portfolio is at least 65% invested in the securities of companies that meet the following specialized criteria:

1. consistent dividend increases - a company should have increased its dividend in at least eight out of the last ten years with no year showing a decrease;

2. substantial dividend increases - a company must have increased its dividend at least 100% over the past ten years;

3. reinvested earnings - dividend payout should be less than 65% of current earnings (except for utility companies);

4. strong balance sheet - long-term debt obligations should be no more than 30% of total capitalization (except for utility companies); and

5. attractive price - the current price should either be in the lower half of the stock's price/earnings ratio range for the past ten years or less than the average current market price/earnings ratio of the stocks comprising the S&P 500 Stock Index. This criterion applies only at the time of purchase.

The remaining 35% of the Fund's assets typically are invested in dividend-paying equity securities with similar characteristics that may not meet all of the specialized criteria listed above. The Fund's investments may include common stocks, convertible securities, or rights or warrants to subscribe for or purchase common stocks.

The Manager also considers other factors, such as return on shareholder's equity, rate of earnings growth and anticipated price/earnings ratios, in selecting investments for the Fund. In addition, because capital preservation is an important consideration, the Manager generally also reviews a company's stability and the strength of its balance sheet in selecting among eligible growth companies.

Following these policies, the Fund will typically invest predominantly in equity securities issued by large-cap or mid-cap U.S. companies, which have market capitalizations of $1 billion or more. It may also invest to a lesser degree in smaller capitalization companies, which are subject to different and greater risks. See "Common Investment Objectives and Risks, Smaller Capitalization Issuers."

Other Investment Policies. The Fund may invest up to 10% in foreign securities, including developing markets, which involve special risks including currency fluctuations and political uncertainty. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" AND THE SAI. Under the policies discussed in "Investment Methods and Risks," and in the SAI, the Fund may also loan its portfolio securities, enter into repurchase transactions, write covered call options, and engage in other activities specifically identified for this Fund.

Templeton Global Asset Allocation Fund

The investment objective of the Templeton Global Asset Allocation Fund is to seek a high level of total return through a flexible policy of investing in the following market segments: equity securities of issuers in any nation, debt obligations of companies and governments of any nation, and Money Market Instruments.

Portfolio Investments. The mix of investments among these three market segments will be adjusted in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world. There are no minimum or maximum percentages as to the amount of the Fund's assets which may be invested in each of the market segments. Except as noted below and under "Investment Restrictions" in the SAI, the Manager has complete discretion in determining the amount of equity securities, debt obligations, or Money Market Instruments in which the Fund may invest.

The Fund seeks to achieve its objective by seeking investment opportunities in all types of securities issued by companies or governments of any nation, including developing markets nations. The Fund will normally be invested in at least three countries, except during defensive periods. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Equity Securities. Equity securities in which the Fund may invest consistent with its investment objective and policies may include common and preferred stock, securities (bonds or preferred stock) convertible into common stock ("convertible securities"), warrants, equity real estate investment trusts ("REITs"), and securities representing underlying international securities such as depositary receipts. The Fund may purchase sponsored or unsponsored depositary receipts, such as ADRs, EDRs, and GDRs, which will be deemed to be investments in the underlying securities for purposes of the Fund's investment policies. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities and they involve the risks of other investments in foreign securities, as discussed in "Highlighted Risk Considerations, Foreign Transactions."

Debt Obligations. Debt obligations in which the Fund may invest consistent with its investment objective and policies may include many types of debt obligations of both domestic and foreign governments or companies, such as bonds, debentures, notes, commercial paper, collateralized mortgage obligations ("CMOs") and obligations issued or guaranteed by governments or government agencies or instrumentalities including, specifically, Government National Mortgage Association ("GNMA") mortgage-backed certificates. The yields provided by GNMA securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities; unpredictable prepayments of principal, however, can greatly change realized yields. See "Investment Methods and Risks." The Fund has the flexibility to invest in preferred stocks and certain debt obligations, rated or unrated, such as convertible bonds and bonds selling at a discount. Debt obligations can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades.

Credit Quality. The Fund may invest in medium grade and lower quality debt obligations that are rated between BBB and as low as CC by S&P, and between Baa and as low as Ca by Moody's or, if unrated, are of equivalent investment quality as determined by the Manager. Bonds rated BB or lower are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Issues of bonds rated Ca may often be in default. Higher yields are generally available from securities in the higher risk, lower rating categories of S&P or Moody's (commonly referred to as "junk bonds"); however, the values of lower rated securities generally fluctuate more than those of higher rated securities and involve greater risk of loss of income and principal. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS," THE SAI FOR ADDITIONAL INFORMATION, AND THE "APPENDIX" FOR A DISCUSSION OF THE RATING CATEGORIES.

As an operating policy established by the Board, however, the Fund will not invest more than 25% of its total assets in debt obligations rated BBB or lower by S&P or Baa or lower by Moody's or if unrated, determined by the Manager to be of comparable quality. Such limit would include defaulted debt obligations. Many debt obligations of foreign issuers, and especially developing markets issuers, are either (i) rated below investment grade or
(ii) not rated by U.S. rating agencies so that their selection depends on the Manager's internal analysis. The Board may consider an increase in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower quality debt obligations would be consistent with the interests of the Fund and its shareholders.

Money Market Instruments. The Fund may invest in Money Market Instruments. In addition, the Fund may hold cash and time deposits with banks in the currency of any major nation and invest in certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion. The Fund may also invest in commercial paper limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P. See the Appendix.

Defaulted Debt Obligations. The Fund may invest up to 10% of its assets in defaulted debt obligations, which may be considered speculative.

Foreign Securities. The Fund has an unlimited right to purchase securities in any foreign country, developed or emerging, if they are listed on an exchange, as well as a limited right to purchase such securities if they are unlisted. However, as a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of total assets. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Currency Techniques. The Fund may, but with respect to equity securities does not currently intend, to employ certain active currency hedging techniques. Such techniques may include investments in foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and options on foreign currencies, all of which involve specialized risks. See "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Other Investment Policies. Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also invest in illiquid and restricted securities, purchase securities on a "when-issued" basis, enter into repurchase transactions, loan its portfolio securities, and engage in other activities specifically identified for this Fund.

Utility Equity Fund

The investment objectives of the Utility Equity Fund are to seek both capital appreciation and current income by concentrating investments in the securities of public utilities companies.

Portfolio Investments. The Fund pursues its objectives by investing, under normal conditions, at least 65% of the Fund's total assets in securities of issuers engaged in the public utilities industry, which includes the manufacture, production, generation, transmission and sale of gas and electric energy and water. Assets may also be invested in issuers engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public benefit, but not those in public broadcasting. The Fund will normally invest in common stocks which are expected to yield dividends.

Foreign Investments. The Fund may invest up to 25% of its total net assets in foreign securities, including Depositary Receipts and those of developing markets issuers. However, as a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of total assets. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLYIN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" AND THE SAI.

Risks Associated with Utilities Investments. The Fund has substantial investments in electric public utility companies which have certain characteristics and risks of which investors should be aware. Such characteristics include: the difficulty in obtaining adequate returns on invested capital despite frequent rate increases; the difficulty in financing large construction programs during inflationary periods; restrictions on operations and increased costs and delays attributable to environmental considerations; difficulty of the capital markets in absorbing utility debt and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; difficulty in obtaining natural gas for resale; declines in the prices of alternative fuels; risks associated with the construction and operation of nuclear power plants; and general effects of energy conservation. The Fund's policy of concentrating its investments in utilities may make it more susceptible to adverse developments than a fund with greater industry diversification.

In addition, utility stocks may be particularly sensitive to interest rate movements because investors may value such stocks based upon their yields rather than their potential growth. Accordingly, utility stocks may behave like bonds, rising in value during periods of falling interest rates and falling in value during periods of rising interest rates. Utility stocks may also, however, be affected by factors which affect equity securities generally.

Notwithstanding these risk factors, gas and electric utility companies have been favorably affected by lower financing costs, and, in the case of electrical utilities, the ability to build, operate and maintain power plants outside their historical territories. Each of the favorable factors is, of course, subject to change.

Other Investment Policies. The Fund may invest up to 5% of its assets in debt obligations, including convertible bonds issued by public utility issuers, regardless of their ratings, which means the assets of the Fund may be invested in securities rated Ba or lower by Moody's or BB or lower by S&P, or unrated securities determined by the Manager to be of comparable quality. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS, DEBT OBLIGATIONS," AND "APPENDIX." The Fund currently intends to invest no more than 5% of its assets in preferred stocks or convertible preferred stocks issued by public utility issuers. Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also write covered call options, loan its portfolio securities, enter into repurchase transactions, and engage in other activities specifically identified for this Fund.

FUNDS SEEKING CAPITAL GROWTH

Capital Growth Fund

The primary investment objective of the Capital Growth Fund is capital appreciation. Current income is only a secondary consideration in selecting portfolio securities.

Under normal market conditions, the Fund will invest primarily (at least 65% of assets) in equity securities, including common and preferred stocks, or securities convertible into common stocks, which are believed to offer favorable possibilities for capital appreciation, but some of which may yield little or no current income. The Fund's assets may be invested in shares of common or capital stock traded on any national securities exchange or over-the-counter, in convertible securities or, for temporary or defensive purposes, in cash and Money Market Instruments. Stocks and other equity securities representing ownership interests in corporations have historically outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term.

The Manager will generally make long-term investments in equity securities which have been selected based upon fundamental and quantitative analysis. Following these policies, the Fund will typically invest predominantly in equity securities issued by large-cap or mid-cap U.S. companies, which have market capitalizations of $1 billion or more. It may also invest to a lesser degree in smaller capitalization companies, which may be subject to different and greater risks, but there is no present intention of investing more than 20% of the Fund's assets in such securities. See "Common Investment Objectives and Risks, Smaller Capitalization Issuers."

Foreign Securities. As an operating policy, the Fund currently intends to invest no more than 15% of its assets in foreign securities, including Depositary Receipts which involve special risks including currency fluctuations and political uncertainty. SEE "HIGHLIGHTED RISK CONSIDERATIONS
- FOREIGN TRANSACTIONS" ANDTHESAI.

Other Investments. The Fund currently intends to invest no more than 5% of its assets in debt obligations, including convertible debt obligations, rated Ba or lower by Moody's or BB or lower by S&P, or unrated securities determined by the Manager to be of comparable quality. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS, DEBT OBLIGATIONS," AND "APPENDIX." The Fund may invest in convertible preferred stocks, which are equity securities, generally carry a higher degree of market risk than debt obligations, and often may be regarded as speculative in nature. See "Highlighted Risk Considerations" and "Investment Methods and Risks." Under the policies discussed in "Investment Methods and Risks" and in the SAI, the Fund may also write covered call options; purchase put options on securities; loan its portfolio securities; enter into repurchase transactions; invest in restricted or illiquid securities; and engage in other activities specifically identified for this Fund.

Mutual Discovery Securities Fund

The investment objective of the Mutual Discovery Securities Fund is capital appreciation.

Portfolio Investments. Under normal market conditions, the Fund invests in domestic and foreign equity securities, including common and preferred stocks and securities convertible into common stocks, as well as debt obligations of any quality. Debt obligations may include securities or indebtedness issued by corporations or governments in any form, including notes, bonds, or debentures, as well as distressed mortgage obligations and other debt secured by real property. The Manager has no pre-set limits as to the percentages which may be invested in equity securities, debt securities or Money Market Instruments. The Fund may invest in securities from any size issuer, and may invest a substantial portion of its assets in securities of small capitalization issuers, which have market capitalizations of less than $1 billion. Securities of foreign or small cap issuers may be subject to different and greater risks, as discussed below. The Fund may invest in securities that are traded on U.S. or foreign exchanges, NASDAQ national market or in the over-the-counter market. It may invest in any industry sector, although it will not concentrate in any one industry. From time to time, the Fund may hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

The Fund also seeks to invest in securities of domestic and foreign companies involved in mergers, consolidations, liquidations and reorganizations or as to which there exist tender or exchange offers, and may participate in such transactions. The Fund does not presently anticipate investing more than 50% of its assets in such investments, but is not restricted to that amount. There can be no assurance that any such transaction proposed at the time of the Fund's investment will be consummated or will be consummated on the terms and within the time period contemplated. The Fund may also invest in other forms of secured or unsecured indebtedness or participations ("Indebtedness"), including without limitation loan participations and trade claims, of debtor companies involved in reorganization or financial restructuring, some of which may have very long maturities. Some of the Indebtedness is illiquid.

Selection of Portfolio Investments. The Fund's general policy is to invest in securities which, in the opinion of its Manager, are available at prices less than their intrinsic values. The Manager's opinions are based upon analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. These factors are not applied formulaically, as the Manager examines each security separately; the Manager has no general criteria as to asset size, earnings or industry type which would make a security unsuitable for purchase by the Fund.

The Fund generally purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, in certain circumstances when the Manager perceives that the Fund may benefit, the Fund may itself seek to influence or control management or may invest in other entities that purchase securities for the purpose of influencing or controlling management, such as investing in a potential takeover or leveraged buyout or investing in other entities engaged in such practices.

Foreign Investments. The Fund may purchase securities in any foreign country, developed or undeveloped, and currently expects to invest up to 50% or more of its total assets in foreign securities, including sponsored or unsponsored Depositary Receipts. The Fund presently does not intend to invest more than 5% of its assets in securities of developing markets including Eastern European countries and Russia. Foreign investments may include both voting and non-voting securities, sovereign debt and participation in foreign government deals. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar domestic securities. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of those markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" BELOW AND IN THE SAI.

Currency Techniques. The Fund generally expects to hedge against currency risks to the extent that hedging is available. Currency hedging techniques may include investments in foreign currency futures contracts, options on foreign currencies or currency futures, forward foreign currency exchange contracts ("forward contracts") and currency swaps, all of which involve specialized risks. See "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Risks Associated with Small Cap Investments. Securities of smaller companies, particularly if they are unseasoned, present greater risks than securities of larger, more established companies. The smaller companies in which the Fund may invest are often not well known, may often trade at a discount and may not be followed by institutions. The companies may have relatively small revenues, limited product lines, and a small share of the market for their products or services. Small cap companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative. Besides exhibiting greater volatility, small cap company stocks may fluctuate independently of larger company stocks. See "Investment Methods and Risks."

Credit Quality. Debt obligations (including Indebtedness) in which the Fund invests may be rated or unrated and, if rated, ratings may range from the very highest to the very lowest categories (currently C for Moody's and D for S&P). Medium and lower-rated debt obligations are commonly referred to as "junk bonds." In general, it will invest in these instruments for the same reasons underlying its investments in equity securities, i.e., that the instruments are available, in the Manager's opinion, at prices less than their intrinsic values. Consequently, the Manager's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The Fund expects to invest in debt obligations issued by reorganizing or restructuring companies, or companies which recently emerged from, or are facing the prospect of a financial restructuring. It is under these circumstances, which usually involve unrated or low rated securities that are often in, or are about to, default, that the Manager seeks to identify securities which are sometimes available at prices which it believes are less than their intrinsic values. The purchase of Indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. However, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies.

Higher yields are generally available from securities in the higher risk, lower rating categories of S&P or Moody's. However, the values of lower rated securities generally fluctuate more than those of higher rated securities and involve greater risk of loss of income and principal. Moreover, securities rated BB or lower by S&P or Ba or lower by Moody's are predominantly speculative with respect to the issuer's ability to pay principal and interest and may be in default. These securities may also be less liquid than higher rated securities, or have no established markets, thereby increasing the degree to which judgment plays a role in valuing such securities. BECAUSE OF THE FUND'S POLICY OF INVESTING IN LOWER-RATEDORUNRATED, HIGHER RISK DEBT OBLIGATIONS, AN INVESTMENT IN THE FUND IS ACCOMPANIED BY A HIGHER DEGREE OF RISK THAN IS PRESENT WITH AN INVESTMENT IN HIGHER RATED OBLIGATIONS. ACCORDINGLY, INVESTORS CONSIDERING THE FUND SHOULD EVALUATE THEIR OVERALL INVESTMENT GOALS AND TOLERANCE FOR RISK. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND "APPENDIX."

Defaulted Debt Obligations. The Fund may invest without limit in defaulted debt obligations, subject to the Fund's restriction on investments in illiquid securities. Defaulted debt obligations may be considered speculative. See the discussion above under "Credit Quality" for the circumstances under which the Fund generally invests in defaulted debt obligations.

Other Investment Policies. While the Fund may not purchase securities of registered open-end investment companies or affiliated investment companies, it may invest from time to time in other investment company securities subject to the limitation that it will not purchase more than 3% of the voting securities of another investment company. In addition, the Fund will not invest more than 5% of its assets in the securities of any single investment company and will not invest more than 10% of its assets in investment company securities. Investors should recognize that an investment in the securities of such investment companies results in layering of expenses such that investors indirectly bear a proportionate share of the expenses of such investment companies, including operating costs, and investment advisory and administrative fees. The Fund may also sell short securities it does not own up to 5% of its assets. Short sales have risks of loss if the price of the security sold short increases after the sale, but the Fund can profit if the price decreases. The Fund may also sell securities "short against the box" (i.e., securities which the Fund owns or has the immediate and unconditional right to acquire at no additional cost) without limit. See the SAI for further details concerning short sales.

Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also loan its portfolio securities; enter into repurchase transactions; purchase securities and debt obligations on a "when-issued" or "delayed delivery" basis; invest in restricted or illiquid securities; purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and engage in other activities specifically identified for this Fund.

Natural Resources Securities Fund

Effective May 1, 1997, the Fund's name changed from "Precious Metals Fund" to "Natural Resources Securities Fund," to reflect the changes approved by shareholders in the Fund's investment objective, industry concentration policy and related fundamental and non-fundamental investment policies.

The Natural Resources Securities Fund's investment objective is capital appreciation with current income as a secondary objective. The Fund seeks to achieve its objective by concentrating its investments in securities issued by companies in or related to the natural resources sector.

Portfolio Investments. Under normal market conditions, the Fund will invest primarily (at least 65% of assets) in securities issued by companies in or related to the natural resources sector. Companies in the natural resources sector may own, produce, refine, process or market natural resources, or provide support services for natural resources companies (e.g., develop technologies or provide services, supplies or equipment directly related to the production of natural resources). The natural resources sector includes, but is not limited to, the following industries: integrated oil; oil and gas exploration and production; gold and precious metals; steel and iron ore production; aluminum production; forest products; farming products; paper products; chemicals; building materials; energy services and technology; environmental services; and energy generation and distribution.

The Fund may invest in common stocks (including preferred or debt securities convertible into common stocks), preferred stocks and debt obligations. While the Fund normally expects to invest primarily in equity securities, the mixture of common stocks, preferred stocks and debt obligations may vary from time to time based upon the Manager's assessment as to whether investments in each category will contribute to meeting the Fund's investment objective.

Risks of Investing in Natural Resources Sector. Due to the Fund's policy of concentrating its investments in the natural resources sector, the Fund's shares may be subject to greater risk of adverse developments in those industries than an investment in a fund with greater industry diversification. In addition, at the Manager's discretion, the Fund may from time to time invest up to 25% of its assets in any industry or group of industries within the natural resources sector; such a strategy may expose the Fund to greater investment risk than a more diversified strategy within the sector.

Certain of the natural resources industries' commodities are subject to limited pricing flexibility as a result of similar supply and demand factors. Others are subject to broad price fluctuations, reflecting the volatility of certain raw materials' prices and the instability of supplies of other resources. These factors can affect the overall profitability of an individual company operating within the natural resources sector. While the Manager may strive to diversify among the industries within the natural resources sector to reduce this volatility, there will be occasions where the value of an individual company's securities will prove more volatile than the broader market. In addition, many of these companies operate in areas of the world where they are subject to unstable political environments, currency fluctuations and inflationary pressures.

Foreign Investments. While the Fund will normally invest a greater percentage of its assets in securities of U.S. issuers than in securities of issuers in any other single country, the Fund may invest 50% or more of its assets in foreign securities, including Depositary Receipts, of issuers in both developed and developing markets. Foreign securities include both equity securities and debt obligations.The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Small Cap Investments. The Fund may invest without minimum or maximum limitation in small capitalization companies ("small cap companies") which have market capitalizations of $1 billion or less at the time of purchase. These may include investments in small mining or oil and gas exploration concerns which are believed to have significant potential for appreciation, but are subject to the risk that their exploration efforts will not be successful. The Fund will not invest more than 10% of its assets in securities of companies with less than three years of continuous operation. Due to these and other factors, small cap and unseasoned companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative. Besides exhibiting greater volatility, these stocks may fluctuate independently of larger company stocks. See "Investment Methods and Risks."

Debt Obligations and Credit Quality. The Fund may invest in debt obligations issued by domestic or foreign corporations or governments.

The Fund may invest, without percentage limitation, in debt obligations rated as "investment grade" by Moody's or S&P, or in unrated debt obligations of similar quality as determined by the Manager. The Fund may also invest up to 15% of its total assets in debt obligations rated BB or lower by S&P or Ba or lower by Moody's, so long as they are not rated lower than B by Moody's or S&P, or in unrated debt obligations of similar quality as determined by the Manager. The Manager does not currently expect investments in lower rated debt obligations to exceed 5% of the Fund's assets. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS, DEBT OBLIGATIONS," AND "APPENDIX."

Other Investment Policies. The Fund may invest up to 35% of its assets in equity securities or debt obligations of foreign or domestic issuers outside the natural resources sector, which may include REITs. Some of these issuers may be in industries related to the natural resources sector and, therefore, may be subject to similar risks. The Fund may invest up to 5% of its assets in commodities (including gold bullion or gold coins) or futures on commodities related to the natural resources sector as defined above. Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also make temporary defensive investments, purchase debt obligations on a "when-issued" or "delayed delivery" basis, write covered call options, loan its portfolio securities, enter into repurchase transactions, borrow money, invest in restricted or illiquid securities, and engage in other activities specifically identified for this Fund.

Small Cap Fund

The investment objective of the Small Cap Fund is long-term capital growth. The Fund seeks to accomplish its objective by investing primarily in equity securities of small capitalization growth companies. Investments in small capitalization companies may involve greater risks and greater volatility than investments in larger and more established companies.

Portfolio Investments. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of small capitalization growth companies ("small cap companies"). A small cap company generally has a market capitalization of less than $1 billion at the time of the Fund's investment and, in the opinion of the Fund's Manager, is positioned for rapid growth in revenues, earnings or assets. Market capitalization is defined as the total market value of a company's outstanding common stock. The securities of small cap companies are traded on U.S. or foreign stock exchanges and over-the-counter. As an operating policy the Fund will not invest more than 10% of its assets in securities issued by companies with less than three years of continuous operation.

The Fund seeks to invest at least one-third of its assets in equity securities of companies with market capitalizations of $550 million or less; there is no assurance, however, that the Fund will always be able to find suitable companies to include in this one-third portion. The Manager will monitor the availability of securities suitable for investment by the Fund and recommend appropriate action to the Board of Trustees of the Trust if it appears that this goal will not be attainable under the Fund's current objective and other policies.

Equity securities of small cap companies may consist of common stock, preferred stock, warrants for the purchase of common stock, and convertible securities. The Fund currently does not intend to invest more than 10% of its assets in convertible securities, which are discussed below in "Investment Methods and Risks, Convertible Securities."

Selection of Portfolio Investments. The Fund has been designed to provide investors with potentially greater long-term rewards by investing in securities of small cap companies which may offer the potential for significant capital appreciation since they may be overlooked by investors or undervalued in relation to their earnings power. Small cap companies generally are not as well known to the investing public and have less of an investor following than larger companies, and therefore may provide greater opportunities for long-term capital growth as a result of relative inefficiencies in the marketplace. Such companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earning growth and be financially sound. Selection of small cap company equity securities for the Fund will be based on characteristics such as the financial strength of the company, the expertise of management, the growth potential of the company within its industry and the growth potential of the industry itself. Small cap companies often pay no dividends and current income is not a factor in the selection of stocks. The Manager uses a disciplined approach to stock selection, blending fundamental and quantitative analysis.

Risks Associated with Small Cap Investments. The Fund will primarily invest in relatively new or unseasoned companies which are in their early stages of development, or small cap companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of smaller or unseasoned companies present greater risks than securities of larger, more established companies. The companies may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small cap companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative. Besides exhibiting greater volatility, small cap company stocks may, to a degree, fluctuate independently of larger company stocks. See "Investment Methods and Risks-Small Capitalization Issuers." THE FUND MAY NOT BE APPROPRIATE FOR SHORT-TERM INVESTORS, AND AN INVESTMENT IN THE FUND SHOULD NOT BE CONSIDERED A COMPLETE INVESTMENT PROGRAM.

Foreign Investments. Although the Fund may invest up to 25% of its total assets in foreign securities, including those of developing market issuers and sponsored or unsponsored Depositary Receipts, it currently has no intention of investing more than 15%. The Fund presently does not intend to invest more than 5% of its assets in developing markets securities. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar domestic securities. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" BELOW AND IN THE SAI.

Other Investments. Although the Fund's assets will be invested primarily in equity securities of small cap companies, the Fund may invest up to 35% of its total assets in other instruments, which may cause its performance to vary from that of the small capitalization equity markets. The Fund may invest in equity securities of larger capitalization companies which the Fund's Manager believes have strong growth potential, or in equity securities of relatively well-known, larger companies in mature industries which the Manager believes have the potential for capital appreciation.

The Fund may also invest in debt securities which the Manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income is incidental to the Fund's objective of capital growth. The Fund may invest in debt securities rated B or above by Moody's or S&P, or in unrated securities the Manager has determined are of comparable quality. Currently, however, the Fund does not intend to invest more than 5% of its assets in debt obligations (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or, if unrated, determined by the Manager to be of comparable quality. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS, DEBT OBLIGATIONS," AND "APPENDIX."

The Fund currently does not intend to invest more than 10% of its assets in real estate investment trusts ("REITs"), which are described in "Real Estate Fund", above, including small capitalization REITs.

Other Investment Policies. Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and the SAI, the Fund may also write covered put and call options on securities or financial indices; purchase put and call options on securities or financial indices; purchase and sell futures contracts or related options with respect to securities, indices and currencies; invest in restricted or illiquid securities; lend portfolio securities; borrow money; enter into repurchase or reverse repurchase agreements; and engage in other activities specifically identified for this Fund.

Templeton Developing Markets Equity Fund

The investment objective of the Templeton Developing Markets Equity Fund is long-term capital appreciation.

The Fund seeks to achieve this objective by investing primarily in equity securities of issuers in countries having developing markets as defined under "Highlighted Risk Considerations-Foreign Transactions." It is currently expected that under normal conditions at least 65% of the Fund's total assets will be invested in such securities. The Fund will at all times, except during defensive periods, maintain investments in at least three countries having developing markets. The Fund has the right to purchase securities in any foreign country, developed or developing. However, as a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of total assets. Investments in foreign developing markets, including certain Eastern European countries and Russia, involve heightened risks related to the small size and lesser liquidity of these markets. These developing markets risks are in addition to the special risks associated with foreign investing, including currency fluctuations, market volatility, and economic, social, and political uncertainty. AN INVESTMENT IN THE FUND MAY BE CONSIDERED SPECULATIVE. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL AND HEIGHTENED RISKS INVOLVED IN INVESTING IN FOREIGN DEVELOPING MARKETS SECURITIES. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS AND THE SAI." From time to time, the Fund may hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments. Investments in Developing Markets. "Developing market equity securities" for purposes of the Fund means any of the following: (i) equity securities of companies the principal securities trading market for which is a developing market country, (ii) equity securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries, or (iii) equity securities of companies organized under the laws of, and with a principal office in, a developing market country. "Equity securities" refers to common stock, preferred stock, warrants or rights to subscribe to or purchase such securities and sponsored or unsponsored Depositary Receipts such as American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts. Determinations as to eligibility will be made by the Investment Manager based on publicly available information and inquiries to the companies. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted and they involve the risks of other investments in foreign securities, as discussed in "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

The Fund seeks to benefit from economic and other developments in developing markets. The investment objective of the Fund reflects the belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly the emerging market countries which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature developing markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

Other Investments. For capital appreciation, the Fund may invest up to 35% of its total assets in fixed-income debt obligations (defined as bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances) which are rated at least C by Moody's or S&P or unrated debt obligations deemed to be of comparable quality by the Manager. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS." As a current policy established by the Board, however, the Fund will not invest more than 5% of its total assets in debt obligations rated BBB or lower by S&P or Baa or lower by Moody's (the lowest category of "investment grade" rating). The Board may consider an increase in the above percentages if economic conditions change such that a higher level of investment in high risk, lower quality debt obligations would be consistent with the interests of the Fund and its shareholders.

Certain debt obligations can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible.

Defaulted Debt Obligations. As a fundamental policy the Fund may invest up to 10% of its assets in defaulted debt obligations which may be considered speculative.

Currency Techniques. The Fund may, but with respect to equity securities does not currently intend, to employ certain active currency hedging techniques. Such techniques may include investments in foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and options on foreign currencies, all of which involve specialized risks. Further, the Fund will not enter into forward contracts if, as a result, the Fund will have more than 20% of its total assets committed to the consummation of such contracts. See "Highlighted Risk Considerations, Foreign Securities."

Other Investment Policies. The Fund may invest up to 10% of its total assets in securities of closed end investment companies to facilitate foreign investment. Under the policies discussed in "Highlighted Risk Considerations", "Investment Methods and Risks" and the SAI, the Fund may also loan its portfolio securities; engage in repurchase transactions; borrow money for investment purposes; for hedging purposes only, enter into transactions in options on securities and securities indices and futures contracts and related options; and engage in other activities specifically identified for this Fund. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options, and the value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund. Presently, some of the above strategies cannot be used to a significant extent by the Fund in the markets in which the Fund will principally invest.

Templeton Global Growth Fund

The Templeton Global Growth Fund's investment objective is long-term capital growth; any income realized will be incidental.

Principal Portfolio Investments. The Fund seeks to achieve its objective through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. The Fund has the right to purchase securities in any foreign country, developed or emerging. However, as a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of total assets. Although the Fund generally invests in common stock, it may also invest in preferred stocks and certain debt obligations, rated or unrated, such as convertible bonds and bonds selling at a discount. The Fund may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

Investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets including certain Eastern European countries and Russia, involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Other Investments. For capital appreciation, the Fund may invest in debt obligations (defined as bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances) which are rated at least C by Moody's or S&P or unrated debt obligations deemed to be of comparable quality by the Manager. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND "APPENDIX."

As a policy established by the Board, however, the Fund will not invest more than 5% of its total assets in debt obligations rated BBB or lower by S&P or Baa or lower by Moody's. The Board may consider a change if economic conditions change such that a higher level of investment in high risk, lower quality debt obligations would be consistent with the objective of the Fund.

These debt obligations can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible.

Defaulted Debt Obligations. As a fundamental policy, the Fund may invest up to 10% of its assets in defaulted debt obligations which may be considered speculative.

Currency Techniques. The Fund may, but with respect to equity securities does not currently intend, to employ certain active currency hedging techniques. Such techniques may include investments in foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and options on foreign currencies, all of which involve specialized risks. See "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Other Investment Policies. The Fund may also purchase and sell stock index futures contracts up to an aggregate amount not exceeding 20% of its total assets and may not at any time commit more than 5% of its total assets to initial margin deposits on futures contracts. In addition, in order to increase its return or to hedge all or a portion of its portfolio investments, the Fund may purchase and sell put and call options on securities indices. These specialized investment techniques involve additional risks as described in "Common Investment Methods and Risks" and the SAI.

The Fund may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. Government Securities. The Fund may not invest more than 5% of its assets in warrants (exclusive of warrants acquired in units or attached to securities) nor more than 10% of its assets in securities with a limited trading market, i.e., "illiquid securities." Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also enter into repurchase agreements, lend its portfolio securities, and engage in other activities specifically identified for this Fund.

Templeton International Equity Fund

The investment objective of the Templeton International Equity Fund is to seek long-term growth of capital.

Principal Portfolio Investments. Under normal conditions, the Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities consisting of common and preferred stock, securities (bonds or preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRs ("Equity Securities").

Such Equity Securities purchased by the Fund will trade on markets in countries other than the U.S. and be issued by (i) companies domiciled in countries other than the U.S., or (ii) companies that derive at least 50% of either their revenues or pre-tax income from activities outside of the U.S. Thus, it is possible, although not anticipated, that up to 35% of the Fund's assets could be invested in U.S. companies.

In selecting portfolio securities, the Fund attempts to take advantage of the difference between economic trends and the anticipated performance of securities and securities markets in various countries. The Fund may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments. Following these policies, the Fund will typically invest predominantly in equity securities issued by large-cap or mid-cap U.S. companies, which have market capitalizations of $1 billion or more. It may also invest to a lesser degree in smaller capitalization companies, which are subject to different and greater risks. See "Common Investment Objectives and Risks, Smaller Capitalization Issuers."

The Fund has the right to purchase securities in any foreign country, developed or emerging. Normally, the Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries. As a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of total assets. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets including certain Eastern European countries and Russia, involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Other Investments. Up to 35% of the Fund's total assets may be invested in debt obligations of which up to 5% may be debt obligations rated Ba or lower by Moody's or BB or lower by S&P or that are not rated but determined by the Manager to be of comparable quality. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND "APPENDIX." The balance may be invested in debt obligations rated Baa or better by Moody's, or BBB or better by S&P or that are not rated but determined by the Manager to be of comparable quality.

The Fund may seek capital appreciation by investing in such debt obligations which would occur through changes in relative foreign currency exchange rates, changes in relative interest rates or improvement in the creditworthiness of an issuer. These debt obligations may consist of U.S. and foreign government securities and corporate debt obligations, including Yankee bonds, Eurobonds, and Depositary Receipts. See "Investment Methods and Risks."

Other Investment Policies. The Fund may invest up to 10% of its net assets in illiquid securities. The Fund may also invest up to 10% of its net assets in warrants, including such warrants that are not listed on an exchange. Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also write covered call and put options on securities, purchase call and put options on securities, buy puts and write calls in "forward conversion" transactions, engage in "spread" and "straddle" transactions, purchase and write call and put options on stock indices, enter into contracts for the purchase or sale for future delivery of U.S. Treasury or foreign securities or futures contracts based upon financial indices, purchase and sell interest rate futures contracts and related options, purchase and sell stock index futures contracts and related options, lend its portfolio securities, engage in repurchase agreements, and engage in other activities specifically identified for this Fund.

Templeton International Smaller Companies Fund

The investment objective of the Templeton International Smaller Companies Fund is to seek long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of smaller companies outside the U.S., including developing market countries.

Portfolio Investments. Under normal market conditions, the Fund expects to invest at least 65% of its portfolio in equity securities of companies of any foreign nation (including developing market nations) whose market capitalizations do not exceed $1 billion at the time of purchase, generally considered "small cap companies." The Fund may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments. The Manager believes that international small cap companies may provide attractive investment opportunities, because these securities make up most of the world's equity securities and because they are frequently overlooked by investors or undervalued in relation to their perceived earning power. In addition, such securities may provide investors with the opportunity to increase the diversification of their overall investment portfolios, because these securities' market performance may differ from that of U.S. small cap stocks and from that of large-cap stocks of any nation. Equity securities of small cap companies may include common stock, preferred stock, warrants for the purchase of common stock, and convertible securities. See "Investment Methods and Risks, Convertible Securities."

Risk Factors. Securities of smaller companies, particularly if they are unseasoned, present greater risks than securities of larger, more established companies. The companies may have relatively small revenues, limited product lines, and a small share of the market for their products or services. Small cap companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative. Besides exhibiting greater volatility, small cap company stocks may fluctuate independently of larger company stocks. As an operating policy, the Fund will not invest more than 10% of its assets in securities of companies with less than three years of continuous operation. See "Investment Methods and Risks." THE FUND MAY NOT BE APPROPRIATE FOR SHORT-TERM INVESTORS, AND AN INVESTMENT IN THE FUND SHOULD NOT BE CONSIDERED A COMPLETE INVESTMENT PROGRAM.

The Fund has the right to purchase securities in any foreign country, developed or emerging. However, as a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of total assets. The Fund's investments in foreign securities, especially those in developing markets, involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets, including certain Eastern European countries and Russia, involve heightened risks related to the small size and lesser liquidity of these markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "Highlighted Risk Considerations, Foreign Securities."

Other Investments. The Fund may invest up to 35% of its total assets in: equity securities of larger capitalization issuers outside the U.S.; equity securities of larger or smaller capitalization issuers within the U.S., although such investments are not currently expected to exceed 5% of total assets; or debt obligations issued by companies or governments in any nation which are rated at least C by Moody's or S&P or unrated debt obligations deemed to be of comparable quality by the Manager. As a current policy, however, the Fund will not invest more than 5% of its total assets in debt obligations rated lower than BBB by S&P or Baa by Moody's. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS." These investments may cause the Fund's performance to vary from those of international smaller capitalization equity markets.

Defaulted Debt Obligations. The Fund may invest up to 10% of its assets in defaulted debt obligations, which may be considered speculative.

Currency Techniques. The Fund may, but with respect to equity securities does not currently intend, to employ certain active currency management techniques. Such techniques may include investments in foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and options on foreign currencies, all of which involve specialized risks. Further, the Fund will not enter into forward contracts if, as a result, the Fund would have more that 20% of its total assets committed to the consummation of such contracts. See "Highlighted Risk Considerations, Foreign Transactions" and the SAI.

Other Investment Policies. The Fund may invest no more than 5% of its total assets in securities of any one issuer, exclusive of U.S. Government Securities. For hedging purposes only, the Fund may enter into: transactions in options on securities, securities indices, and foreign currencies; forward foreign currency contracts; and futures contracts and related options. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund. See "Investment Methods and Risks, Options and Futures Contracts" and the SAI. Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also enter into repurchase agreements, invest in illiquid securities, lend its portfolio securities, and engage in other activities specifically identified for this Fund.

Templeton Pacific Growth Fund

The Templeton Pacific Growth Fund seeks to provide long-term growth of capital.

Under normal conditions, the Fund will invest at least 65% of its total assets in Equity Securities as defined in the International Equity Fund discussion above which trade on markets in the Pacific Rim, including developing markets and which are (i) issued by companies domiciled in the Pacific Rim or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. For purposes of the Fund's 65% investment policy, the countries in the Pacific Rim are Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore and Thailand. Normally, the Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed herein. The Fund may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

Although the Fund will not invest more than 25% of its assets in any one industry or the government of any one country, the Fund may invest more than 25% of its assets in the securities of issuers in one or more countries. Investors should consider the greater risk of this policy versus the safety that may come with an investment that involves a wider range of geographic localities and countries. In addition, the correlation among the Singapore, Malaysia, Thailand, and Hong Kong markets is very high. Because these markets comprise such a substantial portion of the Fund's portfolio, the Fund has less geographical diversification than a broad-based international fund and thus its volatility is higher. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. AN INVESTMENT IN THE FUND MAY BE CONSIDERED SPECULATIVE. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Other Investments. The Fund may invest up to 35% of its assets in the securities of issuers domiciled outside of the Pacific Rim. The investments may consist of, for example (i) securities of issuers in countries that are not located in the Pacific Rim but are linked by tradition, economic markets, cultural similarities or geography to the countries in the Pacific Rim; and
(ii) securities of issuers located elsewhere in the world which have operations in the Pacific Rim or which stand to benefit from political and economic events in the Pacific Rim. For example, the Fund may invest in a company outside of the Pacific Rim when the Managers believe at the time of investment that the value of the company's securities may be enhanced by conditions or developments in the Pacific Rim even though the company's production facilities are located outside of the Pacific Rim.

Up to 35% of the Fund's total assets may be invested in investment grade debt obligations rated Baa or better by Moody's, or BBB or better by S&P or, if unrated, determined by the Manager to be of comparable quality.

The Fund may seek capital appreciation by investing in such debt obligations which would occur through changes in relative foreign currency exchange rates, changes in relative interest rates or improvement in the creditworthiness of an issuer. These debt obligations may consist of U.S. and foreign government securities and corporate debt obligations, including Yankee bonds, Eurobonds, and Depositary Receipts. The issuers of such debt obligations may or may not be domiciled in the Pacific Rim. See "Investment Methods and Risks."

Other Investment Policies. The Fund may invest up to 10% of its net assets in illiquid securities. Currently the Fund intends to invest no more than 10% of its net assets in warrants, including such warrants that are not listed on an exchange. Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also write covered call and put options on securities, purchase called put options on securities, buy puts and write calls in "forward conversion" transactions, engage in "spread" and "straddle" transactions, purchase and write call and put options on stock indices, enter into contracts for the purchase or sale for future delivery of U.S. Treasury or foreign securities or futures contracts based upon financial indices, purchase and sell interest rate futures contracts and related options, purchase and sell stock index futures contracts and related options, lend its portfolio securities, engage in repurchase agreements, and engage in other activities specifically identified for this Fund.

Highlighted Risk Considerations

Foreign Transactions

Investments in the securities of companies organized outside the U.S. or of companies whose securities are principally traded outside the U.S. ("foreign issuers") or investments in securities denominated or quoted in foreign currency ("non-dollar securities") may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Managers, to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

General Considerations. Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. These risks, which may involve possible losses, include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, foreign investment controls on daily stock market movements, nationalization of assets, foreign withholding and income taxation and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations or currency convertibility or exchange rates could result in investment losses for a Fund. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. The Fund may also encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies abroad than in the U.S. This is especially true in developing markets. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. Confiscatory taxation or diplomatic developments could also affect investment in those countries. Many debt obligations of foreign issuers, and especially developing markets issuers, are not rated by U.S. rating agencies and their selection depends on the Manager's internal analysis.

Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency restrictions and other laws limiting the amount and types of foreign investments.

Foreign debt securities may be subject to greater fluctuations in price than U.S. corporate obligations or U.S. Government Securities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the U.S. Under certain market conditions, these investments may be less liquid than U.S. Corporate Obligations and are certainly less liquid than U.S. Government Securities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities.

Securities which are acquired by a Fund outside the U.S. and which are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered to be an illiquid asset so long as the Fund acquires and holds the security with the intention of reselling the security in the foreign trading market, the Fund reasonably believes it can readily dispose of the security for cash in the U.S. or foreign market, and current market quotations are readily available.

While the Funds which may acquire foreign securities intend to acquire securities of foreign issuers only where there are public trading markets for such securities (with the exception of the illiquid securities which may be purchased consistent with a Fund's investment objectives and policies), such investments, nevertheless, may tend to reduce the liquidity of the Funds' investment securities due to internal problems in such foreign countries or to deteriorating relations between the U.S. and such countries.

Transaction costs on foreign securities exchanges may be higher than in the U.S., and foreign securities settlements may, in some instances, be subject to delays and related administrative uncertainties. The operating expense ratio of a Fund with a significant non-U.S. portfolio can be expected to be higher than those of Funds investing exclusively in domestic securities because of its additional expenses, such as custodial costs, valuation costs and communication costs, although they are expected to be similar to expenses of other investment companies investing in a mix of U.S. securities and securities of one or more foreign countries.

Brokerage commissions, custodial services, and other costs relating to investment in foreign markets, including developing markets, are generally higher than in the U.S. Such markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Investments in Developing Markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Countries generally considered to have developing markets are all countries that are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not included in this category are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the U.S.

The Funds investing in developing markets seek to benefit from economic and other developments in developing markets. Such investments reflect the Managers' belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly the emerging market countries which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature developing markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

Investments in developing or emerging markets, including certain Eastern European countries are subject to all of the risks of foreign investing generally but have additional and heightened risks related to the small size and lesser liquidity of these markets, making investments in such markets particularly volatile.

Among the special risks associated with investment in developing or emerging markets, including certain Eastern European countries are political or economic uncertainty. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to a Fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the Funds' investments in such countries less liquid and more volatile than investments in Japan or most Western European countries, and these Funds may be required to establish special custody or other arrangements before making certain investments in those countries. Russia's system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets. These risks and other risks associated with the Russian securities market are discussed more fully in the SAI under "Highlighted Risk Considerations" and investors should read the section in detail. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of these Funds to invest in securities of certain issuers located in those countries.

Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Funds could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Certain Restrictions. The U.S. Government Securities Fund does not invest in foreign securities. The High Income Fund, Real Estate Fund, Rising Dividends Fund and Zero Coupon Funds presently intend to invest no more than 10% of their net assets in foreign securities not publicly traded in the U.S. Other Funds may invest in foreign securities above 10% of their assets, as noted in the individual fund descriptions.

Some of the countries in which the Funds invest may not permit direct investment. Investments in such countries may only be permitted through government approved investment vehicles. Investing through such vehicles may involve frequent or layered fees or expenses and may, as well, be subject to limitations under federal securities laws. Consistent with federal securities laws and subject to applicable fundamental investment restrictions, each Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

The Asset Allocation, Developing Markets, Global Growth, Global Income, International Equity, International Smaller Companies, Mutual Discovery, Mutual Shares, Natural Resources and Pacific Funds, to the extent consistent with their investment objectives and policies, reserve the right to invest more than 25% of their respective assets in the securities of issuers in any single foreign country. Investors should consider the greater risk of such policy versus the safety that comes with an investment that does not involve potential geographic concentration and should compare these Funds with other investment vehicles before making an investment decision.

There may be other applicable policies or restrictions on a Fund's investments in foreign securities. See "Currency Risks and Their Management," "Investment Objectives and Policies," "Investment Methods and Risks" and the SAI.

Currency Risks and their Management. The relative performance of foreign currencies in which securities held by a Fund are denominated is an important factor in each Fund's overall performance. The Managers intend to manage a Fund's exposure to various currencies to take advantage of different yield, risk, and return characteristics that different currencies, currency denominations, and countries can provide for U.S. investors.

Unless otherwise indicated in the specific Fund description, the Managers generally do not actively hedge currency positions with respect to equity securities, believing that the costs outweigh the potential benefits. The Managers may, however, hedge where they believe it would be appropriate. To hedge exposure to currency fluctuations or to increase income to a Fund, each of the Funds which may invest in Foreign Securities may, but is not required to, enter into forward foreign currency exchange contracts, currency futures contracts, and options on such futures contracts, as well as purchase put or call options and write covered put and call options on currencies traded in U.S. or foreign markets. Other currency management strategies allow the Managers to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Some of these strategies will require a Fund to segregate liquid assets to cover its obligations. There is no assurance that the Managers' hedging strategies will be successful.

If a security is denominated in foreign currency, the value of the security to a Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although the Fund will receive income on foreign securities in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after a Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

A Fund will use forward currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks). A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. A Fund may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges.

A Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A Fund will generally not enter into a forward contract with a term of greater than one year. Some price spread on currency exchange transactions (to cover service charges) will be incurred when the Fund converts assets from one currency to another. A Fund may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts and options thereon are effected on the exchange on which the contract was entered into (or on a linked exchange).

A Fund will not enter into such forward currency exchange contracts or currency futures contracts or purchase or write such options or maintain a net exposure to such contracts where the completion of the contracts would obligate the Fund to deliver an amount of currency other than U.S. dollars in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

A Fund will generally enter into forward contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when the Managers believe that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, the Fund may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs.

A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in the Fund's portfolio. Successful use of futures or options contracts is further dependent on the Managers' ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices is subject to similar risk considerations. In addition, by writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. See "Investment Methods and Risks" for additional information.

Interest Rate and Currency Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. Since interest rate and currency swaps are individually negotiated, these Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

A Fund will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Managers are incorrect in their forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Investments in Depositary Receipts. Many securities of foreign issuers are represented by American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") (collectively "Depositary Receipts"). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities.

Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts.

Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipt to issue and service such Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. For purposes of each Fund's investment policies, a Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Lower Rated Debt Obligations

Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated obligations are more likely to react to developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Managers consider both credit risk and market risk in making investment decisions as to corporate debt obligations for a Fund.

Debt obligations rated BB or below by S&P or Ba or below by Moody's (or comparable unrated obligations), commonly called "junk bonds," are considered by S&P and Moody's, on balance, speculative and payments of principal and interest thereon may be questionable. They will generally involve more credit risk than obligations in the higher rating categories. The market value of junk bonds tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated obligations, which react primarily to fluctuations in the general level of interest rates. Lower rated obligations tend to be more sensitive to economic conditions and are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Bonds rated BBB by S&P or Baa by Moody's ratings which are considered investment grade, also possess some speculative characteristics. Unrated debt obligations are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.

Issuers of high yielding debt obligations are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring such obligations is generally greater than with higher rated obligations. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding obligations may experience financial stress. During these periods, such issuers may not have sufficient cash flow to meet their interest payment obligations. Specific developments affecting the issuer, such as the inability to meet projected business forecasts, or the unavailability of additional financing, may adversely affect the issuer's ability to service its debt obligations. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding obligations because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

High yielding debt obligations frequently have call or buy-back features which permit an issuer to call or repurchase the obligations from a Fund. Although such obligations are typically not callable for a period from three to five years after their issuance, when calls are exercised by the issuer during periods of declining interest rates, the Manager may find it necessary to replace such obligations with lower yielding obligations which could result in less net investment income to the Fund. The premature disposition of a high yielding obligation due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for a Fund to manage the timing of its receipt of income, which may have tax implications. A Fund may be required under the Code and U.S. Treasury regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the Fund's shareholders even though the Fund is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy any or all of these distribution requirements, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

A Fund may have difficulty disposing of certain high yielding obligations because there may be a thin trading market for a particular obligation at any given time. The market for lower rated, debt obligations generally tends to be concentrated among a smaller number of dealers than is the case for obligations which trade in a broader secondary retail market. Generally, purchasers of these obligations are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, debt obligation does exist, it is generally not as liquid as the secondary market for higher rated obligations. Reduced liquidity in the secondary market may have an adverse impact on market price, a Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. See "Additional Information Regarding Valuation and Redemption of Shares of the Funds," in the SAI.

Some high yielding, debt obligations are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding obligations have been sold with registration rights, covenants, and penalty provisions for delayed registration, if a Fund is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities under the Securities Act of 1933, which entails special responsibilities and liabilities. A Fund may incur special costs in disposing of such securities; however, the Fund will generally incur no costs when the issuer is responsible for registering the securities.

Some high yielding debt obligations may involve special risks because they are new issues. The Funds have no arrangement with the securities underwriters or any other person concerning the acquisition of such securities, and the Manager will carefully review the credit and other characteristics pertinent to such new issues.

The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Although the economy has improved considerably and high yielding securities have performed more consistently since that time, there is no assurance that the adverse effects previously experienced will not reoccur. For example, the highly publicized defaults of some high yield issuers during 1989 and 1990 and concerns regarding a sluggish economy which continued into 1993, depressed the prices for many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security will generally reflect the operating results of the issuer. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. A Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Investments may also be evaluated in the context of economic and political conditions in the issuer's domicile, such as the inflation rate, growth prospects, global trade patterns and government policies. In the event the rating on an issue held in a Fund's portfolio is changed by the rating service, such change will be considered by the Fund in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security.

Defaulted Debt Obligations. Certain Funds, consistent with their investment objectives and policies, may purchase debt obligations of issuers not currently paying interest as well as issuers who are in default. In general, a Fund will purchase a defaulted debt obligation only if, in the opinion of the Manager, the issuer is expected to resume interest payments or other advantageous developments appear likely in the future.

A Fund may also invest in debt obligations which are in default or about to default, where the Manager believes that the debt obligation's price is less than its intrinsic value, due to a recent or pending restructuring of the issuer or other factors.

Current prices for defaulted bonds are generally significantly lower than their purchase price, and a Fund may have unrealized losses on such defaulted obligations which are reflected in the price of the Fund's shares. In general, debt obligations which default lose much of their value in the time period prior to the actual default so that the Fund's net assets are impacted prior to the default. A Fund may retain an issue which has defaulted because such issue may present an opportunity for subsequent price recovery.

A Fund may be required under the Internal Revenue Code of 1986, as amended (the "Code"), to accrue income for tax purposes on defaulted obligations, even though it is not currently receiving interest or principal payments on such obligations. This imputed income must be "distributed" to the insurance company shareholders each year, whether or not such distributions are paid in cash. To the extent such distributions are paid in cash, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as sales of Fund shares.

The Funds' Portfolios. BECAUSE OF CERTAIN OF THE FUNDS' POLICIES OF INVESTING IN HIGHER YIELDING, HIGHER RISK DEBT OBLIGATIONS, AN INVESTMENT IN SUCH A FUND IS ACCOMPANIED BY A HIGHER DEGREE OF RISK THAN IS PRESENT WITH AN INVESTMENT IN A FUND THAT INVESTS IN HIGHER RATED, LOWER YIELDING DEBT OBLIGATIONS. ACCORDINGLY, AN INVESTMENT IN ANY SUCH FUND SHOULD BE CAREFULLY EVALUATED FOR ITS APPROPRIATENESS IN LIGHT OF THE INVESTOR'S OVERALL INVESTMENT NEEDS AND GOALS. Persons on fixed incomes, such as retired persons, should also consider the increased risk of loss of principal which is present with an investment in higher risk obligations.

At December 31, 1996, the High Income and Income Securities Funds each held one position, and the Mutual Shares and Mutual Discovery Funds each held two positions, in obligations which were in default on their contractual provisions.

Asset Composition Table. A credit rating by a rating agency evaluates only the safety of principal and interest of debt obligations, and does not consider the market value risk associated with an investment in such an obligation. The table below shows the percentage of Global Income, High Income and Income Securities Funds' assets invested in debt securities rated in each of the specific rating categories shown and those that are not rated by the rating agency but deemed by the Manager to be of comparable credit quality. The information was prepared based on a 12 month dollar weighted average of the respective portfolio compositions in the fiscal year ended December 31, 1996. No other Fund had a 12-month dollar weighted average of more than 5% of its assets in debt obligations rated below investment grade or determined by the Manager to be of comparable credit quality. The Appendix to this Prospectus includes a description of each rating category.

                               Income

Moody's                    Securities Fund

Aaa .........................   5.60%

Aa ..........................   1.02%

A ...........................   0.00%

Baa .........................   3.84%

Ba ..........................   5.43%

B ...........................  29.91%

Caa .........................   5.17*

Ca ..........................   0.51%

C ...........................   0.15%

*1.02% of these securities, which are unrated by Moody's, have been included in the Caa rating category.

                      High     Global

S&P                Income Fund Income Fund

AAA ...............            87.25%***

AA+ ...............             0.0%

AA ................             0.0%

A .................             0.44%***

BBB+ ..............             0.386%

BBB ...............  1.571%     0.24%***

BBB- ..............  3.923%     0.00%

BB+ ...............  5.250%     0.00%

BB ................  5.909%    12.07%

BB- ............... 12.161%     0.00%

B+ ................ 13.441%     0.00%

B ................. 28.537%     0.00%

B- ................ 15.020%**   0.00%

CCC+ ..............  1.695%     0.00%

CCC- ..............  1.046%     0.00%

CC ................   .016%     0.00%

**1.971% of these securities, which are unrated by S&P, have been included in the B- rating category.

***Securities, which are unrated by S&P, have been included as follows: .08% AAA, .04% in A, and .24% in BBB.

It should be noted that the above ratings are not necessarily indicative of ratings of bonds at the time of purchase.

Investment Methods and Risks

Common to More than One Fund

Certain types of investments and investment techniques authorized for more than one fund, as stated in the descriptions of the individual Funds, are described below and in the SAI in greater detail. All policies and percentage limitations are considered at the time of purchase unless otherwise noted. Each of the Funds will not necessarily use the strategies described to the full extent permitted unless the Managers believe that doing so will help a Fund reach its objectives, and not all instruments or methods will be used at all times. See "Table of Contents" in front for a complete listing and page numbers.

Borrowing

As a matter of fundamental policy, all of the Funds except the Asset Allocation, Developing Markets, International Smaller Companies, Mutual Discovery, Mutual Shares and Small Cap Funds, may borrow money up to 5% of the value of their respective total assets and no such borrowing may be for direct investment in securities. The Funds may also borrow from banks for temporary or short-term purposes. The Funds currently define temporary or short-term purposes to include: (i) short-term (i.e., no longer than five business days) credits for clearance of portfolio transactions; (ii) borrowing in order to meet redemption requests or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) borrowing in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets in the near term. As a fundamental policy, the Asset Allocation, Developing Markets, International Smaller Companies, Mutual Discovery, Mutual Shares and Small Cap Funds may borrow up to 331/3% of the value of their respective total net assets from banks to increase their holdings of portfolio securities or for temporary purposes.

Under federal securities laws, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. A Fund will not purchase additional securities while its borrowings exceed the above percentage of its total assets.

Concentration

The Real Estate Fund, Utility Equity Fund, and the Natural Resources Fund will concentrate in a particular industry or sector, or in U.S. Government Securities, as indicated in the separate discussions above for each respective Fund. The other Funds will not invest more than 25% of the value of their respective total assets in any one particular industry (excluding the U.S. government).

Convertible Securities

With the exception of the Money Fund, Zero Coupon Funds and Government Fund, all Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Similar to a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The convertible debt obligations in which a Fund may invest are subject to the same rating criteria and investment policies as that Fund's investments in debt obligations. The issuer of a convertible security may be important in determining the security's market value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

However, unlike convertible debt obligations, convertible preferred stocks are equity securities. As with common stocks, preferred stocks are subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes. For these reasons, convertible preferred stocks are treated as preferred stocks for each Fund's financial reporting, credit rating, and investment limitation purposes.

Certain Funds, consistent with their investment policies, may also invest in enhanced or synthetic convertible securities. A detailed discussion of these securities appears in the SAI. None of the Funds currently expect to make significant use of these securities.

Debt Obligations

Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The Managers consider both credit risk and market risk in making investment decisions as to corporate debt obligations for a Fund. Debt obligations in which the Funds may invest will tend to decrease in value when prevailing interest rates rise and increase in value when prevailing interest rates fall. Generally, long-term debt obligations are more sensitive to interest rate fluctuations than short-term obligations. Because a Fund's investments in debt obligations are interest rate sensitive, a Fund's performance may be affected by the Managers' ability to anticipate and respond to fluctuations in market interest rates. Debt obligations include U.S. Government Securities, debt obligations of states or municipalities or state or municipal government agencies or instrumentalities or foreign sovereign entities, U.S. or foreign corporate debt obligations, preferred stock, zero coupon bonds and mortgage- or asset-backed securities.

Corporate Debt Obligations. See "Highlighted Risk Considerations - Lower Rated Corporate Debt Obligations."

Money Market Instruments. The investments described in the Money Market Fund, without regard to required ratings, maturity, and other criteria under Rule 2a-7 of the 1940 Act governing money market funds which define them as "Eligible Securities" for purposes of the Fund, will be referred to generally as "Money Market Instruments" in this prospectus.

U.S. Government Securities. All of the Funds may purchase U.S. Government Securities. U.S. Government Securities are marketable fixed, floating and variable rate securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of more than ten years) which differ only in their interest rates, maturities and times of issuance are supported by the full faith and credit of the U.S. Government. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as FNMA securities), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (i) securities for which the payment of principal and interest is backed by a guarantee of, or an irrevocable letter of credit issued by, the U.S. Government, its agencies, authorities or instrumentalities and (ii) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

Each Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). See "Zero Coupon Bonds," below.

U.S. Government Securities include Government National Mortgage Association ("GNMA") mortgage-backed certificates. The yields provided by GNMAs have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities. Unpredictable prepayments of principal, however, can greatly change realized yields. In a period of declining interest rates, it is more likely that mortgages contained in GNMA pools will be prepaid thus reducing the effective yield. For more information, See "U.S. Government Securities Fund," above.

Small Business Administration ("SBA") securities are pools of loans to small businesses which are guaranteed as to principal and interest by the SBA, and supported by the full faith and credit of the U.S. Government. SBA loans generally have variable interest rates which are set at a premium above the prime rate, and generally have no interest rate caps or floors. The terms on SBA loans currently range from 7 to 25 years at the time of issue. As with mortgage-backed securities such as GNMAs, prepayments can greatly change realized yields. While the prepayment rate of mortgage-backed securities has generally been a function of market interest rates, the prepayment rate of SBA securities has historically depended more on the purpose and term of the loan and the rate of borrower default. Shorter-term SBA loans have had the highest prepayment rates, particularly if the loans were for working capital; long-term, real-estate backed SBA loans prepay much more slowly. SBA securities are sometimes offered at a premium above their principal amount, which increases the risks posed by prepayment.

These notes would have coupon resets that may cause the current coupon to fall to, but not below, zero. Existing credit quality, duration and liquidity standards would apply, so that the Fund may not invest in structured notes unless the Manager believes that the notes pose no greater credit or market risk than stripped notes; however, these notes may carry risks similar to those of stripped securities. See "Investment Methods and Risks."

Zero Coupon Bonds. Zero coupon bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. A zero coupon security pays no interest to its holder during its life and its value (above its cost to a Fund) consists of the difference between its face value at maturity and its cost.

One particular zero coupon security a Fund may purchase is the FICO STRIP, each of which represents an interest in securities issued by the Financing Corporation ("FICO"), whose sole purpose is to function as a financing vehicle for recapitalizing the Federal Savings and Loan Insurance Corporation ("FSLIC"). FICO STRIPS are not backed by the full faith and credit of the U.S. Government but are generally treated as U.S. Government Agency Securities.

The credit risk factors pertaining to lower rated debt obligations also apply to lower rated zero coupon bonds. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Deferred Interest and Pay-In-Kind Bonds. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt obligations service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes

Pay-in-kind bonds are securities which pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of such bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. This accrued income from both deferred interest and pay-in-kind bonds must be "distributed" to the insurance company shareholders each year, whether or not such distributions are paid in cash. To the extent such distributions are paid in cash, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as sales of Fund shares.

Lower-rated deferred interest and pay-in-kind bonds also share the special credit risk considerations described under "Zero Coupon Bonds," above.

Derivatives

As described in the individual Fund sections or the SAI, certain of the Funds may use certain types of instruments, sometimes referred to as "derivatives." Derivatives are used to help (a) manage risks relating to interest rates, currency fluctuations and other market factors ("hedging"); (b) increase liquidity; and/or (c) invest in a particular stock or bond in a more efficient or less expensive way. Derivatives are broadly defined as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, such as stock prices or indices of securities, interest rates, currency exchange rates, or commodity prices. Some, all, or the component parts of, the following instruments might be considered derivatives or complex securities: adjustable rate mortgage securities; adjustable rate securities; collateralized mortgage obligations; convertible securities with enhanced yield features such as PERCS, ACES, DECS, and PEPS; forward contracts; futures contracts; inverse floaters and super floaters; multiclass pass-throughs, stripped mortgage securities, and other asset-backed securities; options; real estate mortgage investment conduits; re-securitized government project loans; spreads and straddles; swaps; synthetic convertible securities; and uncovered mortgage dollar rolls. These instruments and their risks are discussed in this section, the individual Fund sections, and/or in the SAI.

Diversification

Each Fund, except the Global Income Fund, will operate as a diversified fund under federal securities law. Each diversified Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer (except U.S. Government Securities) if more than 5% of the value of the Fund's assets would be invested in such issuer.

In addition, each Fund intends to diversify its investments to meet the requirements under federal tax laws relating to regulated investment companies and variable contracts issued by insurance companies. In order to comply with the diversification requirements related to regulated investment companies, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and each Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government Securities are not subject to these limitations, and (ii) not more than 25% of the market value of each Fund's total assets will be invested in the securities of a single issuer.

In order to comply with the diversification requirements related to variable contracts issued by insurance companies, each Fund will diversify its investments such that (i) no more than 55% of the Fund's assets is represented by any one investment; (ii) no more than 70% of the Fund's assets is represented by any two investments; (iii) no more than 80% of the Fund's assets is represented by any three investments; and (iv) no more than 90% of the Fund's assets is represented by any four investments. In the case of Funds investing in obligations of U.S. government agencies or instrumentalities, each agency or instrumentality is treated as a separate issuer for purposes of the above rules.

Loan Participations

Certain Funds may acquire loan participations and other direct or indirect bank obligations ("Loan Participations"), in which a Fund will purchase from a lender a portion of a larger loan which it has made to a borrower. Generally Loan Participations are sold without guarantee or recourse to the lending institution, and are subject to the credit risks of both the borrower and the lending institution. They may, however, enable a Fund to acquire an interest in a loan from a financially strong borrower which it could not do directly. While Loan Participations generally trade at par value, certain Funds may buy Loan Participations that sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, Loan Participations may appreciate in value. Loan Participations may have speculative characteristics, and may be illiquid and/or in default.

Loans of Portfolio Securities

Consistent with procedures approved by the Board of Trustees and subject to certain conditions, the Funds may lend their portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 30% of the value of the Fund's total assets at the time of the most recent loan (one-third of the Fund's assets in the case of the Asset Allocation, Developing Markets, International Equity, Mutual Discovery, Mutual Shares and Pacific Funds), and further provided that the borrower deposits and maintains, with the Fund's custodian bank 100% collateral consisting of cash, U.S. Government Securities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. A Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, a Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Options and Futures Contracts

Certain Funds may invest in options and futures contracts and any limitations noted in this section are qualified by the Funds' individual policies as stated in the individual descriptions of each of the Funds. Unless otherwise noted in a Fund's policies, the value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of the Fund. Nor will a Fund purchase put or call options if the aggregate premiums paid for such options would exceed 5% of its total assets at the time of purchase.

Unless otherwise noted in a Fund's policies, none of the Funds permitted to invest in these contracts will purchase or sell futures contracts or options on futures contracts if immediately thereafter the aggregate amount of initial margin deposits on all the futures positions of the Fund and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Fund. See the "Investment Objectives and Policies" of the specific Fund and the SAI for a discussion of whether, and to what extent, the Fund may purchase these investments.

In general, a Fund will use futures and options primarily for hedging purposes, that is, in an attempt to reduce or control certain types of risks. There is no guarantee, however, that these transactions will be successful. In addition, these transactions may expose a Fund to risks related to counterparty creditworthiness, illiquidity, and increased expenses. A detailed discussion of these transactions and their risks appears in the SAI. None of the Funds currently expect to make significant use of these transactions, except to manage currency risk. See "Highlighted Risk Considerations, Foreign Transactions."

Portfolio Turnover

Each Fund may purchase and sell securities without regard to the length of time the security has been held, and the frequency of Fund transactions (turnover rate) will vary from year to year, depending on market conditions. Portfolio turnover could be greater in periods of unusual market movement and volatility. The Managers will weigh the potential benefits of any short-term trading against the higher transaction costs associated with a higher turnover rate.

It is anticipated that each Fund's annual turnover rate generally will not exceed 100% except for the Templeton Global Income Securities Fund which may exceed 100% per year. The Templeton Global Income Securities Fund's turnover rate of 140.96% in 1996 was primarily due to bond maturities, and the rebalancing of the portfolio to keep interest rate risk and country allocations at desired levels.

The Natural Resources Securities Fund will probably experience higher portfolio turnover, which may exceed 100%, as the portfolio managers sell precious metals securities and purchase securities in the broader natural resources sector. After that, it is not expected that the Natural Resources Securities Fund will have portfolio turnover exceeding 100%.

Higher portfolio turnover rates generally increase transaction costs, which are fund expenses, but would not create capital gains for investors because of the tax-deferred status of variable annuity and variable life insurance investments. Portfolio turnover rates for recent years are shown in the "Financial Highlights." More information is in the SAI.

Repurchase and Reverse Repurchase Agreements

Each Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at a mutually agreed upon price and date. The transaction requires the collateralization of the seller's obligation by U.S. Government Securities held with a custodian of the Fund, with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. Each Fund intends to enter into repurchase agreements only with qualified securities dealers or other institutional investors deemed creditworthy by the Fund's investment manager. Under federal securities laws, a repurchase agreement is deemed to be the loan of money by the Fund to the seller, collateralized by the underlying security.

Certain Funds authorized to do so may also enter into reverse repurchase agreements which may involve additional risks. See the SAI, "Common Investment Methods and Risks."

Restricted and Illiquid Securities

It is a fundamental policy of the Funds to not invest more than 10% of their respective net assets in illiquid investments, except that the International Smaller Companies, Mutual Discovery and Mutual Shares Funds may invest up to 15% in such investments. Illiquid investments include most repurchase agreements of more than seven days duration, currency and interest rate swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts, participation interests in loans, securities that are not readily marketable and "restricted securities," i.e., securities that are not registered or are offered in an exempt non-public offering under the Securities Act of 1933 ("1933 Act"). Such restriction shall not apply to restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act or to foreign securities which are offered or sold outside the United States where the Managers determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. For additional details, see the SAI.

The Board of Trustees has adopted guidelines and delegated to the Managers the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities would trade if they were not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market prices is expected to vary, depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

"Rolls"

Funds that may purchase Treasury securities may also enter into "U.S. Treasury rolls" in which the Fund sells outstanding U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the when-issued U.S. Treasury security. During the period prior to settlement date, the Fund continues to earn interest on the securities it is selling. It does not earn interest on the securities which it is purchasing until after the settlement date. Two potential advantages of such a strategy are 1) that the Fund can regularly and incrementally adjust its weighted average maturity (which otherwise would constantly diminish with the passage of time); and 2) in a normal yield curve environment (in which shorter maturities yield less than longer maturities), a gain in yield to maturity can be obtained along with the desired extension. The Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on settlement date, in that market conditions may have changed adversely. The Fund, however, intends to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Funds that may purchase mortgage-backed securities may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction and is maintained in a segregated account. A Fund will not enter into any dollar rolls that are not covered rolls.

Small Capitalization Issuers

Certain Funds may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. These are typically companies which have a market capitalization of less than $1 billion. Investing in securities of small companies may offer greater potential for capital appreciation since they are often overlooked by investors or undervalued in relation to their earnings power. Securities of unseasoned companies may present greater risks than securities of larger, more established companies. Small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative.

Historically, the small capitalization stocks have been more volatile in price than the larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the net asset value of a Fund which invests a substantial portion of its net assets in small company stocks may be more volatile than the shares of a fund that invests solely in larger capitalization stocks. For more information, refer to the "Small Cap Fund" description.

Structured Notes

A structured note is a derivative instrument which entitles its holder to receive some portion of the principal or interest payments which would be due on a traditional debt obligation. A zero coupon bond, which is the right to receive only the principal portion of a debt security, is a simple form of structured note. A structured note's performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or "linked" equity security, currency, interest rate, index or other financial indicator ("benchmark"). The holder's right to receive principal or interest payments on a structured note may also vary in timing or amount, depending upon changes in certain rates of interest or other external events. Structured notes may be much more volatile than the underlying instruments themselves, depending on the direction of interest rates, and may present many of the same risks as investing in futures and options. Certain structured notes without leverage characteristics may still be considered risky and an investor could lose an amount equal to the amount invested. As with any debt instruments, structured notes pose credit risk, i.e., the issuer may be unable to make the required payments. Finally, some structured notes may be illiquid, because few investors or dealers trade in such securities or because the notes are complex and difficult to price. Such potential illiquidity may be especially pronounced during severe bond market corrections. The Board will monitor the liquidity of structured notes and notes determined to be illiquid will be subject to a Fund's percentage limits on illiquid securities. If permitted by a Fund's investment policies, the Templeton Managers may occasionally invest under 5% of their respective fund's assets in structured notes that are linked to a benchmark, on a non-leveraged, one-to-one basis.

Temporary Investments

In any period of market weakness or of uncertain market or economic conditions or while awaiting suitable investment opportunities, a Fund may establish a temporary defensive position by investing in high quality Money Market Instruments. Any decision to withdraw substantially, and, for a sustained period of time, from a Fund's "defined" market(s) based on its investment objectives will be reviewed by the Board of Trustees. All Funds, except the Money Fund, may therefore invest up to 100% of their respective net assets in, for example, U.S. Government Securities, bank obligations, the highest quality commercial paper, or in repurchase agreements as described above. Rising Dividends may also invest in short-term fixed-income securities.

The Asset Allocation, Developing Markets, Global Income, Global Growth, International Equity, International Smaller Companies, Mutual Discovery, Mutual Shares, and Pacific Funds may also invest in non-U.S. currency and short-term instruments denominated in non-U.S. currencies for temporary defensive purposes. The Developing Markets and International Smaller Companies Funds may also invest in medium-term (not more than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities.

It is not possible to predict with any certainty when or for how long a Fund will employ defensive strategies.

Trade Claims

Trade claims are purchased from creditors of companies in financial difficulty. For purchasers such as a Fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves.

If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debt issuer will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the SEC. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding.

Warrants

A warrant is typically a long-term option issued by a corporation which gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before an expiration date.

Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If a Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

"When-Issued" and "Delayed Delivery" Transactions

A Fund may purchase securities and debt obligations on a "when-issued" or "delayed delivery" basis (in the case of GNMA Certificates, a "To-Be-Announced" basis). Such securities are subject to market fluctuations prior to delivery to the Fund and generally do not earn interest until their scheduled delivery date. When the Fund is the buyer in such transactions, it will segregate cash or liquid securities, having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies, and not for the purpose of investment leverage. Nonetheless, purchases of securities on such basis may involve more risk than other types of purchases, for example, counterparty delivery risk. If the seller fails to complete the transaction, the Fund may miss a price or yield considered advantageous. See the SAI for additional information.

Investment Restrictions

Each Fund is subject to a number of additional investment restrictions, some of which are fundamental policies and, like the investment objective of each Fund, may be changed only with the approval of shareholders. For a list of these additional restrictions and more information concerning the policies discussed above, please see the SAI.

Management

Trustees and Officers

The Board. The Trust's Board of Trustees oversees the management of the Trust and elects its officers. The officers are responsible for each Fund's day-to-day operations.

Managers

The Manager for all series of the Trust, except the Asset Allocation, Developing Markets, Global Growth, International Smaller Companies, Mutual Discovery, Mutual Shares and Rising Dividends Funds, is Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. In addition, Advisers employs Templeton Investment Counsel, Inc. ("Templeton Florida"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, to act as subadviser to the International Equity Fund, the Pacific Fund, and the Global Income Fund.

Franklin Advisory Services, Inc., One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey, 07024 ("Franklin New Jersey") replaced Advisers as the Manager for the Rising Dividends Fund on July 1, 1996. Advisers and Franklin New Jersey are both direct wholly owned subsidiaries of Franklin Resources, Inc. There is no change in the individuals primarily responsible for the day-to-day operations of the Fund, and the material terms of the Fund's management agreement with Franklin New Jersey, including fees, are the same as those of the prior management agreement with Advisers.

The Manager for the Mutual Discovery and the Mutual Shares Funds is Franklin Mutual Advisers, Inc. ("Franklin Mutual") 51 John F. Kennedy Parkway, Short Hills, New Jersey, 07078.

The Manager for the Asset Allocation and Global Growth Funds is Templeton Global Advisors Limited ("Templeton Nassau") Lyford Cay Nassau, N.P. Bahamas. Templeton Nassau employs Templeton Florida to act as subadviser to the Asset Allocation Fund.

The Manager for the Developing Markets Fund is Templeton Asset Management Ltd.("Templeton Singapore") 7 Temasek Boulevard, # 38-03, Suntec Tower One, Singapore, 038987.

The Manager for the International Smaller Companies Fund is Templeton Florida.

Advisers, Franklin Mutual, Franklin New Jersey, Templeton Nassau, Templeton Singapore, and Templeton Florida may be referred to as the "Manager" or "Managers" throughout the prospectus and SAI. The Managers also perform similar services for other funds. The Managers are wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together the Managers and their affiliates manage over $179 billion in assets. The Templeton organization has been investing globally since 1940, with offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Luxembourg, Poland, Russia, Scotland, Singapore, South Africa, U.S., and Vietnam. Please see "Investment Management and Other Services" and "Policies Regarding Brokers Used on Securities Transactions" in the SAI for information on securities transactions and a summary of the Trust's Code of Ethics.

Management Services and Fees. The Managers manage each Fund's assets and make each Fund's investment decisions. Each Fund is obligated to pay a management fee for these services. Fund Administration fees may be paid directly by the Fund or indirectly by the Managers through the management fees. See "Fund Administrator," below.

During the fiscal year ended December 31, 1996, the management and fund administration fees and total operating expenses, as a percentage of monthly net assets and before any advance waiver, for each Fund which operated throughout 1996 were as follows:

                      1996 Management and 1996 Total

                      Fund Administration Operating Fund

                      (Except New Funds)Fees Expenses

Asset Allocation Fund..    .80%   .86%

Developing Markets Fund   1.25%  1.49%

Global Growth Fund.....    .88%   .93%

Global Income Fund.....    .56%   .61%

Government Fund........    .49%   .51%

Growth and Income Fund.    .48%   .50%

High Income Fund.......    .52%   .54%

Income Securities Fund.    .47%   .50%

International Equity Fund  .81%   .89%

Natural Resources Fund
  (formerly Metals Fund)   .60%   .65%

Money Fund*............    .51%   .53%

Pacific Fund...........    .89%   .99%

Real Estate Fund.......    .55%   .57%

Rising Dividends Fund..    .75%   .76%

Small Cap Fund.........    .75%   .77%

Utility Fund...........    .47%   .50%

Zero Coupon Fund - 2000**  .60%    .62%

Zero Coupon Fund - 2005**  .63%    .65%

Zero Coupon Fund - 2010**  .63%    .65%

*Under an advance agreement by Advisers to limit its management fees, the Money Fund paid management and fund administration fees of 0.41% and total operating expenses of .43%. Advisers may end this arrangement at any time upon notice to the Board.

**Under an agreement by Advisers to limit its management fees, each Zero Coupon Fund paid management and fund administration fees of 0.38% and total operating expenses of 0.40%. In addition, until at least December 31, 1997, Advisers has voluntarily agreed to keep the total expenses of each Zero Coupon Fund to a maximum of 0.40%.

The Mutual Discovery and Mutual Shares Funds are each obligated to pay Franklin Mutual a monthly fee computed at the annual rate of 0.80% and 0.60% respectively, of the value of the average daily net assets of each Fund. The Capital Growth Fund is obligated to pay Advisers a monthly fee computed at the annual rate of 0.75% of the Fund's average daily net assets up to and including $500 million, plus 0.625% of the value of average daily net assets up to and including $1 billion, plus 0.50% of the value of average daily net assets over $1 billion. Under a management agreement with Templeton Florida, the International Smaller Companies Fund is obligated to pay the Manager a monthly fee equal to an annual rate of 0.85% of the value of the Fund's average daily net assets up to and including $200 million, 0.765% of the value of the Fund's average daily net assets over $200 million up to and including $1.3 billion; and 0.68% of the value of the Fund's average daily net assets over $1.3 billion.

In general, the fees which the Funds investing substantially in global securities are obligated to pay the Managers are higher than advisory fees paid by most other U.S. investment companies, primarily because investing in equity securities of companies outside the U.S., and especially in developing market countries which are not widely followed by professional analysts, requires the Managers to invest additional time and incur added expense in developing specialized resources, including research sources.

Please refer to the SAI for further details regarding management fees.

Portfolio Transactions. Each Manager tries to obtain the best execution on all transactions. If a Manager believes more than one broker or dealer can provide the best execution, consistent with internal policies it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "Brokerage Allocation" in the SAI for more information.

Operating Expenses. Each Fund pays its own operating expenses. These expenses include, but may not be limited to: the Managers' management fees; fund administration fees where they are separate from the management fee; taxes, if any; custodian, legal, and auditing fees; the fees and expenses of trustees who are not members of, affiliated with or interested persons of the Managers; salaries of any personnel not affiliated with the Managers; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the value of the Fund's net assets; printing and other expenses which are not expressly assumed by the Managers. Expenses incurred jointly by more than one Fund will be apportioned on a pro rata basis.

Subadvisor

Templeton Florida is paid a fee by Advisers with respect to the Global Income, International and Pacific Funds, and by Templeton Nassau with respect to the Asset Allocation Fund, based on a percentage of each Fund's average daily net assets. In all cases, Templeton Florida's fees are not a separate expense of the respective Funds but are paid by the Managers from the management fees they receive from their respective management agreements with the Funds. Templeton Florida will pay all expenses incurred by it in connection with its activities under the subadvisory agreements with the Managers, other than the cost of securities purchased for the Funds and brokerage commissions in connection with such purchases.

Fund Administrator

Franklin Templeton Services, Inc. ("FT Services"), 777 Mariners Island Boulevard, San Mateo, California 94404, provides certain administrative facilities and services for the Funds, including preparation and maintenance of books and records, preparation of tax reports, preparation of financial reports, and monitoring compliance with regulatory requirements.

FT Services is employed directly by the Asset Allocation, International Smaller Companies, Mutual Discovery and Mutual Shares Funds, and through subcontracts by the Managers of all the other Funds.

Where FT Services is employed directly by a Fund, it receives a monthly fee equivalent on an annual basis to 0.15% of the average daily net assets of the Fund, reduced to 0.135% of such assets in excess of $200 million, to 0.10% of such assets in excess of $700 million, and to 0.075% of such assets in excess of $1.2 billion. Where it is employed through a subcontract with the Manager, the same fees schedule applies; however, its fees are not separate expenses of the Fund but are paid by the Manager from the management fees received from the Fund.

Portfolio Operations

The following persons are primarily responsible for the day-to-day management of each Fund's portfolio, other than the Money Fund.

Capital Growth Fund

Conrad B. Herrmann

Vivian J. Palmieri

Kei Yamamoto

Kevin Carrington

Growth and Income Fund

Frank Felicelli

Douglas Barton

Ernst Schleimer

High Income Fund

Betsy Hofman-Schwab

Chris Molumphy

R. Martin Wiskemann

Income Securities Fund

Charles B. Johnson

Matt Avery

Mutual Discovery Securities and Mutual Shares Securities Funds

Michael F. Price

Peter Langerman

Jeffrey Altman

Robert Friedman

Raymond Garea

Lawrence Sondike

Natural Resources Securities Fund

(formerly Precious Metals Fund)

Suzanne Willoughby Killea

Ed Perks

Real Estate Securities Fund

Matt Avery

Tom Branch

Rising Dividends Fund

Donald G. Taylor

William Lippman

Margaret McGee

Bruce C. Baughman

Small Cap Fund

Edward B. Jamieson

Michael McCarthy

Templeton Developing Markets Equity Fund

J. Mark Mobius, Ph.D.

H. Allan Lam

Tom Wu

Dennis Lim

Eddie Chow

Tek-Khoan Ong

Templeton Global Asset Allocation Fund

Jeffrey A. Everett

Thomas J. Dickson

Sean Farrington

Templeton Global Growth Fund

Sean Farrington

Jeffrey A. Everett

Mark G. Holowesko

Templeton Global Income Securities Fund

Neil S. Devlin

Thomas J. Dickson

Ronald A. Johnson, Ph.D.

Templeton International Equity Fund

Marc S. Joseph

Mark Beveridge

Templeton International Smaller Companies Fund

Marc S. Joseph

Mark Beveridge

Gary Clemons

Templeton Pacific Growth Fund

William T. Howard

Mark Beveridge

Gary Clemons

U.S. Government Securities Fund

Jack Lemein

David Capurro

Roger Bayston

Tony Coffey

Utility Equity Fund

Gregory E. Johnson

Sally Edwards-Haff

Ian Link

Zero Coupon Funds

David Capurro

Jack Lemein

Tony Coffey

Biographical Information

Jeffrey Altman

Senior Vice President

Franklin Mutual Advisers, Inc.

Mr. Altman has a Bachelor of Science degree from Tulane University. Prior to October 1996, Mr. Altman was employed as a Research Analyst and Trader for Heine Securities Corporation, an investment adviser acquired by Resources, for at least 5 years. He joined the Franklin Templeton Group in November 1996 and has managed the Mutual Discovery Securities Fund and Mutual Shares Securities Fund from inception.

Matt Avery

Portfolio Manager

Franklin Advisers, Inc.

Mr. Avery holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree in industrial engineering from Stanford University. He has been in the securities industry since 1982 and with the Franklin Templeton Group since 1987. Mr. Avery has managed the Income Securities Fund and the Real Estate Fund since their inception.

Douglas Barton

Portfolio Manager

Franklin Advisers, Inc.

Mr. Barton is a Chartered Financial Analyst and holds a Master of Business Administration degree from California State University in Hayward and a Bachelor of Science degree from California State University in Chico. Mr. Barton joined the Franklin Templeton Group in July 1988 and has managed the Growth and Income Fund since May 1995.

Bruce C. Baughman

Vice President and Portfolio Manager

Franklin Advisory Services, Inc.

Mr. Baughman holds a Master of Science degree in accounting from New York University. He earned his Bachelor of Arts degree from Stanford University. Prior to joining Franklin, Mr. Baughman had been in the securities industry for over ten years and with the Franklin Templeton Group since 1988. He has managed the Rising Dividends Fund since its inception.

Roger Bayston

Portfolio Manager

Franklin Advisers, Inc.

Mr. Bayston is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree from the University of Virginia. Prior to joining Franklin, Mr. Bayston was an Assistant Treasurer for Bankers Trust Company. Following completion of the Masters degree program, Mr. Bayston joined the Franklin Templeton Group in 1991. Mr. Bayston has managed the Government Fund since November 1993.

Mark R. Beveridge

Vice President and Portfolio Manager

Templeton Investment Counsel Inc.

Mr. Beveridge is a Chartered Financial Analyst and holds a Bachelor of Business Administration degree in finance from the University of Miami. He joined the Franklin Templeton Group in 1985 and has managed the International and Pacific Growth Funds since January 1994 and has managed the Templeton International Smaller Companies Fund from inception.


Tom Branch

Portfolio Manager

Franklin Advisers, Inc.

Mr. Branch received a Bachelor of Science degree in Business Administration with a concentration in finance from California Polytechnic State University, San Luis Obispo. Mr. Branch joined the Franklin Templeton Group in July 1993 and has managed the Real Estate Fund since 1994.

David Capurro

Portfolio Manager

Franklin Advisers, Inc.

Mr. Capurro holds a Master of Business Administration degree in finance from California State University at Hayward. He earned his Bachelor of Science degree in business administration at California State University at Hayward. Mr. Capurro joined the Franklin Templeton Group in 1983 and has managed the Government Fund and the Zero Coupon Funds since inception.

Kevin Carrington

Portfolio Manager

Franklin Advisers, Inc.

Mr. Carrington is a Charter Financial Analyst and holds a Bachelor of Science degree in business administration from California State University at Chico. He has been with the Franklin Templeton Group since 1992 and has managed the Capital Growth Fund from inception.

Eddie Chow

Investment Analyst

Templeton Asset Management Ltd.

Mr. Chow holds a Master of Business Administration degree from the University of Wisconsin-Milwaukee. Prior to joining the Franklin Templeton Group in, 1994, he worked for many years in the finance and banking industry. He has managed the Fund since February 1996.

Gary Clemons

Portfolio Manager

Templeton Investment Counsel Inc.

Mr. Clemons holds a Master of Business Administration degree from the University of Wisconsin at Madison. He earned his Bachelor of Science degree in earth science from the University of Nevada at Reno. Mr. Clemons was a research analyst for Structured Asset Management. He joined the Franklin Templeton Group in 1990 and has managed the Pacific Fund since 1994 and has managed the Templeton International Smaller Companies Fund from inception.

T. Anthony Coffey

Portfolio Manager

Franklin Advisers, Inc.

Mr. Coffey is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Arts degree from Harvard University. Prior to joining Franklin, Mr. Coffey was an associate with the Analysis Group. He is a member of several securities industry committees and associations and joined the Franklin Templeton Group in 1989. He has managed the Zero Coupon Funds since August 1989 and the U.S. Government Securities Fund since 1996.

Neil S. Devlin

Executive Vice President and Portfolio Manager

Templeton Investment Counsel Inc.

Mr. Devlin holds a Bachelor of Arts degree in economics and philosophy from Brandeis University. He is currently a level III CFA candidate. Prior to joining the Franklin Templeton Group in 1987, Mr. Devlin was a portfolio manager and a bond analyst with Constitutional Capital Management of Boston and a bond trader and research analyst for the Bank of New England. He has managed the Templeton Global Income Securities Fund (formerly the "Global Income Fund") since 1993.

Thomas J. Dickson

Portfolio Manager

Templeton Investment Counsel, Inc.

Mr. Dickson received his Bachelor of Science degree in managerial economics from the University of California at Davis. Mr. Dickson joined the Franklin Templeton Group in 1992. He has managed the Templeton Global Income Securities Fund (formerly the "Global Income Fund") since 1994, and has managed the Asset Allocation Fund from inception.

Jeffrey A. Everett

Senior Vice President and Portfolio Manager

Templeton Global Advisors Limited

Mr. Everett is a Chartered Financial Analyst and holds a Bachelor of Science degree in finance from Pennsylvania State University. Prior to joining Templeton, he was an Investment Officer at First Pennsylvania Corporation and a research coordinator for Centre Square Investment Group. He joined the Franklin Templeton Group in 1990, has managed the Global Growth the Asset Allocation Funds from inception.


Sally Edwards-Haff

Portfolio Manager

Franklin Advisers, Inc.

Ms. Edwards-Haff is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from the University of California at Santa Barbara. Ms. Edwards-Haff is a member of several securities industry committees and associations. She joined the Franklin Templeton Group in 1986 and has managed the Utility Fund since October 1990.

Sean Farrington

Vice President and Portfolio Manager

Templeton Global Advisors Limited

Mr. Farrington, a Chartered Financial Analyst, has a Bachelor of Arts degree in Economics from Harvard University. He is a member of a securities association. He joined Templeton in 1991. He has managed the Global Growth Fund since 1995 and has managed the Asset Allocation Fund from inception.

Frank Felicelli

Executive Vice President

Franklin Management, Inc.

and Portfolio Manager

Franklin Advisers, Inc.

Mr. Felicelli, a Chartered Financial Analyst, has a Master in Business Administration from Golden Gate University and a Bachelor of Arts degree in economics from the University of Illinois. He is a member of several securities industry-related committees and associations. Mr. Felicelli has been in the industry since 1980 and with the Franklin Templeton Group since 1986. He has managed the Growth and Income Fund since May 1995.

Robert Friedman

Senior Vice President

Franklin Mutual Advisers, Inc.

Mr. Friedman has a Bachelor of Arts degree in humanities from the John Hopkins University and a Masters in Business Administration from the Wharton School, University of Pennsylvania. Prior to November 1996, Mr. Friedman was a Research Analyst for Heine Securities Corporation, an investment adviser acquired by Resources, for at least 5 years. He joined the Franklin Templeton Group in November 1996 and has managed the Mutual Discovery Securities Fund and Mutual Shares Securities Fund from inception.


Raymond Garea

Senior Vice President

Franklin Mutual Advisers, Inc.

Mr. Garea has a Bachelor of Science degree in engineering from Case Institute of Technology and a Masters in Business Administration from the University of Michigan. Prior to November 1996, he was a Research Analyst for Heine Securities Corporation, an investment adviser acquired by Resources, for at least 5 years. He joined the Franklin Templeton Group in November 1996 and has managed the Mutual Discovery Securities Fund and Mutual Shares Securities Fund from inception.

Conrad B. Herrmann

Portfolio Manager

Franklin Advisers, Inc.

Mr. Herrmann holds a Master of Business Administration degree from Harvard University and a Bachelor of Arts degree from Brown University. Mr. Herrmann is a Chartered Financial Analyst has been with the Franklin Templeton Group since 1989 and prior thereto was Vice President and General Manager of Aquila Management. He has managed the Capital Growth Fund from inception.

Betsy Hofman-Schwab

Portfolio Manager

Franklin Advisers, Inc.

Ms. Hofman-Schwab is a Chartered Financial Analyst candidate and holds a Master of Business Administration degree from the College of Notre Dame in California. She earned her Bachelor of Science degree in finance at the College of Notre Dame in California. She is a member of several securities industry associations. She has been with the Franklin Templeton Group since 1981 and has managed the High Income Fund since its inception.

Mark G. Holowesko

Director of Global Equity Research

Templeton Worldwide, Inc. and

Portfolio Manager

Templeton Global Advisors Limited.

Mr. Holowesko is a Chartered Financial Analyst and Chartered Investment Counselor. He holds a Master of Business Administration degree from Babson College in Worcester, Massachusetts and a Bachelor of Arts degree in economics from the College of The Holy Cross, also in Worcester, Massachusetts. He is a member of several securities industry associations. Mr. Holowesko joined the Franklin Templeton Group in 1985 and has managed the Global Growth Fund from inception.

William T. Howard, Jr.

Vice President and Portfolio Manager

Templeton Investment Counsel, Inc.

Mr. Howard is a Chartered Financial Analyst and holds a Master of Business Administration degree from Emory University. He earned his Bachelor of Arts degree from Rhodes College. Prior to joining the Franklin Templeton Group, Mr. Howard was the international portfolio manager and analyst with the State of Tennessee Consolidated Retirement System. He has managed the Pacific Fund since 1993.

Edward B. Jamieson

Senior Vice President and Portfolio Manager

Franklin Advisers, Inc.

Mr. Jamieson holds a Bachelor of Arts degree from Bucknell University and a Master's degree in accounting and finance from the University of Chicago Graduate School of Business. He has been with the Franklin Templeton Group since 1987. He is a member of several securities industry-related committees and associations. He has managed the Small Cap Fund from inception.

Charles B. Johnson

Chairman of the Board, Director and

Portfolio Manager

Franklin Advisers, Inc.

Mr. Johnson holds a Bachelor of Arts degree in economics and political science from Yale University. He has been with the Franklin Templeton Group since 1957. Mr. Johnson is a member of several securities industry committees and associations. He has managed the Income Securities Fund and the Utility Fund since their inception.

Gregory E. Johnson

Vice President and Portfolio Manager

Franklin Advisers, Inc.

Mr. Johnson holds a Bachelor of Science degree in accounting and business administration from Washington and Lee University. He joined the Franklin Templeton Group in 1986. Mr. Johnson is a member of several securities industry committees and associations. He has managed the Utility Fund since its inception.

Ronald A. Johnson Ph.D.

Vice President and Emerging Markets Strategist

Templeton Investment Counsel Inc.

Dr. Johnson holds a Ph.D. and MA in economics from Stanford University, an MBA in finance and a Bachelor of Arts degree in economics from Adelphi University. Prior to joining the Franklin Templeton Group, Dr. Johnson was chief strategist and head of research for JPBT Advisers, Inc. Dr. Johnson has managed the Templeton Global Income Securities Fund (formerly the "Global Income Fund") since 1995.

Marc S. Joseph

Vice President and Portfolio Manager

Templeton Investment Counsel, Inc.

Mr. Joseph holds a Doctor of Jurisprudence degree from Harvard Law School. He earned a Master of Business Administration degree from Harvard Business School and a Bachelor of Science degree in computer science from William and Mary College. Prior to joining the Franklin Templeton Group, in 1993, Mr. Joseph was a vice president with Pacific Financial Research and a management consultant at McKinsey Co. He has managed the International Equity Fund since 1993 and has managed the Templeton International Smaller Companies Fund from inception.

Suzanne Willoughby Killea

Portfolio Manager

Franklin Advisers, Inc.

Ms. Willoughby Killea holds a Master of Business Administration degree from Stanford University. She earned her Bachelor of Arts degree in architecture from Princeton University. Prior to joining the Franklin Templeton Group, in 1991, Ms. Willoughby Killea worked as a summer intern with Dillon Read & Co., Inc. (1990) and Dodge & Cox (1989), and for five years as a broker with the Rubicon Group, a commercial real estate services firm. Ms. Willoughby Killea has managed the Natural Resources Fund (formerly the Precious Metals Fund) since 1994.

H. Allan Lam

Portfolio Manager and Analyst

Templeton Asset Management Ltd.

Mr. Lam holds a Bachelors of Arts degree in accounting from Rutgers University. He has had extensive auditing experience with Deloitte Touche & Tohmatsu and KPMG Peat Marwick. He joined the Franklin Templeton Group in 1987 and has managed the Developing Markets Fund from inception.

Peter Langerman

Senior Vice President

Franklin Mutual Advisers, Inc.

Mr. Langerman has a Bachelor of Arts degree from Yale University, a Masters in Science from New York University Graduate School of Business and a Juris Doctor from Stanford University Law School. Prior to November 1996, he was a Research Analyst for Heine Securities Corporation, an investment adviser acquired by Resources, for at least 5 years. He joined the Franklin Templeton Group in November 1996 and has managed the Mutual Discovery Securities Fund and Mutual Shares Securities Fund from inception.

Jack Lemein

Senior Vice President and

Portfolio Manager

Franklin Advisers, Inc.

Mr. Lemein holds a Bachelor of Science degree in finance from the University of Illinois. Mr. Lemein has been in the securities industry since 1967. He is a member of several securities industry-related committees and associations. Mr. Lemein joined the Franklin Templeton Group in 1984 and has managed the Government Fund, and the Zero Coupon Funds since their inception.

Dennis Lim

Vice President and Portfolio Manager

Templeton Asset Management Ltd.

Mr. Lim holds a Master of Science degree in Management (Finance Analysis), from the University of Wisconsin-Milwaukee, (Beta Gamma Sigma, Delta Chapter of Wisconsin). He earned a Bachelor of Science degree in building engineering from the National University of Singapore. Prior to joining the Franklin Templeton Group, in 1990, he worked for the Government of Singapore's
Ministry of National Development. He has managed the Fund since February 1996.

Ian Link

Portfolio Manager

Franklin Advisers, Inc.

Mr. Link is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from the University of California at Davis. He is a member of several securities industry-related committees and associations. Mr. Link joined the Franklin Templeton Group in 1989, and has managed the Utility Fund since March 1995.

William Lippman

President and Portfolio Manager

Franklin Advisory Services, Inc.

Mr. Lippman holds a Master of Business Administration degree from the Graduate School of Business Administration of New York University. He earned his Bachelor of Science degree in business administration from City College New York. Mr. Lippman has been in the securities industry for over 30 years and with the Franklin Templeton Group since 1988. He has managed the Rising Dividends Fund since inception.

Michael McCarthy

Portfolio Manager

Franklin Advisers, Inc.

Mr. McCarthy holds a Bachelor of Arts degree in history from the University of California at Los Angeles. He has been with the Franklin Templeton Group since 1992. He has managed the Small Cap Fund from inception.

Margaret McGee

Vice President and Portfolio Manager

Franklin Advisory Services, Inc.

Ms. McGee holds a Bachelor of Arts degree from William Paterson College. She has been in the securities industry since 1985 and with the Franklin Templeton Group since 1988. Ms. McGee is a member of several securities industry-related committees and associations. She has managed the Rising Dividends Fund since inception.

J. Mark Mobius, Ph.D.

Managing Director and Portfolio Manager

Templeton Asset Management Ltd.

Dr. Mobius holds a Doctor of Philosophy degree in economics and political science from the Massachusetts Institute of Technology. He earned his Bachelor's and Master's degrees from Boston University. He is a member of several industry-related associations. Dr. Mobius joined the Franklin Templeton Group in 1987 and has managed the Developing Markets Fund from inception.

Chris Molumphy

Portfolio Manager

Franklin Advisers, Inc.

Mr. Molumphy is a Chartered Financial Analyst and holds a Master's of Business Administration degree in finance from the University of Chicago. He earned his Bachelor of Arts degree in economics from Stanford University. Mr. Molumphy is a member of several securities industry associations. He joined the Franklin Templeton Group in 1988 and has managed the High Income Fund since its inception.

Tek-Khoan Ong

Portfolio Manager

Templeton Asset Management Ltd.

Mr. Ong holds a Masters of Business Administration degree from the Wharton School, graduating with honors and on the director's list. He earned a Bachelor of Science degree in computing science and a Bachelor of Science degree, with honors, both from Imperial College, University of London, UK. Prior to joining the Franklin Templeton Group, in 1993, he worked for the Monetary Authority of Singapore (Singapore's central bank)for five years. He has managed the Fund since February 1996.

Vivian J. Palmieri

Portfolio Manager

Franklin Advisers, Inc.

Mr. Palmieri holds a Bachelor of Arts degree in economics from Williams College. He has been with the Franklin Templeton Group since 1965. Mr. Palmieri has managed the Capital Growth Fund from inception.

Michael F. Price

Chief Executive Officer and President

Franklin Mutual Advisers, Inc.

Mr. Price has a Bachelor of Arts degree in business administration from the University of Oklahoma. Prior to November 1996, Mr. Price was President and Chairman of Heine Securities Corporation, an investment adviser acquired by Resources, for at least 5 years. He became Chief Executive Officer of Franklin Mutual in November 1996 and has managed the Mutual Discovery Securities Fund and Mutual Shares Securities Fund from inception.

Ernst Schleimer

Portfolio Manager

Franklin Advisers, Inc.

Mr. Schleimer holds a Master of Business Administration degree from the Stanford School of Business and a Bachelor of Arts degree from Tufts University. Mr. Schleimer has been with the Franklin Templeton Group since 1994, and prior thereto worked as a consultant at KPMG Peat Marwick. He has managed the Growth and Income Fund since 1995.

Lawrence Sondike

Senior Vice President

Franklin Mutual Advisers, Inc.

Mr. Sondike has a Bachelor of Arts degree from Cornell University and a Masters in Business Administration from New York University Graduate School of Business. Prior to November 1996, he was a Research Analyst for Heine Securities Corporation, an investment adviser acquired by Resources, for at least 5 years. He joined the Franklin Templeton Group in November 1996, and has managed the Mutual Discovery Securities Fund and Mutual Shares Securities Fund from inception.

Donald G. Taylor

Portfolio Manager

Franklin Advisory Services, Inc.

Mr. Taylor holds a Bachelor of Science degree in Economics from the Wharton School of the University of Pennsylvania. Mr. Taylor has been in the securities industry for over ten years. He joined the Franklin Templeton Group in June 1996 and has managed the Rising Dividends Fund since 1996.

R. Martin Wiskemann

Senior Vice President and Portfolio Manager

Franklin Advisers, Inc.

Mr. Wiskemann holds a degree in business administration from the Handelsschule of the State of Zurich, Switzerland. He has been in the securities business for more than 30 years, managing mutual fund equity and fixed-income portfolios, and private investment accounts. He is a member of several securities industry associations. He joined the Franklin Templeton Group in 1972 and has managed the High Income Fund and the Metals Fund since their inception.

Tom Wu

Director, Portfolio Manager, and Analyst

Templeton Asset Management Ltd.

Mr. Wu holds a Master of Business Administration degree from the University of Oregon. He earned a Bachelor of Social Science Degree in economics from the University of Hong Kong. Prior to joining the Franklin Templeton Group, in 1987, he was a stockbroker at Vickers da Costa Hong Kong Ltd. He has managed the Developing Markets Fund from inception.

Kei Yamamoto

Portfolio Manager

Franklin Advisers, Inc.

Ms. Yamamoto is a Chartered Financial Analyst and has a Master of Science degree and a Bachelor of Science degree in material science and engineering from the Massachusetts Institute of Technology. Prior to joining the Franklin Templeton Group in 1994, Ms. Yamamoto worked at Goldman Sachs & Co. as a financial analyst and at Wasserstein Perella & Co. as an associate and vice president. Ms. Yamamoto has managed the Capital Growth Fund from inception.

Purchase, Redemption, and Exchange of Shares

Purchases of Shares

As noted in the Introduction, shares of each Fund are currently sold only to the Variable Accounts of the Insurance Companies, to fund the benefits under their Policies.

The Trust serves as an investment vehicle for both variable annuity and variable life insurance contracts. Therefore, the Trust's Board of Trustees monitors events in order to identify any material conflicts between variable annuity contract owners and variable life contract owners and will determine what action, if any, should be taken in the event of such a conflict. Although the Trust does not currently foresee any disadvantages to contract owners, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, the management of investments, or other considerations. If such a conflict were to occur, one of the Variable Accounts might withdraw its investment in a Fund. This might force the Fund to sell portfolio securities at disadvantageous prices.

The applicable Insurance Company Variable Account purchases shares of each Fund using purchase payments allocated to one or more of the Sub-Accounts of each Variable Account, as selected by the Contract Owners. Shares are purchased by the Variable Accounts at the net asset value of each respective Fund next determined after the Fund receives the purchase payment in good order and are credited to each Sub-Account in the form of full and fractional shares (rounded to the nearest 1/1000 of a share).

The Funds do not issue share certificates. Initial and subsequent payments allocated to a specific Fund are subject to the limits applicable in the Contracts issued by the Insurance Company.

Redemptions of Shares

Each Insurance Company redeems shares of the applicable Fund to make benefit or surrender payments under the terms of its Contracts. Redemptions are processed on any day on which the Funds are open for business (each day the New York Stock Exchange is open) and are effected at the Fund's net asset value next determined after the Fund receives the appropriate order from the Variable Accounts.

Payment for redeemed shares will be made within seven days after receipt of the redemption order in proper form. However, under unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law. Redemptions are taxable events, and the amount received upon redemption of the shares of any of the Funds may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets constituting the portfolios of that Fund.

If a substantial portion of any Fund's shares should be redeemed within a short period, the Fund might have to liquidate portfolio securities it might otherwise hold and also incur the additional costs related to such transactions.

Exchanges of Shares

Shares of any one Fund may be exchanged for shares of any other Funds in the Trust, all of which are described in this Prospectus, subject to the terms of the Contract prospectus. Exchanges are treated as a redemption of shares of one fund and a purchase of shares of one or more of the other funds and are effected at the respective net asset value per share of each fund on the date of the exchange.

Neither the Trust nor the Variable Accounts are designed for professional market timing organizations, other entities, or individuals using programmed, large and/or frequent transfers. The Variable Accounts, in coordination with the Trust, reserve the right to temporarily or permanently refuse exchange requests if, in the Managers' judgment, a Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused. Accounts under common ownership or control may be aggregated for purposes of the transfer limits. Investors should consult the Variable Account prospectus of the specific insurance product that accompanies this Trust prospectus for information on other specific limitations on the transfer privilege.

The Trust reserves the right to modify or discontinue its exchange program at any time upon 60 days' notice to the Insurance Companies.

Income Dividends and Capital Gains Distributions

Each Fund, other than the Money Market Fund, will declare and pay to the appropriate Sub-Account of the Variable Account once each year following the close of the calendar year (i) all net investment income (which includes dividends and interest paid on each Fund's investments less expenses incurred in the Fund's operations) and (ii) all net realized short-term and long-term capital gains, if any, earned during the preceding year.

The Money Fund declares a dividend each day the Fund's net asset value is calculated, equal to all of its daily net income, payable to the appropriate Sub-Account of the Variable Account as of the close of business the preceding day. The amount of dividend may fluctuate from day to day and may be omitted on some days, depending on changes in the factors that comprise the Fund's net income.

Any distributions made by the Funds will be automatically reinvested in additional Shares of that Fund. Dividends or distributions by the Funds will reduce the per share net asset value by the per share amount so paid.

Determination of Net Asset Value

The net asset value per share of each Fund is determined as of the scheduled close of the New York Stock Exchange generally 4:00 p.m., Eastern time. To calculate the Net Asset Value per share of each Fund, the assets of each Fund are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The assets in each Fund's portfolio are valued as described under "Additional Information Regarding Valuation and Redemption of Shares of the Funds" in the SAI.

Tax Considerations

Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify or continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income, and meeting certain other requirements relating to the sources of its income and diversification of its assets, each Fund will not be subject to federal income taxes.

In order to ensure that individuals holding the Policies whose assets are invested in a Fund will not be subject to federal income tax on distributions made by the Fund prior to the receipt of payments under the Policies, each Fund intends to comply with the additional requirements of Section 817(h) of the Code relating to diversification of its assets.

The Funds are not subject to any federal excise tax on undistributed income because their shares are held exclusively by segregated asset accounts of an insurance company in connection with variable contracts.

Foreign securities that meet the definition in the Code of a Passive Foreign Investment Company (a "PFIC") may subject a Fund to an income tax and interest charge with respect to such investments. To the extent possible, the Fund will avoid such treatment by not investing in known PFIC securities or by adopting other strategies for any PFIC securities it does purchase.

Foreign exchange gains and losses realized by the Funds in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt obligations, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Funds' income or loss from such transactions and, in turn, its distributions to shareholders.

The Natural Resources Fund's ability to invest in gold bullion will be limited by the requirements for qualification as a regulated investment company. For example, no more than 10% of the Fund's annual gross income may be derived from income from nonqualifying sources, including gain from the disposition of gold bullion or gold derivative instruments.

Holders of Policies under which assets are invested in the Trust should refer to the Prospectus for the Policies for information regarding the tax aspects of ownership of such Policies.

How the Trust Measures Performance

Advertisements, sales literature, hypothetical personalized illustrations, and communications with Contract Owners and others may cite a Fund's performance calculated on a total return, current yield or current distribution rate basis. Total return figures show the change in value of a hypothetical past investment as a percentage of the investment, assuming any dividends and capital gains are reinvested. Total return figures will indicate the time periods used, whether figures are cumulative or annualized and whether the effects of sales charges are included. Current yield for each Fund (except the Money Fund) shows the an annualization of income per share earned by that Fund over a recent 30 day period, and is shown as a percentage of the investment. The current distribution rate for a Fund (other than the Money Fund) is usually computed by annualizing the dividends paid per share during the most recent preceding fiscal quarter and dividing that amount by the net asset value at the end of the period. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by each Fund. Performance data will include uniformly computed performance figures for comparative purposes.

From time to time, the Money Fund may advertise its current and effective yield. The Money Fund's current yield refers to an annualization of the income generated by an investment over a stated seven-day period, and is shown as a percentage of the investment. The Money Fund's effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Each Fund's investment results will vary. Performance figures are always based on past performance and do not indicate future results. Hypothetical performance information may also be prepared for sales literature or advertisements. For additional information, see the SAI "How the Trust Measures Performance" and the appropriate insurance company separate account prospectus and SAI.

General Information

Custody of Assets

Under a custody agreement with the Trust, the Bank of New York serves as the custodian of the assets of all the Funds, except those for which Chase Manhattan Bank and State Street Bank serve as custodian. The Chase Manhattan Bank currently serves as custodian for the Asset Allocation, Developing Markets, Global Growth and International Smaller Companies Funds. State Street Bank and Trust Company serves as the custodian of the Mutual Discovery and Mutual Shares Funds.

Distribution Plans

Each Fund's management agreement includes a distribution or "Rule 12b-1" plan (the "Plan"). However, no payments are to be made by any Fund as a result of the Plan. The Funds do not make any payments other than payments for which the Funds are otherwise obligated to make pursuant to the applicable then effective management agreement or as incurred in the ordinary course of their business. To the extent any of the foregoing are nevertheless deemed indirectly to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of rule 12b-1, such payments shall be deemed to have been made pursuant to the Plan (sometimes referred to as a "defensive 12b-1 Plan"). In connection with their approval of the applicable management agreements, the Board of Trustees, including a majority of the non-interested trustees, determined that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the implementation of the respective Plans will benefit each Fund and the Contract Owners whose purchase payments have indirectly been invested in each Fund. For further details of these Plans, see the SAI.

Reports

The Trust's fiscal year ends December 31. Annual Reports containing audited financial statements of the Trust and Semi-Annual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract Owners, annuitants or beneficiaries, as appropriate. Inquiries may be directed to the Trust at the telephone number or address set forth on the cover page of this prospectus.

Transfer Agent

Franklin Templeton Investor Services, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777, a wholly-owned subsidiary of Franklin Resources, Inc. and a transfer agent maintains shareholder records, processes purchases and redemptions of each Fund's shares, and serves as each Fund's dividend-paying agent.

Voting Privileges and Other Rights

The Trust was organized as a Massachusetts business trust under an Agreement and Declaration of Trust which permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest, with a par value of $.01, which may be issued in any number of series. Shares issued by each Fund will be fully paid and nonassessable and will have no preemptive, conversion, or sinking rights.

Shares of each Fund have equal voting rights and vote separately (from other Funds in the Trust) as to issues affecting that Fund, or the Trust, unless otherwise permitted. The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the Trustees. If this happens, holders of the remaining shares voting will not be able to elect any Trustees. The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting, however, for matters requiring shareholder approval. A meeting may also be called by the trustees, at their discretion, or by shareholders holding at least 10% of the outstanding shares of any Fund. The Trust is required to help a shareholder communicate with other shareholders in connection with removing trustees. For information regarding voting privileges of Contract Owners, see the accompanying insurance company separate account Prospectus, under "Voting Rights."

The Board of Trustees may from time to time issue other series, the assets and liabilities of which will likewise be separate and distinct from any other series.

Appendix

Description of Bond Ratings*

Moody's

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Description of Commercial Paper Ratings

Moody's

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.




FRANKLIN
VALUEMARK FUNDS

STATEMENT OF
ADDITIONAL INFORMATION
------------------------------------------------------------------------------
777 Mariners Island Blvd., P.O. Box 7777     MAY 1, 1997
San Mateo, CA 94403-7777  1-800/342-3863

Franklin Valuemark Funds (the "Trust") is an investment company, organized as a Massachusetts business trust, and consisting of twenty-three separate investment portfolios or funds (the "Fund" or "Funds") each of which has different investment objectives. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts owned by their respective policyholders or contractholders. Certain Funds may not be available in connection with a particular policy or contract or in a particular state. Investors should consult the separate account prospectus for the specific insurance product that accompanies the Trust prospectus for information on any applicable restrictions or limitations with respect to a separate account's investments in the Funds.

A Prospectus for the Trust, dated May 1, 1997, as may be amended from time to time, provides the basic information an investor should know before investing in any Fund and may be obtained without charge from the Trust at the address listed above.

This Statement of Additional Information is not a prospectus. It contains information in addition to, and in more detail than set forth in, the Prospectus. This Statement is intended to provide the prospective investor with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with the Prospectus.

ContentsPage
Introduction (See also "Introduction" and
 "General Information" in the Prospectus)             2
Fund Investment Objectives and Policies
 (See also "Fund Investment Objectives
 and Policies" in the Prospectus).                    2
Highlighted Risk Considerations
 (See also "Highlighted Risk
 Considerations" in the Prospectus)                   4
 Foreign Securities ..............                    5
 Currency Management Techniques ..                    8
 Zero Coupon Funds -
  Special Considerations .........                    9
Investment Methods and Risks
 Common to More than One Fund (See
 also "Investment Methods and
 Risks Common to More than One
 Fund" in the Prospectus).........                   11
 Convertible Securities ..........                   11
 Illiquid Securities .............                   13
 Interest Rate Swaps..............                   12
 Inverse Floaters ................                   13
 Mortgage and Asset-Backed Securities                13
 Municipal Securities ............                   15
 Options and Futures .............                   15
 Portfolio Turnover...............                   23
 Real Estate Fund.................                   23
 Repurchase Agreements ...........                   24
 Reverse Repurchase Agreements ...                   24
 Short Sales......................                   24
 When-Issued Securities ..........                   25
Fundamental Investment Restrictions                  25
Non-Fundamental Investment
 Restrictions.....................                   27
Officers and Trustees ............                   27
Investment Management and
 Other Services (See also
 "Management" in the Prospectus)..                   31
  Fund Administrator..............                   34
  Transfer Agent .................                   34
  Custodians .....................                   35
  Independent Auditors ...........                   35
  Research Services ..............                   35


                                                                 FVF SAI 05/97

Policies Regarding Brokers
 Used on Securities Transactions..                   35
Additional Information Regarding
 Valuation and Redemption of Shares
 of the Funds (See also "Purchase,
 Redemption and Exchange of Shares"
 and "Determination of Net Asset Value"
 in the Prospectus) ..............                   37
  Calculation of Net Asset Value..                   37
  Funds Other than Money Fund.....                   37
  Money Market Fund ..............                   38
Additional Information ...........                   39
 Additional Information
  Regarding Taxation .............                   39
 How the Trust Measures Performance                  40
 Miscellaneous Information .......                   41
 Fund Similarity..................                   42
Financial Statements .............                   43

Introduction
------------------------------------------------------------------------------

Franklin Valuemark Funds (the "Trust") is an open-end management investment company, or mutual fund, organized as a Massachusetts business trust on April 26, 1988 and registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). Shares of the Trust are currently sold only to the separate accounts (the "Variable Accounts") of Allianz Life Insurance Company of North America, or its wholly owned subsidiary Preferred Life Insurance Company of New York, or their affiliates ("Insurance Companies") to fund the benefits under variable life insurance policies and variable annuity contracts (collectively the "Contracts") issued by the Insurance Companies. The Variable Accounts are divided into sub-accounts (the "Sub-Accounts"), each of which will invest in one of the Funds, as directed within the limitations described in the appropriate Contracts, by the owners of the respective Contracts issued by the Insurance Companies (collectively the "Contract Owners"). The Trust issues a separate series of shares of beneficial interest for each Fund. Each Fund maintains a totally separate and distinct investment portfolio. Some of the current Funds in the Trust may not be available in connection with a particular Contract or in a particular state. Contract owners should consult the insurance product prospectus accompanying the Trust prospectus which describes the specific Contract or the appropriate Insurance Company for information on available Funds and any applicable limitations with respect to a separate account's investments in the Funds.


Fund Investment Objectives and Policies
------------------------------------------------------------------------------

Each Fund has one or more investment objective and related investment policies and uses various investment techniques to pursue these objectives and policies, all of which are described more completely in the Trust's Prospectus. There can be no assurance that any of the Funds will achieve their investment objective or objectives. Investors should not consider any one Fund alone to be a complete investment program and should evaluate each Fund in relation to their personal financial situation, goals, and tolerance for risk. All of the Funds are subject to the risk of changing economic conditions, as well as the risk related to the ability of the Managers to make changes in the portfolio composition of the Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss of all or a portion of the principal amount invested accompanies an investment in the shares of any of the Funds.

SUMMARY OF FUND OBJECTIVES

Fund Seeking Stability of Principal and Income

Money Market Fund ("Money Fund")1 seeks high current income, consistent with capital preservation and liquidity. The Fund will pursue its objective by investing exclusively in high quality money market instruments. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. The Fund attempts to maintain a stable net asset value of $1.00 per share, although no assurances can be given that the Fund will be able to do so.

Funds Seeking Current Income
High Income Fund2 seeks a high level of current income, with capital appreciation as a secondary objective, by investing in debt obligations and dividend-paying common and preferred stocks. Debt obligations include high yield, high risk, lower rated obligations (commonly referred to as "junk bonds") which involve increased risks related to the creditworthiness of their issuers.

Templeton Global Income Securities Fund ("Global Income Fund")1 seeks a high level of current income, consistent with preservation of capital, with capital appreciation as a secondary consideration, through investing in foreign and domestic debt obligations, including up to 25% in high yield, high risk, lower rated debt obligations (commonly referred to as "junk bonds"), and related currency transactions. Investing in a non-diversified fund of global securities including those of developing markets issuers, involves increased susceptibility to the special risks associated with foreign investing. Prior to May 1, 1996 the Fund was known as the Global Income Fund.

U.S. Government Securities Fund ("Government Fund") seeks current income and safety of capital by investing exclusively in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Zero Coupon Funds, 2000, 2005, 2010, seek a high investment return consistent with the preservation of capital, by investing primarily in zero coupon securities. In response to interest rate changes, these securities may experience greater fluctuations in market value than interest-paying securities of similar maturities. The Funds may not be appropriate for short-term investors or those who intend to withdraw money before the maturity date.

Funds Seeking Growth and Income

Growth and Income Fund1 seeks capital appreciation, with current income return as a secondary objective, by investing primarily in U.S. common stocks, securities convertible into common stocks, and preferred stocks. The Fund may invest in foreign securities. Prior to May 1, 1995, the Growth and Income Fund was known as the Equity Growth Fund.

Income Securities Fund1,2 seeks to maximize income while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of domestic debt obligations and/or equity securities. Debt obligations include high yield, high risk, lower rated obligations (commonly referred to as "junk bonds") which involve increased risks related to the creditworthiness of their issuers. The Fund may invest in foreign securities.

Mutual Shares Securities Fund ("Mutual Shares Fund")1,2 seeks capital appreciation, with income as a secondary objective. The Fund invests primarily in domestic equity securities trading at prices below their intrinsic values. The Fund may also invest in securities of companies involved in corporate restructuring, mergers, bankruptcies, and liquidations as well as debt securities of any quality including "junk bonds," and defaulted securities, all of which involve increased risks related to the creditworthiness of their issuers. Foreign investing involves special risks.

Real Estate Securities Fund ("Real Estate Fund") seeks capital appreciation, with current income return as a secondary objective, by concentrating its investments in publicly traded securities of U.S. companies in the real estate industry.

Rising Dividends Fund seeks capital appreciation, primarily through investment in the equity securities of companies that have paid consistently rising dividends over the past ten years. Preservation of capital is also an important consideration. The Fund seeks current income incidental to capital appreciation.

Templeton Global Asset Allocation Fund ("Asset Allocation Fund")1 seeks a high level of total return through a flexible policy of investing in equity securities, debt obligations, including up to 25% in high yield, high risk, lower rated debt obligations (commonly referred to as "junk bonds"), and money market instruments of issuers in any nation, including developing markets nations. The mix of investments among the three market segments will be adjusted in an attempt to capitalize on the total return potential produced by changing economic conditions throughout the world. Foreign investing involves special risks.

Utility Equity Fund ("Utility Fund")1 seeks both capital appreciation and current income by investing primarily in securities of domestic issuers engaged in the public utilities industry. The Fund may invest in foreign securities.

Funds Seeking Capital Growth
Capital Growth Fund ("Growth Fund")1 seeks capital appreciation, with current income as a secondary consideration. The Fund invests primarily in equity securities, including common stocks and securities convertible into common stocks.

Mutual Discovery Securities Fund ("Mutual Discovery Fund")1,2 seeks capital appreciation. The Fund invests primarily in domestic and foreign equity securities, including securities of small capitalization companies, trading at prices below their intrinsic values. The Fund may also invest in securities of companies involved in corporate restructuring, mergers, bankruptcies, and liquidations as well as debt securities of any quality including "junk bonds," and defaulted securities, all of which involve increased risks related to the creditworthiness of their issuers. Foreign investing involves special risks.

Natural Resources Securities Fund (Natural Resources Fund)1 seeks capital appreciation, with current income return as a secondary objective. The Fund seeks to achieve its objective by concentrating its investments in securities issued by companies in or related to the natural resources sector. Foreign investing involves special risks. Prior to May 1, 1997, the Natural Resources Fund was known as the Precious Metals Fund and had different investment objectives and policies.

Small Cap Fund1 seeks long-term capital growth. The Fund seeks to accomplish its objective by investing primarily in equity securities of small capitalization growth companies. The Fund may also invest in foreign securities, including those of developing markets issuers. Because of the Fund's investments in small capitalization companies, an investment in the Fund may involve greater risks and higher volatility and should not be considered a complete investment program.

Templeton Developing Markets Equity Fund ("Developing Markets Fund")1 seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equities of issuers in countries having developing markets. The Fund is subject to the heightened foreign securities investment risks that accompany foreign developing markets and an investment in the Fund may be considered speculative.

Templeton Global Growth Fund ("Global Growth Fund")1 seeks long-term capital growth. The Fund hopes to achieve its objective through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including developing markets. The realization of income, if any, is only incidental to accomplishment of the Fund's objective of long-term capital growth.

Foreign investing involves special risks.

Templeton International Equity Fund ("International Equity Fund")1 seeks long-term growth of capital. Under normal conditions, the International Equity Fund will invest at least 65% of its total assets in an internationally mixed portfolio of foreign equity securities which trade on markets in countries other than the U.S., including developing markets, and are (i) issued by companies domiciled in countries other than the U.S., or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities outside of the U.S. Foreign investing involves special risks. Prior to October 15, 1993, the Templeton International Equity Fund was known as the International Equity Fund. Foreign investing involves special risks.

Templeton International Smaller Companies Fund ("International Smaller Companies Fund")1 seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of smaller companies outside the U.S., including developing markets. Foreign investing involves special risks and smaller company investments may involve higher volatility. An investment in the Fund should not be considered a complete investment program.

Templeton Pacific Growth Fund ("Pacific Fund")1 seeks long-term growth of capital, primarily through investing at least 65% of its total assets in equity securities which trade on markets in the Pacific Rim, including developing markets, and are (i) issued by companies domiciled in the Pacific Rim or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. Investing in a portfolio of geographically concentrated foreign securities, including developing markets, involves increased susceptibility to the special risks of foreign investing and an investment in the Fund may be considered speculative. Prior to October 15, 1993, the Templeton Pacific Growth Fund was known as the Pacific Growth Fund.

1The Asset Allocation, Capital Growth, Developing Markets, Global Growth, Global Income, Growth and Income, Income Securities, International Equity, International Smaller Companies, Money Market, Mutual Discovery, Mutual Shares, Pacific, Natural Resources, Small Cap and Utility Funds may invest more than 10% of their total net assets in foreign securities which are subject to special and additional risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty; investing in developing markets involves similar but heightened risks related to the relatively small size and lesser liquidity of these markets. See "Highlighted Risk Considerations, Foreign Transactions." 2The High Income, Income Securities, Mutual Discovery and Mutual Shares Funds may invest up to 100% of their respective net assets in debt obligations rated below investment grade, commonly known as "junk bonds," or in obligations which have not been rated by any rating agency. Investments rated below investment grade involve greater risks, including price volatility and risk of default, than investments in higher rated obligations. Investors should carefully consider the risks associated with an investment in these Funds in light of the securities in which they invest. See "Highlighted Risk Considerations, Lower Rated Debt Obligations."

Highlighted Risk Considerations
-------------------------------------------------------------------------------

As described more fully in the individual Fund sections in the Trust prospectus and as supplemented below, an investment in certain of the Funds involves special additional risks as a result of their ability to invest a substantial portion of their assets in high yield, high risk, lower rated debt obligations, foreign investments including those of "developing market" issuers located in emerging nations as defined by the World Bank, specialized industry sectors, derivative instruments or complex securities. These and other types of investments and investment techniques common to more than one Fund, as stated in the individual Fund descriptions in the Trust Prospectus, are described in greater detail, including the risks of each and any limitations, in the Trust Prospectus, this section of the SAI and in "Investment Methods and Risks." All policies and percentage limitations are considered at the time of purchase. Each of the Funds will not necessarily use the strategies described to the full extent permitted unless the Managers believe that doing so will help a Fund reach its objectives, and not all instruments or strategies will be used at all times.

Foreign Securities

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks associated with investing in U.S. issuers. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

With respect to American Depositary Receipts ("ADRs") a Fund may purchase the securities of foreign issuers directly in foreign markets if no ADRs are available or the Managers believe these securities offer better opportunities than the ADRs, with reasonable liquidity.

Even though the Funds authorized to invest in foreign securities intend to acquire the securities of foreign issuers generally where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of that Fund's portfolio and that Fund's ability to meet large redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations could result in investment losses for a Fund and could affect adversely that Fund's operations. A Fund's purchase of securities in foreign countries will involve currencies of the U.S. and of foreign countries; consequently, changes in exchange rates, currency, convertibility and repatriation may favorably or adversely affect each Fund.

Securities which are acquired by a Fund outside the U.S. and which are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets so long as the Fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market and current market quotations are readily available. Investments may be in securities of foreign issuers, whether located in developed or emerging countries.

Investments in foreign securities where delivery takes place outside the U.S. will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations or currency convertibility or exchange rates could result in investment losses for a Fund. Investments in foreign securities may also subject a Fund to losses due to nationalization, expropriation, holding and transferring assets through foreign subcustodians, depositories and broker dealers, or differing accounting practices and treatment.

Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, investors should recognize that foreign securities are often traded with less frequency and volume and, therefore, may have greater price volatility, than is the case with many U.S. securities. Notwithstanding the fact that the Funds permitted to invest in foreign securities generally intend to acquire the securities of foreign issuers where there are public trading markets, investments by each Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of a Fund's portfolio and a Fund's ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which a Fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which a Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund. The Managers endeavor to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time they place a Fund's investments. The exercise of this policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

Developing Markets. Certain Funds may invest in the obligations of governments, government agencies and corporations of developing countries. As many developing countries restructure their existing bank debt and economic conditions improve, these obligations have become available and may offer the Funds the potential for current U.S. dollar income. Such instruments are not traded on any exchange. However, the Managers believe there may be a market for such securities either in multinational companies wishing to purchase such assets at a discount for further investment or from the issuing governments which may decide to redeem their obligations at a discount.

The Funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investment from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source, or impose other taxes with respect to a Fund's investments in securities of issuers of that country. Although the Managers place a Fund's investments only in foreign nations which they consider as having relatively stable and friendly governments, there is the possibility of cessation of trading on national exchanges, expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European Currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund investors.

Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Investing in securities of Russian issuers, for the Funds that are permitted to invest in Russia, involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's unique system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;
(c) pervasiveness of corruption and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyperinflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (h) the financial condition of Russian companies, including large amounts of intercompany debt which may create a payments crisis on a national scale; (i) dependency on exports and the corresponding importance of international trade; (j) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (k) possible difficulty in identifying a purchaser of securities held by a Fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund investing in Russian securities will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Manager. Further, this also could cause a delay in the sale of Russian company securities by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Currency Management Techniques
Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A forward contract may be for a single price or for a range of prices. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers or between broker-dealers and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Some forward contracts, however, have a cancellation fee which a Fund must pay upon cancellation if such Fund determines that canceling the contract is more favorable to the Fund than completing the contract.

To complete or close a forward contract, a Fund may either accept or make delivery of the currency specified in the contract at maturity, or enter into a closing purchase transaction on or before the maturity date, which involves the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

A Fund may enter into forward contracts in several circumstances. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it holds, the Fund may desire to "lock in" the dollar price of the security or the dollar equivalent of such dividend or interest payment, as the case may be. In addition, when a Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

A Fund may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a forward contract) that is intended to be similar in overall performance to a debt security denominated in the currency purchased.

For example, an Italian lira-denominated position could be constructed by purchasing a German mark-denominated debt security and simultaneously entering into a forward contract to exchange an equal amount of marks for lira at a future date and at a specified exchange rate. With such a transaction, the Fund may be able to receive a return that is substantially similar, from a yield and currency perspective, to a direct investment in lira debt securities (which are relatively limited in size and number), while also obtaining the benefits of liquidity available from German mark-denominated debt securities, which may have a lower yield. The Fund may experience slightly different results from its use of such combined investment positions as compared to its purchase of a debt security denominated in the particular currency subject to the forward contract. Such difference may be enhanced or offset by premiums which may be available in connection with the forward contract.

While a Fund may enter into forward contracts to reduce currency exchange rate risks, changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund's holding of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of foreign exchange loss.

Certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which a Fund may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the Fund for U.S. federal income tax purposes.

Certain Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if the Managers determine that there is a pattern of correlation between the two currencies. A Fund may also purchase and sell forward contracts for non-hedging purposes when the Managers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

The Fund's custodian will segregate cash or liquid securities, as permitted by applicable regulations, in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts requiring the Fund to purchase foreign currencies. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts. The segregated securities will be marked-to-market on a daily basis. Although forward contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward contracts may be restricted.

A Fund generally will not enter into a forward contract with a term greater than one year.

Although a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss. The Funds may, but are not required, to hedge currency risks.

Zero Coupon Funds - Special Considerations
As stated in the Prospectus, each of the Zero Coupon Funds will be primarily invested in Stripped Government Securities. These include zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations." Zero coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligation of comparable maturities which make current distributions of interest (cash). As a result, the net asset value of shares of a Fund prior to its Target Date may fluctuate over a greater range than shares of other mutual funds investing in U.S. Treasury securities making current distributions of interest and having similar maturities. The current net asset value of a Fund generally will vary inversely with changes in current interest rates.

The Zero Coupon Funds' zero coupon securities investments will include: Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and Stripped Eurodollar Obligations, as defined in the Prospectus. A holder will separate the interest coupons from the underlying principal (the "corpus") of the security. A number of securities firms and banks have stripped the interest coupons and resold them in custodial receipt programs with a number of different names, including, in the case of stripped Treasury securities, "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that for federal tax and securities purposes, in their opinion, purchasers of such certificates, such as the Funds, most likely will be deemed the beneficial holders of the underlying U.S. government securities.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

Under normal circumstances, each Zero Coupon Fund will invest at least 65% of its net assets in stripped securities. For short-term or emergency purchases, the Zero Coupon Funds may purchase interest-paying U.S. government securities and other money market instruments. The Zero Coupon Funds may enter into repurchase agreements with respect to securities in which the Zero Coupon Funds invest. These interest-paying securities produce income which may be an efficient way to provide for expenses and redemptions to make benefit or surrender payments, among other things.

Management of Reinvestment Risk and Anticipated Growth - The Zero Coupon Funds seek to minimize unknown reinvestment risk. Reinvestment risk arises from the uncertainty as to the total return which will be realized from conventional interest-paying bonds due to the fact that periodic interest (cash) will be reinvested in the future at interest rates unknown at the time of the original purchase. With zero coupon securities, however, there are no cash distributions to reinvest, so owners thereof bear no unknown reinvestment risk if they hold a zero coupon security to maturity.

For a person who makes a direct investment in a zero coupon security (rather than through a fund which invests in such instruments) and holds it to maturity, the return or yield to maturity is certain regardless of whether interim reinvestment rates rise or fall. (See table below).

                                     Total Ending Value on a $1,000 Investment
   Coupon               Initial Yield(Realized Yield) if Reinvestment Rates are:
-------------------------------------------------------------------------------
  Interest   Maturity    to Maturity    3%      5%      7%      9%      11%
-------------------------------------------------------------------------------
      7%     10 Years        7%      $1,809  $1,894   $1,990  $2,098  $2,220
                                     (6.11%) (6.60%)  (7.12%) (7.69%) (8.30%)
      0%     10 Years        7%      $1,990  $1,990   $1,990  $1,990  $1,990
                                     (7.12%) (7.12%)  (7.12%) (7.12%) (7.12%)

These results assume semi-annual compounding. For illustration purposes only, the table above assumes these reinvestment rates would remain constant over the life of the bond. The actual reinvestment rates and total returns of coupon-paying bonds will vary with changing market conditions.


Due to the nature of Stripped Government Securities, which may comprise 80% or more of the investments of each Zero Coupon Fund, the reinvestment risk accompanying these Funds is expected to be less than would be the case if these Funds were entirely invested in interest (cash)-paying securities. Furthermore, the Fund's Manager will attempt to manage reinvestment risk by maintaining each Fund's average duration within twelve months of a Fund's Target Date.

Duration is a measure of the length of an investment which takes into account, through present value analysis, the timing and amount of any interest payments as well as the amount of the principal repayment. Duration is commonly used by professional managers to help control reinvestment risk by balancing investments with slightly longer and shorter maturities than the investment horizon of the overall portfolio.

The investment return of a Zero Coupon Fund, if the investment is held to maturity, will consist primarily of the amortization of discount on the underlying securities owned by such Fund (i.e., the difference between their purchase price and their maturity value) and will be realized on the specified Target Date. Changes in the market value of the Fund's securities will affect investment return should investors redeem prior to maturity, as can the skill of the Manager in managing the Fund.

Liquidation and Distribution of Assets in Target Year - As securities in a Zero Coupon Fund's portfolio mature or are sold throughout the Target Year, the proceeds will be invested in Money Market Instruments. By December of that year, substantially all of the assets of the Fund will consist of such Money Market Instruments and other then-maturing securities. These instruments will be sold or allowed to mature, the liabilities of the Fund will be discharged or provision made therefor, and the net assets will be reinvested at the direction of Contract owners in one of the other Funds of the Trust or automatically reinvested as stated in the Prospectus. The estimated expenses of terminating and liquidating a Fund will be accrued ratably over its Target Year. These expenses, which are charged to income as are all expenses, are not expected to exceed significantly the ordinary annual expenses incurred by the Fund and, therefore, should have no significant additional effect on the maturity value of the Fund.


Investment Methods and Risks
Common to More than One Fund

Certain types of investments and investment techniques authorized for more than one fund, as stated in the descriptions of the individual Funds in the Prospectus, are described below and in the Prospectus. All policies and percentage limitations are considered at the time of purchase unless otherwise noted. Each of the Funds will not necessarily use the strategies described to the full extent permitted unless the Managers believe that doing so will help a Fund reach its objectives, and not all instruments or strategies will be used at all times.

Convertible Securities

Enhanced Convertible Securities. Consistent with their respective investment policies, certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However if called early the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

Certain Funds may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by a company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will automatically convert to either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by an operating company whose common stock is to be acquired in the event the security is converted or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically, they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not identified here which are also similar to those described above in which a Fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risk to a Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Each Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

Synthetic Convertibles. Certain Funds may invest a portion of their assets in "synthetic convertible" securities. A synthetic convertible is created by combining distinct securities which together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be "Equity Securities" for purposes of each Fund's investment policy regarding those securities.

Synthetic convertible securities differ from the true convertible security in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the Managers expect normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows a Fund to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the Managers determine that such a combination would better promote a Fund's investment objectives. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

Illiquid Securities

The Funds reserve the right to invest up to 10% of their net assets in illiquid securities, except that the International Smaller Companies, Mutual Discovery and Mutual Shares Funds reserve the right to invest up to 15% in such investments. Generally an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. Subject to this limitation, the Board of Trustees has authorized each Fund to invest in restricted securities where such investment is consistent with the Fund's investment objective and has authorized such securities to be considered to be liquid to the extent the Fund's Manager determines that there is a liquid institutional or other market for such securities for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Board of Trustees will review any determination by the Fund's Managers to treat a restricted security as liquid on a regular basis, including the Managers' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the Funds' advisers and the Board of Trustees will take into account the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the applicable Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

Interest Rate Swaps

Certain of the Funds may also participate in interest rate swaps. An interest rate swap is the transfer between two counterparties of interest rate obligations, one of which has an interest rate fixed to maturity while the other has an interest rate that changes in accordance with changes in a designated benchmark (e.g., LIBOR, prime, commercial paper, or other benchmarks). The obligations to make repayment of principal on the underlying securities are not exchanged. Such transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed-rate obligation will transfer the obligation to the intermediary, and such entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity which has a floating-rate obligation which substantially mirrors the obligation desired by the first party. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally entered into to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a price lower than is available in the capital markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at a low enough coupon rate to cover the cost involved.

Inverse Floaters

These are instruments with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to short-term interest rates or interest rate indices. As with other mortgage-backed securities, interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayment must be reinvested at lower prevailing interest rates. During periods of extreme fluctuations in interest rates, the resulting fluctuation could affect the net asset value of a Fund in proportion to the Fund's investment in inverse floaters. An accelerated decline in interest rates creates a higher degree of volatility and risk.

Mortgage and Asset-Backed Securities

This section contains additional information about adjustable rate mortgage securities ("ARMS"), collateralized mortgage obligations ("CMOs"), which may have "caps and floors" and "resets," asset-backed securities, and stripped mortgage-backed securities.

Adjustable Rate Mortgage Securities ("ARMS"). ARMS are pass-through mortgage securities which are collateralized by mortgages with adjustable rather than fixed interest rates. The ARMS in which the Funds invest are issued primarily by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), and are actively traded in the secondary market. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration ("FHA") or the Veterans Administration ("VA"), while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to standard underwriting size and maturity constraints.

Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, adjustable rate mortgage securities may allow a Fund to participate in increases in interest rates through periodic adjustments in the coupon rates of the underlying mortgages, resulting in both higher current yields and lower price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund generally will be able to reinvest such amounts in securities with a higher current rate of return. A Fund will not, however, benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage.

The adjustable interest rate feature of the underlying mortgages generally will act as a buffer to reduce sharp changes in the ARMS value in response to normal interest rate fluctuations. As the coupon rates on the mortgages underlying the ARMS are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the ARMS' values to fluctuate less dramatically than those of more traditional long-term, fixed-rate debt obligations. During periods of rising interest rates, however, changes in the coupon rate lag behind changes in the market rate, resulting in lower ARMS values until the coupon resets to market rates. Since most mortgage securities in the Funds' portfolio will generally have annual reset caps of 100 to 200 basis points, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt obligations.

ARMS differ from conventional bonds in that principal is paid back over the life of the ARMS rather than at maturity. As a result, the holder of the ARMS receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing ARMS. For this reason, ARMS may be less effective than other types of U.S. Government Securities as a means of "locking in" long-term interest rates.

Collateralized Mortgage Obligations ("CMOs"). CMOs, considered derivative or complex securities, are securities collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other issuers in the U.S. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees issued by U.S. Government agencies, private issuers, and mortgage poolers; however, the obligation itself is not guaranteed. If the collateral securing the obligations is insufficient to make payment on the obligation, a holder could sustain a loss. In addition, a Fund may buy CMOs without insurance or guarantees if, in the opinion of the Managers, the sponsor is creditworthy. The ratings of the CMOs will be consistent with the ratings criteria of the Fund. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. Prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. Reinvestment of prepayments may be at a lower rate than that on the original CMO. As a result, the value of CMOs decrease like other debt obligations when interest rates rise, but when interest rates decline, they may not increase as much as other debt obligations, due to the prepayment feature.

Resets. The interest rates paid on ARMS and CMOs generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are several main categories of indices: those based on U.S. Treasury securities, those based on the London Interbank Offer Rate ("LIBOR"), and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates.

Caps and Floors. The underlying mortgages which collateralize ARMS and CMOs will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization (that is, an increase in the principal due). In periods of rising interest rates, certain coupons may be temporarily "capped out" resulting in declines in the prices of those securities and, therefore, a negative effect on share price. Conversely, in periods of declining interest rates, certain coupons may be temporarily "floored out" resulting in an increase in the prices of those securities and therefore, a positive effect on a Fund's share price.

Asset-Backed Securities. Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government Securities and mortgage-backed and asset-backed securities. Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Stripped Mortgage-Backed Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which a Fund may invest.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

Stripped mortgage securities are purchased and sold by institutional investors, such as the Funds, through several investment banking firms acting as brokers or dealers. As these securities were only recently developed, traditional trading markets have not yet been established for all such securities. Accordingly, some of these securities may generally be illiquid. The staff of the SEC (the "Staff") has indicated that only government-issued IO or PO securities which are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by a fund's board. The Board of Trustees may, in the future, adopt procedures which would permit a Fund to acquire, hold, and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will continue to be treated as illiquid and will, together with any other illiquid investments, not exceed 10% of a Fund's net assets. Such position may be changed in the future, without notice to shareholders, in response to the Staff's continued reassessment of this matter as well as to changing market conditions.

Municipal Securities

Municipal securities are debt obligations issued by local and state governments that provide interest income which can be either taxable or tax exempt. Municipal securities include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Generally, municipal securities are used to raise money for various public purposes such as constructing public facilities and making loans to public institutions. Taxable municipal bonds are generally issued to provide funding for privately operated facilities. Municipal notes are issued to meet the short-term funding requirements of local, regional, and state governments. General obligation municipal securities are secured by the issuer's pledge of full faith, credit and taxing power. Revenue or special tax bonds are payable from the revenues derived from a particular facility or, in some cases, from a special excise or other tax, but not from general tax revenue.

Options and Futures

Certain Funds, as described in the Trust's Prospectus, may write covered put or call options, purchase put and call options, or engage in futures transactions.

Writing Options. All options written by a Fund will be "covered." Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. Put options written by a Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price.

A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by a Fund in cash and high grade debt obligations in a segregated account with its custodian.

A put option written by a Fund is "covered" if the Fund segregates cash and liquid securities, as permitted by applicable regulations, with a value equal to the exercise price with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may attempt to close the position or take delivery of the security at the exercise price, and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. If a secondary market does not exist, it might not be possible to effect closing sale transactions in particular options held by a Fund, with the result that the Fund would have to exercise the options in order to realize any profit. The premium which a Fund will pay in executing a closing purchase transaction may be higher or lower than the premium it received when writing the option, depending in large part upon the relative price of the underlying security at the time of each transaction. If a Fund is unable to effect a closing purchase transaction with respect to options it has written in a secondary market, it will not be able to sell the underlying security or other asset covering the option until the option expires or it delivers the underlying security or asset upon exercise.

Purchasing Options. Put options on particular securities may be purchased to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. The ability to purchase put options will allow a Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. Such gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Fund owns or has the right to acquire.

Call options on securities may be purchased to limit the risk of a substantial increase in the market price of such security. A Fund may also purchase call options on securities held in its portfolio and on which it has written a call option. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs. When a Fund writes a call option on one of its portfolio securities and the underlying securities do not reach a price level which would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised. However, if the underlying securities rise in price and the option is exercised, the Fund will not participate in any increase in the price of the underlying securities beyond the exercise price of the option.

Options on Stock Indices. Call and put options on stock indices may be purchased and written to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the Fund. Call and put options on stock indices are similar to options on securities except that, rather than the right to purchase or sell particular securities at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual securities. When a Fund writes an option on a stock index, it will segregate cash or liquid securities, as permitted by applicable regulations, with its custodian in an amount at least equal to the market value of the option and will continue this segregation while the option is open or will otherwise cover the transaction.

Combining Option Transactions. Certain Funds may also (i) buy puts and write calls on the same portfolio security in "forward conversion" transactions; (ii) engage in "spread" transactions in which a Fund purchases and writes a put or call option on the same security with the options having different exercise prices and/or expiration dates; (iii) engage in "straddles" in which the Fund may purchase or write combinations of put and call options on the same security; and (iv) purchase a security and then write a call option against that security in a "buy-and-write" transaction. Spread and straddle transactions may involve a limited degree of investment leverage, and a Fund will not engage in spreads or straddles if, as a result, more than 5% of its net assets will be invested in such option transactions.

Special Risks Associated With Options. Options on securities traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. Over-the-counter options and the assets used to cover such options will be considered illiquid securities and will not, together with any other illiquid securities, exceed 10% of a Fund's net assets.

An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security denominated in that currency) until the option expires or it delivers the underlying currency upon exercise. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. The Fund, when it is the purchaser of an option, is at risk only to the full extent of the premium it has paid for the option. The Fund, when it is the writer of an option, is at risk for the difference between the price at which the option is exercisable and the market price of the underlying security, minus the amount of the premium received.

The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

The risks of transactions in options on foreign exchanges are similar to the risks of investing in foreign securities. In addition, a foreign exchange may impose different exercise and settlement terms and procedures and margin requirements than a U.S. exchange.

Futures Contracts. Certain of the Funds may enter into contracts for the purchase or sale for future delivery of debt securities or currency ("futures contracts"), or may purchase and sell financial futures contracts. As long as required by regulatory authorities, each Fund will limit its use of futures contracts to hedging transactions in order to avoid being a commodity pool. A "sale" of a futures contract means the acquisition and assumption of a contractual right and obligation to deliver the securities or currency called for by the contract at a specified price on a specified settlement date. A "purchase" of a futures contract means the acquisition and assumption of a contractual right and obligation to acquire the securities or currency called for by the contract at a specified price on a specified date. U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant or brokerage firm, which is a member of the relevant contract market. Existing contract markets for futures contracts on debt securities include the Chicago Board of Trade, the New York Cotton Exchange, the Mid-America Commodity Exchange (the "MCE"), and International Money Market of the Chicago Mercantile Exchange (the "IMM"). Existing contract markets for futures contracts on currency include the MCE, the IMM and the London International Financial Futures Exchange. Futures contracts trade on these markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on foreign currencies, interest rates, or on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and three-month U.S. Treasury bills. A Fund may also enter into futures contracts which are based on corporate securities and non-U.S. government debt securities, but such futures contracts are not currently available.

At the time a futures contract is purchased or sold, the Fund must deposit cash or securities in a segregated account ("initial deposit") with the Fund's custodian. It is expected that the initial deposit would be approximately 1% to 5% of a contract's face value. Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required since each day the Fund would pay or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities on the settlement date of a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of currency or securities, in most cases the contractual obligation is terminated before the settlement date of the contract without having to make or take delivery of the securities. The termination of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical offsetting futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying currency or security. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, the Funds will incur brokerage fees when they purchase or sell futures contracts.

The purpose of the purchase or sale of a futures contract by the Funds is to attempt to protect the Funds from fluctuations in interest or currency exchange rates without actually buying or selling long-term, fixed-income securities or currency. For example, if a Fund owns long-term bonds and interest rates were expected to increase, such Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by a Fund. If interest rates did increase, the value of the debt securities owned by a Fund would decline, but the value of the futures contracts to such Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is often more liquid than the cash (securities) market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities. Similarly, if a Fund expects that a foreign currency in which its securities are denominated will decline in value against the U.S. dollar, the Fund may sell futures contracts on that currency. If the foreign currency does decline in value, the decrease in value of the security denominated in that currency will be offset by an increase in the value of the Fund's futures position.

Alternatively, when it is expected that interest rates may decline, futures contracts may be purchased in an attempt to hedge against the anticipated purchase of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and such Fund could then buy long-term bonds on the cash (securities) market. Similarly, if a Fund intends to acquire a security or other asset denominated in a currency that is expected to appreciate against the U.S. dollar, the Fund may purchase futures contracts on that currency. If the value of the foreign currency does appreciate, the increase in the value of the futures position will offset the increased U.S. dollar cost of acquiring the asset denominated in that currency. To the extent a Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's purchase obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash (securities or foreign currency) and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures markets are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash (securities or foreign currency) and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus causing distortions. Due to the possibility of such distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful hedging transaction.

In addition, futures contracts entail certain risks. Although the Managers believe that the use of such contracts will benefit a Fund, if the Manager's investment judgment about the general direction of interest or currency exchange rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. Similarly, if a Fund sells a foreign currency futures contract and the U.S. dollar value of the currency unexpectedly increases, the Fund will lose the beneficial effect of such increase on the value of the security denominated in that currency. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. Such Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. Certain of the Funds are permitted to purchase and write options on futures contracts for hedging purposes only. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities or currency, it may or may not be less risky than direct ownership of the futures contract of the underlying debt securities or currency. As with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or appreciation in the value of a foreign currency against the U.S. dollar.

If a Fund writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the Fund's portfolio holdings. If the futures price at expiration of the option is higher than the exercise price, such Fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its portfolio securities.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. A Fund will purchase a put option on a futures contract only to hedge the Fund's portfolio against the risk of rising interest rates or the decline in the value of securities denominated in a foreign currency.

A Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations.

A Fund will engage in transactions in future contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Tax Considerations" in the Prospectus).

A Fund investing in such investments may not purchase or sell futures contracts or purchase or sell related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits on a Fund's outstanding futures and related options positions and the amount of premiums paid for outstanding options on futures would exceed 5% of the market value of the Fund's total assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Perfect correlation between a Fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on corporate fixed-income securities are currently available. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Financial Futures Contracts. A Fund permitted to do so under its investment policies may, for bona fide hedging purposes or for other appropriate risk management purposes permitted under regulations promulgated by the Commodity Futures Trading Commission ("CFTC"), purchase or sell futures contracts on interest rates, financial indices, currencies and stock indices, and U.S. government securities, and may purchase and write on a covered basis put and call options on futures contracts. Investment decisions relating to futures contracts and options thereon will be based upon, among other considerations, the composition of a Fund's portfolio and the Managers' expectations concerning interest rates and the currency and securities markets. In addition, for hedging purposes or to increase income to a Fund, the Fund may purchase put and call options and write covered put and call options on securities, currencies and securities indices traded on U.S. exchanges and, to the extent permitted by law, foreign exchanges, as well as over-the-counter.

For bona fide hedging purposes or for other appropriate risk management purposes pursuant to the Commodity Exchange Act, as amended, and the rules promulgated thereunder by the CFTC, a Fund may enter into contracts for the purchase or sale for future delivery of U.S. Treasury or foreign securities. Each Fund may similarly enter into futures contracts based upon financial indices. A Fund may enter into financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of the foregoing. These futures contracts are referred to collectively as "financial futures." Financial futures are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as U.S. Treasury or other securities or foreign currencies, or the cash value of a securities index during a specified future period at a specified price. A "sale" of these types of futures contracts means the acquisition of a contractual obligation to deliver the securities or the cash value of the index called for by the contract at a specified price on a specified date. A "purchase" of these types of futures contracts means the acquisition of a contractual obligation to acquire the securities or the cash value of the index called for by the contract at a specified price on a specified date.

At the same time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment ("initial deposit"). The futures contract is valued daily thereafter and the payment of some amount of "variation margin" may be required, reflecting any decline or increase in the contract's value.

To the extent a Fund enters into contracts for the purchase or sale for future delivery of financial futures and to the extent required by SEC rules, it will maintain, with its custodian bank, assets in a segregated account to cover its obligations with respect to such contracts. These assets will consist of cash, cash equivalents or high quality debt obligations from the Fund's portfolio, in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

Interest Rate Futures Contracts. Certain Funds may purchase and sell interest rate futures contracts and options thereon traded on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges.

A Fund may enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities. For example, if a Fund owns bonds, and interest rates are expected to increase, it might sell futures contracts on debt obligations having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt obligations in the portfolio would decline, but the value of the futures contracts to the Funds would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make future anticipated purchases of bonds at the higher prices expected to prevail in the future. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

Options on Interest Rate Futures Contracts. A Fund may also purchase call and put options and write covered call and put options on interest rate futures contracts traded on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges to hedge against risks associated with shifts in interest rates and may enter into closing transactions with respect to such options.

Stock Index Futures Contracts. Certain Funds may purchase and sell stock index futures contracts and options on stock index futures contracts traded on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Open futures contracts are valued on a daily basis and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

A Fund may sell stock index futures contracts in anticipation of or during a market decline in an attempt to offset the decrease in market value of its securities that might otherwise result. When a Fund is not fully invested in stocks and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may offset increases in the cost of common stocks that it intends to purchase.

Options on Stock Index Futures Contracts. Call and put options on stock index futures may be purchased or sold to hedge against risks of market-side price movements. Such options may be traded on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. The need to hedge against such risks will depend on the extent of diversification of a Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Risks in Investing in Options and Futures Contracts and Related Options. The purchase and sale of futures contracts and options thereon, as well as the purchase and writing of options on securities and securities indices and currencies, involve risks different from those involved with direct investments in securities. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed and the inability to close such positions could leave an adverse impact on a Fund's ability to effectively hedge its securities on foreign currency exposure. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in the Fund's portfolio. Successful use of futures or options contracts is further dependent on the Managers' ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices is subject to similar risk considerations. In addition, by writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.

While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the Managers are not successful in employing such instruments in managing each Fund's investments, each Fund's performance will be worse than if they did not employ such strategies. In addition, each Fund will pay commissions and other costs in connection with such investments, which may increase each Fund's expenses and reduce its return. In writing options on futures, each Fund's loss is potentially unlimited and may exceed the amount of the premium received.

The risk of loss in trading foreign futures contracts and foreign options can be substantial. Investors should be aware of the following: (i) participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade; and (ii) applicable foreign law which will vary, depending on where the foreign futures or options transaction occurs. For these reasons, a Fund might not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

In certain cases the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed more effectively and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, there are risks involved in these transactions as discussed above.

Any Fund's investment in options, futures contracts, forward contracts, options on futures contracts or stock indices, and foreign currencies and securities may be limited by the requirements of the Code for qualification as a regulated investment company. These securities require the application of complex and special rules and elections, more information about which is included below under "Additional Information Regarding Taxation." Portfolio Turnover Because the investment outlook of the type of securities which each Fund may purchase may change as a result of unexpected developments in national or international securities markets, or in economic, monetary or political relationships, a Fund's Manager will consider the economic effect of portfolio turnover but generally not treat portfolio turnover as a limiting factor in making investment decisions. Investment decisions affecting turnover may include changes in investment strategies or nonfundamental investment policies, including changes in management personnel, as well as individual portfolio transactions.

Moreover, turnover may be increased by certain factors wholly outside the control of the Managers. For example, during periods of rapidly declining interest rates, such as the U.S. experienced in 1991 through 1993, the rate of mortgage prepayments may increase rapidly, resulting in the return of principal to funds which invest in mortgage securities, thus increasing "sales" of portfolio securities. Similarly, the rate of bond calls by issuers of fixed-income securities may increase as interest rates decline, thereby forcing the "sale" of called bonds by funds which invest in fixed-income securities and subsequent purchase of replacement investments. In other periods, increased merger and acquisition activity, or increased rates of bankruptcy or default, may create involuntary transactions for funds which hold affected stocks and bonds, especially high-yield bonds. Global or international fixed income securities funds may have higher turnover rates because of maturing debt securities, rebalancing of the portfolio to keep interest rate risk at desired levels and the rebalancing of the portfolio to keep country allocations at desired levels; if the Manager's allocation target changes, additional turnover may result.

In addition, redemptions or exchanges by investors may require the liquidation of portfolio securities. Changes in particular portfolio holdings may be made whenever it is considered that a security is no longer the most appropriate investment for a Fund, or that another security appears to have a relatively greater opportunity, and will be made without regard to the length of time a security has been held.

The portfolio turnover rates for each Fund are disclosed in the prospectus for the Funds, in the section entitled "Financial Highlights." Portfolio turnover is a measure of how frequently a fund's portfolio securities are bought and sold. As required by the SEC, annual portfolio turnover is calculated generally as the dollar value of the lesser of a fund's purchases or sales of portfolio securities during a given year, divided by the monthly average value of the fund's portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a fund reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. Except for certain Funds noted in the Prospectus, the Funds generally do not expect their annual turnover rates to exceed 100%. Because so many variable factors are beyond the control of the Managers, it is not possible to estimate future turnover rates with complete accuracy. Higher portfolio turnover rates generally increase transaction costs, which are fund expenses, but would not create taxable capital gains for investors because of the tax-deferred status of variable annuity and life insurance investments.

Real Estate Fund
Real Estate Related Investments. In addition to the Fund's investments in real estate securities, as defined in the Trust Prospectus, the Fund may also invest a portion of its assets in debt obligations or equity securities of issuers engaged in businesses whose products and services are closely related to the real estate industry, and publicly traded on an exchange or in the over-the-counter market, including principal mortgage pools, CMOs, and related instruments which are publicly traded (including, without limitation, pools containing GNMA and FNMA mortgages). The Fund will invest no more than 55% of its assets in either GNMA or FNMA securities and no more than 70% of its assets in GNMA and FNMA securities, in the aggregate. In addition, the Fund does not invest in the "residual interests" of real estate mortgage investment conduits ("REMICs").

Repurchase Agreements
Each Fund may enter into repurchase agreements. A repurchase agreement is an agreement in which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. Under the 1940 Act, a repurchase agreement is deemed to be the loan of money by the Fund to the seller, collateralized by the underlying security. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. The interest rate is effective for the period of time in which the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements for more than one year. However, the securities which are subject to repurchase agreements may have maturity dates in excess of one year from the effective date of the repurchase agreements. The transaction requires the initial collateralization of the seller's obligation by securities with a market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund, with the value marked-to-market daily to maintain 100% coverage. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Funds might also incur disposition costs in liquidating the collateral. The Funds may not enter into a repurchase agreement with more than seven days duration if, as a result, the market value of the Funds' net assets, together with investments in other securities deemed to be not readily marketable, would be invested in such repurchase agreements in excess of the Funds' policy on investments in illiquid securities. The Funds intend to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by their respective Managers. The securities held subject to resale (the collateral) will be held on behalf of a Fund by a custodian approved by the Board and will be held pursuant to a written agreement.

Reverse Repurchase Agreements

Certain Funds may enter into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive dividend payments on these securities.

When effecting reverse repurchase transactions, each Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Funds and as such are subject to the investment limitations discussed below under "Fundamental Investment Restrictions" or in the prospectus under "Investment Methods and Risks, Common to More Than One Fund." These transactions may increase the volatility of a Fund's income or net asset value. The Fund carries the risk that any securities purchased with the proceeds of the transaction will depreciate or not generate enough income to cover the Fund's obligations under the reverse repurchase transaction. These transactions also increase the interest and operating expenses of a fund.

Short Sales

Certain Funds may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to make short sales as a form of hedging to offset potential declines in long positions in similar securities, in order to maintain portfolio flexibility and for profit.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Mutual Discovery and Mutual Series Funds may make short sales, but will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of the Fund's total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. These Funds may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Funds own or have the immediate and unconditional right to acquire at no additional cost the identical security.

When-Issued Securities

Securities when originally issued are sometimes offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase of such securities; during the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. To the extent that assets of a Fund are not vested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, it is intended that each Fund will purchase such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued securities may be more or less than the purchase price. The Trust does not believe that the net asset value or income of any of the Funds will be adversely affected by their purchase of securities on a when-issued basis. The Trust will establish for each Fund a segregated account with its custodian bank in which it will maintain cash and/or high grade marketable securities equal in value to commitments for when-issued securities. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. There are no restrictions on the percentage of net assets of any Fund which may be invested in when-issued securities at any given time.


Fundamental Investment Restrictions
-------------------------------------------------------------------------------

Each Fund has adopted the following restrictions as fundamental policies (except as otherwise indicated), which means that they may not be changed without the approval of a majority of that Fund's shares. In order to change any of these restrictions, the lesser of (i) holders of 67% or more of a Fund's voting securities present at a meeting of shareholders if the holders of more than 50% of its voting securities are represented at the meeting or (ii) holders of more than 50% of that Fund's outstanding voting securities must vote to make the change.

Each of the Funds may not:

1. with respect to 75% of its total assets, except for the Global Income Fund, purchase the securities of any one issuer (other than cash, cash items and obligations of the U.S. government) if immediately thereafter, and as a result of the purchase, the Fund would (a) have more than 5% of the value of its total assets invested in the securities of such issuer or (b) hold more than 10% of any or all classes of the securities of any one issuer;

2. borrow money in an amount in excess of 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investment in securities (excepting the Asset Allocation, Developing Markets, International Smaller Companies, Mutual Discovery, Mutual Shares and Small Cap Funds). The Asset Allocation, Developing Markets, International Smaller Companies, Mutual Discovery, Mutual Shares and Small Cap Funds may borrow money from banks in an amount not exceeding 331/3% of the value of the Fund's total assets including the amount borrowed. Each of these Funds may also pledge, mortgage or hypothecate its assets to secure borrowings to an extent not greater than 15% of the Fund's total assets. Arrangements with respect to margin for futures contracts, forward contracts and related options are not deemed to be a pledge of assets.

3. lend its assets, except through the purchase or acquisition of bonds, debentures or other debt securities of any type customarily purchased by institutional investors, or through loans of portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

4. underwrite securities of other issuers, except as noted in number 6 below and except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

5. purchase illiquid securities, including illiquid securities which, at the time of acquisition, could be disposed of publicly by the Funds only after registration under the Securities Act of 1933, if as a result more than 10% of their net assets would be invested in such illiquid securities (not applicable to the International Smaller Companies, Mutual Discovery or Mutual Shares Funds);

6. invest in securities for the purpose of exercising management or control of the issuer (not applicable to the Mutual Discovery or Mutual Shares Funds);

7. invest more than 25% of its assets (measured at the time of the most recent investment) in any single industry (not applicable to the Natural Resources Fund, the Utility Equity Fund, or the Real Estate Securities Fund);

8. invest in companies which have a record of less than three years of continuous operation, including the operations of any predecessor companies, except that the Real Estate Fund, the Capital Growth Fund, the Growth and Income Fund, the Global Income Fund, the International Equity Fund, the Pacific Fund, the Global Growth Fund, and the Developing Markets Fund may invest up to 5% of their respective assets in such companies, the Natural Resources Fund may invest up to 10% of its assets in such companies, and such limitation shall not apply to the Asset Allocation Fund, International Smaller Companies Fund, Mutual Discovery Fund, Mutual Shares Fund or Small Cap Fund;

9. maintain a margin account with a securities dealer or effect short sales, with the exceptions that (i) the Growth and Income Fund and the Income Securities Fund may effect short sales if the Fund owns securities equivalent in kind and amount to those sold, (ii) Mutual Discovery and Mutual Shares Funds may engage in short sales to the extent described in the Prospectus and SAI, and
(iii) the Natural Resources Fund, the Global Income Fund, the Global Growth Fund, the Developing Markets Fund, the Asset Allocation Fund, the International Equity Fund, the International Smaller Companies Fund, the Pacific Fund, the Mutual Discovery Fund, the Mutual Shares Fund and the Small Cap Fund may make initial deposits and pay variation margin in connection with futures contracts;

10. invest in commodities or commodity pools, except that (i) certain Funds may purchase and sell Forward Contracts in amounts necessary to effect transactions in foreign securities, (ii) the Global Income Fund, the International Equity Fund, the International Smaller Companies Fund, the Pacific Growth Fund, the Global Growth Fund, the Developing Markets Fund, the Asset Allocation Fund, the Mutual Discovery Fund, the Mutual Shares Fund and the Small Cap Fund may enter into Futures Contracts and may invest in foreign currency and (iii) the Natural Resources Fund may invest in commodities and commodity futures contracts with respect to commodities related to the natural resources sector as defined in the prospectus. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for the purpose of this restriction;

11. invest directly in real estate, although certain Funds may invest in real estate investment trusts or other publicly traded securities engaged in the real estate industry. First mortgage loans or other direct obligations secured by real estate are not considered real estate for purposes of this restriction;

12. invest in the securities of other open-end investment companies (except that securities of another open-end investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition). This restriction is not applicable to the Capital Growth Fund, International Equity Fund, the International Smaller Companies Fund, the Mutual Discovery Fund, the Mutual Shares Fund, the Pacific Fund, the Asset Allocation Fund, or the Developing Markets Fund;

13. invest in assessable securities or securities involving unlimited liability on the part of the Fund;

14. invest an aggregate of more than 10% of its assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable (including over-the-counter options and assets used to cover such options), and repurchase agreements with more than seven days to maturity (this restriction does not apply to the Asset Allocation, Mutual Discovery or Mutual Shares Funds);

15. purchase or retain any security if any officer, director or security holder of the issuer is at the same time an officer, trustee or employee of the Trust or of the Fund's Manager and such person owns beneficially more than one-half of 1% of the securities and all such persons owning more than one-half of 1% own more than 5% of the outstanding securities of the issuer; or

16. invest its assets in a manner which does not comply with the investment diversification requirements of Section 817(h) of the Code.

17. invest more than 10% of its assets in illiquid securities (including illiquid equity securities, repurchase agreements of more than seven days duration, over-the-counter options and assets used to cover such options, and other securities which are not readily marketable), as more fully described in the prospectus and SAI. This policy shall not apply to the International Smaller Companies, Mutual Discovery or Mutual Shares Funds.

18. The Global Growth and Developing Markets Funds may not invest more than 5% of their respective assets in warrants, whether or not listed on the New York or American Exchange, including no more than 2% of their respective total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the Funds in units or attached to securities are not included in this restriction.

19. The Global Growth Fund and Developing Markets Fund will not invest more than 15% of their respective assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% in illiquid investments.


Non-Fundamental Investment Restrictions
------------------------------------------------------------------------------

In addition to these fundamental policies, it is the present policy of each Fund, except the Mutual Discovery and Mutual Shares Funds, (which may be changed without the approval of a majority of its outstanding shares) not to pledge, mortgage or hypothecate its assets as security for loans (except to the extent of allowable temporary loans), nor to engage in joint or joint and several trading accounts in securities, except that the Funds (including the Mutual Discovery and Mutual Shares Funds) may participate with other investment companies in the Franklin Group of Funds(R) in a joint account to engage in certain large repurchase transactions and may combine orders to purchase or sell securities with orders from other persons to obtain lower brokerage commissions. It is not any Fund's policy to invest in interests (other than publicly traded equity securities) in oil, gas or other mineral exploration or development programs.

As non-fundamental investment policies, which may be changed by the Board of Trustees of the Trust without shareholder approval, the Asset Allocation Fund will not invest more than 15% of its total assets in securities of foreign issuers which are not listed on a recognized United States or foreign securities exchange, or more than 10% of their total assets in (a) securities with a limited trading market, (b) securities subject to legal or contractual restrictions as to resale, (c) repurchase agreements not terminable within seven days, and (d) debt obligations rated Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's Corporation or, if unrated, are of comparable investment quality as determined by the Managers.

The International Smaller Companies Fund may not invest more than 5% of its respective assets in warrants, whether or not listed on the New York or American Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the Fund in units or attached to securities are not included in this restriction.

Whenever any investment policy or investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or property.


Officers and Trustees
------------------------------------------------------------------------------

The Trust is managed by a Board of Trustees who have been elected for an indefinite term. The Board of Trustees is responsible for the overall management of the Trust and each Fund, including overseeing the investment of each Fund's assets. The Board elects the officers who are responsible for administering the day-to-day operations of the Trust and each Fund. Listed below are the trustees and officers of the Trust and a brief description of the business experience and affiliations of each during at least the past five years. Trustees who are "interested persons" of the Trust, as defined in the 1940 Act, are designated by an asterisk(*).


                         Position
 Name, Age and Address   With Trust    Occupation for the Last Five Years


 Frank H. Abbott, III(76)Trustee
 1045 Sansome St.
 San Francisco, CA 94111
                                       President and Director, Abbott
                                       Corporation (an investment company);
                                       and director, trustee or managing
                                       general partner, as the case may be, of
                                       32 of the investment companies in the
                                       Franklin Templeton Group
                                       of Funds.
------------------------------------------------------------------------------

*Lowell C. Anderson (60)  Trustee
 Allianz Life Insurance Company
 of North America
 1750 Hennepin Avenue South
 Minneapolis, MN 55403-2195
                                       Chairman,  President  and  Chief
                                       Executive Officer,  Allianz Life
                                       Insurance Company of North  America
                                       (privately  owned  company formerly
                                       formerly  North  American  Life &
                                       Casuality Company);   trustee   of
                                       one investment company in the Franklin
                                       Templeton Group of Funds.
------------------------------------------------------------------------------

 Harris J. Ashton (64)   Trustee
 General Host Corporation
 Metro Center, 1 Station Place
 Stamford, CT 06904-2045
                                       President, Chief Executive Officer and
                                       Chairman of the Board, General Host
                                       Corporation (nursery and craft
                                       centers); Director, RBC Holdings, Inc.
                                       (a bank holding company) and Bar-S
                                       Foods (a meat packing company); and
                                       director, trustee or managing general
                                       partner, as the case may be, of 56 of
                                       the investment companies in the
                                       Franklin Templeton Group of Funds.
------------------------------------------------------------------------------

 Harmon E. Burns (52)    Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404
                                       Executive Vice President, Secretary and
                                       Director, Franklin Resources, Inc.;
                                       Executive Vice President and Director,
                                       Franklin Templeton Distributors, Inc.;
                                       Executive Vice President, Franklin
                                       Advisers, Inc. and Franklin Templeton
                                       Services, Inc.; Director,
                                       Franklin/Templeton Investor Services,
                                       Inc.; officer and/or director, as the
                                       case may be, of most of the other
                                       subsidiaries of Franklin Resources,
                                       Inc.; and officer and/or director or
                                       trustee of 61 of the investment
                                       companies in the Franklin Templeton
                                       Group of Funds.
------------------------------------------------------------------------------

 S. Joseph Fortunato (64)     Trustee
 Park Avenue at Morris County
 P. O. Box 1945
 Morristown, NJ 07962-1945
                                       Member of the law firm of Pitney,
                                       Hardin, Kipp & Szuch; Director of
                                       General Host Corporation; director,
                                       trustee or managing general partner, as
                                       the case may be, of 58 of the
                                       investment companies in the Franklin
                                       Templeton Group of Funds.
------------------------------------------------------------------------------

 David W. Garbellano (82)     Trustee
 111 New Montgomery St., #402
 San Francisco, CA 94105
                                       Private Investor; Assistant
                                       Secretary/Treasurer and Director,
                                       Berkeley Science Corporation (a venture
                                       capital company); and director, trustee
                                       or managing general partner, as the
                                       case may be, of 31 of the investment
                                       companies in the Franklin Templeton
                                       Group of Funds.
------------------------------------------------------------------------------

*Charles B. Johnson (64)      Chairman
 777 Mariners Island Blvd.    of the Board
 San Mateo, CA 94404          and Trustee


                                     President and Director, Franklin Resources,
                                     Inc.; Chairman of the Board and Director,
                                     Franklin Advisers, Inc. and Franklin
                                     Templeton Distributors, Inc.; Director,
                                     Franklin/Templeton Investor Services, Inc.
                                     and General Host Corporation; and officer
                                     and/or director, trustee or managing
                                     general partner, as the case may be, of
                                     most other subsidiaries of Franklin
                                     Resources, Inc. and of 57 of the investment
                                     companies in the Franklin Templeton Group
                                     of Funds.
 ------------------------------------------------------------------------------

*Charles E. Johnson (40)  President
 500 East Broward Blvd.   and Trustee
 Fort Lauderdale, FL 33394-3091
                                    Senior   Vice   President   and   Director,
                                    Franklin   Resources,   Inc.;  Senior  Vice
                                    President,        Franklin        Templeton
                                    Distributors,     Inc.;    President    and
                                    Director,  Templeton  Worldwide,  Inc.  and
                                    Franklin       Institutional       Services
                                    Corporation;  officer and/or  director,  as
                                    the   case   may   be,   of   some  of  the
                                    subsidiaries  of Franklin  Resources,  Inc.
                                    and officer and/or director or trustee,  as
                                    the  case may be,  of 39 of the  investment
                                    companies in the Franklin  Templeton  Group
                                    of Funds.
-------------------------------------------------------------------------------

*Rupert H. Johnson, Jr. (56)  Vice President
 777 Mariners Island Blvd.    and Trustee
 San Mateo, CA 94404
                                    Executive   Vice  President  and  Director,
                                    Franklin   Resources,   Inc.  and  Franklin
                                    Templeton  Distributors,   Inc.;  President
                                    and  Director,   Franklin  Advisers,  Inc.;
                                    Senior   Vice   President   and   Director,
                                    Franklin   Advisory   Services,   Inc.  and
                                    Franklin   Investment   Advisory  Services,
                                    Inc.;     Director,      Franklin/Templeton
                                    Investor   Services,   Inc.;   and  officer
                                    and/or   director,   trustee  or   managing
                                    general  partner,  as the case  may be,  of
                                    most of the other  subsidiaries of Franklin
                                    Resources,   Inc.   and   of  61   of   the
                                    investment   companies   in  the   Franklin
                                    Templeton Group of Funds.
-------------------------------------------------------------------------------

 Frank W.T. LaHaye (68)  Trustee
 20833 Stevens Creek Blvd.
 Suite 102
 Cupertino, CA 95014
                                    General Partner, Peregrine Associates
                                    and Miller & LaHaye, which are General
                                    Partners of Peregrine Ventures and
                                    Peregrine Ventures II (venture capital
                                    firms); Chairman of the Board and
                                    Director, Quarterdeck Office Systems,
                                    Inc. (software firm); Director,
                                    FischerImaging Corporation (medical
                                    imaging systems); and director or
                                    trustee, as the case may be, of 27 of
                                    the investment companies in the
                                    Franklin Templeton Group of Funds.
-------------------------------------------------------------------------------

 Gordon S. Macklin (68)  Trustee
 8212 Burning Tree Road
 Bethesda, MD 20817
                                    Chairman,     White    River    Corporation
                                    (information   and   financial   services);
                                    Director,    Fund   American    Enterprises
                                    Holdings,   Inc.(financial  services),  MCI
                                    Communications       Corporation,       CCC
                                    Information     Services    Group,     Inc.
                                    (information  services),   MedImmune,  Inc.
                                    (biotechnology),    Source   One   Mortgage
                                    Services Corporation  (financial services),
                                    Shoppers     Express    (home    shopping),
                                    Spacehab,  Inc. (aerospace  services);  and
                                    director,   trustee  or  managing   general
                                    partner,  as the case may be,  of 53 of the
                                    investment   companies   in  the   Franklin
                                    Templeton   Group   of   Funds;    formerly
                                    Chairman, Hambrecht and Quist Group
                                    (venture capital and investment
                                    banking); Director, H & Q Healthcare
                                    Investors (investment trust); and
                                    President, National Association of
                                    Securities
                                    Dealers, Inc.
-------------------------------------------------------------------------------

 Martin L. Flanagan (36)   Vice President
 777 Mariners Island Blvd. and Chief
 San Mateo, CA 94404       Financial Officer
                                    Vice President, Chief Financial Officer
                                    and Treasurer, Franklin Resources,
                                    Inc.; President, Franklin Templeton
                                    Services, Inc.; Executive Vice
                                    President, Templeton Worldwide, Inc.;
                                    Senior Vice President and Treasurer,
                                    Franklin Advisers, Inc. and Franklin
                                    Templeton Distributors, Inc.; Senior
                                    Vice President, Franklin/Templeton
                                    Investor Services, Inc.; Treasurer,
                                    Franklin Advisory Services, Inc. and
                                    Franklin Investment Advisory Services,
                                    Inc.; officer of most of the other
                                    subsidiaries of Franklin Resources,
                                    Inc.; and officer, director and/or
                                    trustee of 61 of the investment
                                    companies in the Franklin Templeton
                                    Group of Funds.
-------------------------------------------------------------------------------

 Deborah R. Gatzek (48)       Vice President
 777 Mariners Island Blvd.    and Secretary
 San Mateo, CA 94404
                                    Senior Vice President and General  Counsel,
                                    Franklin   Resources,   Inc.;  Senior  Vice
                                    President,   Franklin  Templeton  Services,
                                    Inc. and Franklin  Templeton  Distributors,
                                    Inc.;  Vice President,  Franklin  Advisers,
                                    Inc.,  Franklin  Advisory  Services,  Inc.,
                                    Franklin   Investment   Advisory  Services,
                                    Inc.,  and officer of 61 of the  investment
                                    companies in the Franklin  Templeton  Group
                                    of Funds.
-------------------------------------------------------------------------------

 Diomedes Loo-Tam (58)     Treasurer and
 777 Mariners Island Blvd. Principal
 San Mateo, CA 94404       Accounting Officer
                                     Employee of Franklin Advisers, Inc.;
                                     and officer of 38 of the investment
                                     companies in the Franklin Templeton
                                     Group of Funds.
-------------------------------------------------------------------------------

 Edward V. McVey (59)    Vice President
 777 Mariners Island Blvd.

 San Mateo, CA 94404
                                    Senior Vice President/National Sales
                                    Manager, Franklin Templeton
                                    Distributors, Inc.; and officer of 33
                                    of the investment companies in the
                                    Franklin Templeton Group
                                    of Funds.
-------------------------------------------------------------------------------

The preceding table also indicates those officers and trustees who are also affiliated persons of the Managers or the Insurance Companies.

Trustees not affiliated with the Managers or the Insurance Companies ("non affiliated trustees") are currently paid fees of $550 per month plus $183 per meeting attended. As indicated above, certain of the nonaffiliated trustees serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds ("Franklin Templeton Funds").

The following table shows the total fees paid, for the fiscal year ended December 31, 1996, to non affiliated trustees by the Trust and by other Franklin Templeton Funds.

                           Aggregate  Number of FranklinTotal Compensation from
------------------------------------------------------------------------------
                     CompensationTempleton Funds BoardsFranklin Templeton Funds,
Name                      from Trust+on Which Each Serves**including the Trust+
Frank H. Abbott.............    $8,617            32              $165,236
Harris Ashton...............     8,617            56               343,591
S. Joseph Fortunato.........     8,617            58               360,411
David Garbellano............     8,617            31               148,916
Frank W.T. LaHaye...........     8,433            27               139,233
Gordon Macklin..............     8,617            53               335,541

+Figures rounded to the nearest dollar.


**We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 62 registered investment companies, with approximately 171 U.S. based funds or series.

Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of February 15, 1997, no officer or trustee of the Trust owned of record or beneficially shares of any Fund of the Trust. Many of the Trust's trustees own shares in various of the other Trusts in the Franklin Templeton Funds. Charles
B. Johnson and Rupert H. Johnson, Jr. are brothers and are the father and uncle, respectively, of Charles E. Johnson.


Investment Management and Other Services
-------------------------------------------------------------------------------

The Manager for all series of the Trust, except the Asset Allocation Fund, Global Growth Fund, International Smaller Companies Fund, Developing Markets Fund, Mutual Discovery Fund, Mutual Shares Fund and the Rising Dividends Fund is Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. In addition, Advisers employs Templeton Investment Counsel, Inc. ("Templeton Florida"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, to act as subadviser to the International Equity Fund, the Pacific Fund, and the Global Income Fund. The Manager for the Rising Dividends Fund is Franklin Advisory Services, Inc. ("Franklin New Jersey"), One Parker Plaza, Sixteenth Floor, Ft. Lee, New Jersey 07024. The Manager for the Mutual Discovery and Mutual Shares Funds is Franklin Mutual Advisers, Inc. ("Franklin Mutual") 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078. The Manager of the International Smaller Companies Fund is Templeton Florida. The Manager for the Asset Allocation and Global Growth Funds is Templeton Global Advisers Limited, formerly known as Templeton, Galbraith & Hansberger, Ltd. ("Templeton Nassau"), Lyford Cay Nassau, N.P. Bahamas. The Manager for Developing Markets Fund is Templeton Asset Management Ltd.
("Templeton Singapore"), 7 Temasek Boulevard, #38-03, Suntec Tower One, Singapore. Templeton Nassau employs Templeton Florida to act as subadviser to the Asset Allocation Fund. Advisers, Templeton Nassau, Templeton Singapore, Templeton Florida, Franklin New Jersey and Franklin Mutual may be referred to as the "Manager" or "Managers" throughout the SAI and Prospectus.

The Managers also provide management services to numerous other investment companies or funds and other accounts pursuant to management agreements with each fund or other account. The Managers may give advice and take action with respect to any of the other funds or accounts they manage, or for their own accounts, which may differ from action taken by the Managers on behalf of the Funds. Similarly, with respect to the Funds, the Managers are not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that the Managers and access persons, as defined by the 1940 Act, may purchase or sell for their own accounts or for the accounts of any other fund or account. Furthermore, the Managers are not obligated to refrain from investing in securities held by the Fund or other funds or accounts which they manage or administer. Of course, any transactions for the accounts of the Managers and other access persons will be made in compliance with the Fund's Code of Ethics.

Each Fund, except the International Equity Fund, the Pacific Fund, the Rising Dividends Fund, the Small Cap Fund, the International Smaller Companies Fund, the Capital Growth Fund, the Mutual Discovery Fund, the Mutual Shares Fund, the Global Growth Fund, the Developing Markets Fund and the Asset Allocation Fund, is obligated to pay Advisers a fee as compensation for its services, which is paid monthly and accrues daily based upon each Fund's average net assets at the annual rate of 0.625% of the value of average daily net assets up to and including $100 million; 0.50% of the value of average daily net assets over $100 million up to and including $250 million; 0.45% of the value of average daily net assets over $250 million up to and including $10 billion; 0.44% of the value of average daily net assets over $10 billion up to and including $12.5 billion; 0.42% of the value of average daily net assets over $12.5 billion up to and including $15 billion; and 0.40% of the value of average daily net assets over $15 billion.

Templeton Florida, as subadviser for the Global Income Fund under a contract with Advisers, receives a monthly fee from Advisers at the annual rate of 0.35% of the value of average daily net assets up to and including $100 million; 0.25% of average daily net assets over $100 million up to and including $250 million; 0.20% of the value of net assets over $250 million.

The International Equity Fund and the Pacific Fund are each obligated to pay Advisers a monthly fee, based upon each Fund's average daily net assets, at the annual rate of 1% of the value of average daily net assets up to and including $100 million; 0.90% of the average daily net assets over $100 million up to and including $250 million; 0.80% of average daily net assets over $250 million up to and including $500 million and 0.75% of average net assets over $500 million. Templeton Florida, as the subadviser for the International Equity Fund and the Pacific Fund under a contract with Advisers, receives a monthly fee from Advisers at the annual rate of 0.50% of the value of average daily net assets up to and including $100 million; 0.40% of the average daily net assets over $100 million up to and including $250 million; 0.30% of average daily net assets over $250 million up to and including $500 million and 0.25% of average net assets over $500 million.

The Capital Growth Fund, and the Small Cap Fund are each obligated to pay Advisers a monthly fee, based upon each Fund's average daily net assets, computed at the annual rate of 0.75 of 1% of average daily net assets on the first $500 million of average daily net assets; 0.625 of 1% on the next $500 million of average daily net assets; and 0.50 of 1% on average daily net assets in excess of $1 billion.

The Rising Dividends Fund is obligated to pay Franklin New Jersey a monthly fee, based upon the Fund's average daily net assets, computed at the annual rate of
0.75 of 1% of average daily net assets on the first $500 million of average daily net assets; 0.625 of 1% on the next $500 million of average daily net assets; and 0.50 of 1% on average daily net assets in excess of $1 billion.

The Mutual Discovery Fund and Mutual Shares Fund are obligated to pay Franklin Mutual a monthly fee, based upon each Fund's average daily net assets, computed at the annual rate of .80 and .60, of 1%, respectively of average daily net assets.

Under the management agreement with Templeton Nassau, the Global Growth Fund is obligated to pay Templeton Nassau a monthly fee equal to an annual rate of 1.0% of the value of the Fund's average daily net assets up to and including $100 million; 0.90% of the value of the Fund's average daily net assets over $100 million up to and including $250 million; 0.80% of the value of the Fund's average daily net assets over $250 million up to and including $500 million; and 0.75% of the value of the Fund's average daily net assets over $500 million.

Under the management agreement with Templeton Singapore, the Developing Markets Fund is obligated to pay Templeton Singapore a monthly fee equal to an annual rate of 1.25% of the value of the Fund's average daily net assets.

Under the management agreement with Templeton Nassau, the Asset Allocation Fund is obligated to pay the Manager a monthly fee equal to an annual rate of 0.65% of the value of the Fund's average daily net assets up to and including $200 million, 0.585% of the value of the Fund's average daily net assets over $200 million up to and including $1.3 billion; and 0.52% of the value of the Fund's average daily net assets over $1.3 billion.

Templeton Florida, as subadviser for the Asset
Allocation Fund under a contract with Templeton Nassau, receives a monthly fee from Templeton Nassau at the annual rate of 0.25% of the value of average daily net assets up to and including $200 million; 0.225% of average daily net assets over $200 million up to and including $1.3 billion; 0.20% of the value of net assets over $1.3 billion.

Under a management agreement with Templeton Florida, the International Smaller Companies Fund is obligated to pay the Manager a monthly fee equal to an annual rate of 0.85% of the value of the Fund's average daily net assets up to and including $200 million, 0.765% of the value of the Fund's average daily net assets over $200 million up to and including $1.3 billion; and 0.68% of the value of the Fund's average daily net assets over $1.3 billion.

The Managers may determine in advance to limit the management fees or to assume responsibility for the payment of certain operating expenses relating to the operations of any Fund, which may have the effect of decreasing the total expenses and increasing the yield of such Fund. Any such action is voluntary and may be terminated by the Managers at any time unless otherwise indicated. For at least to the end of the fiscal year, December 31, 1997, Advisers has agreed to limit its management fees and, if necessary, to assume responsibility for payment of each Zero Coupon Fund operating expenses so that each Fund's total expenses will not exceed 0.40% of each Fund's average net assets. With respect to the Money Fund, during 1996, Advisors limited its management fees such that aggregate expenses, including management fees of 0.41%, represented 0.43% of the Money Fund's average daily net assets.

Expense reductions have not been necessary based on state requirements.

Except as indicated below, the management and subadvisory agreements with the Managers are in effect until April 30, 1998, and may continue thereafter provided they are approved for periods not to exceed one year by (i) the Trust's Board of Trustees or the vote of a majority of the outstanding shares of that Fund, and (ii) a majority of the Trustees who are not parties to the Agreement or interested persons of any such party (other than as Trustees).

The management agreements for the Mutual Discovery and Mutual Shares Funds are in effect for an initial period of two years. These management agreements may continue from year to year thereafter under the same provisions mentioned above. The management agreement with respect to any Fund may be terminated without penalty at any time by the Fund or by the Managers on 60 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Pursuant to the management agreements and subadvisory agreements, the Managers provide investment research and portfolio management services, including the selection of securities for each Fund to purchase, hold or sell, and the selection of brokers through whom each such Fund's portfolio transactions are executed. The Managers' activities are subject to the review and supervision of the Board of Trustees, and Templeton Florida as subadviser to certain Funds is subject to the overview of each Fund's respective Manager, to whom the Managers render periodic reports of each Fund's investment activities. The Managers, or in certain cases, the Fund Administrator, provide each Fund with executive and administrative personnel, office space and facilities, and pay certain additional administrative expenses incurred in connection with the operation of each such Fund. Each such Fund bears all of its expenses not assumed by the Managers or Fund Administrator. The Managers are covered by fidelity insurance on their officers, directors and employees for the protection of the Trust. See the Statement of Operations in the financial statements at the end of this Statement of Additional Information for additional details of these expenses. The table below sets forth on a per Fund basis the management fees that would have been accrued by the Managers and Fund Administrators and the management fees actually paid by the Funds for the fiscal years ended December 31, 1996, 1995 and 1994.

                                                        Management  Management
------------------------------------------------------------------------------
                                                         and Fund    and Fund
                                                    AdministrationAdministration
                                                       Fees Accrued  Fees Paid
1996
Money Market Fund....................................... $2,225,389  $1,781,802
Templeton Global Income Securities Fund.................  1,262,055   1,262,055
High Income Fund........................................  1,985,566   1,985,566
Government Fund.........................................  3,162,073   3,162,073
Zero Coupon Fund - 2000.................................    790,492     494,949
Zero Coupon Fund - 2005.................................    503,611     299,714
Zero Coupon Fund - 2010.................................    490,108     291,798
Income Securities Fund..................................  6,130,804   6,130,804
Rising Dividends Fund...................................  3,785,807   3,785,807
Utility Equity Fund.....................................  6,097,507   6,097,507
Growth and Income Fund..................................  4,643,546   4,643,546
Natural Resources Fund
 (formerly the Precious Metals Fund)....................    754,383     754,383
Real Estate Fund........................................  1,335,653   1,335,653
Small Cap Fund..........................................    694,975     694,975
International Equity Fund...............................  7,945,053   7,945,053
Pacific Fund............................................  3,343,850   3,343,850
Global Asset Allocation Fund............................    272,732     272,732
Developing Markets......................................  2,887,400   2,887,400
Global Growth...........................................  4,016,061   4,016,061
International Smaller Companies Fund....................     56,389      56,389
Capital Growth Fund.....................................     86,028      86,028
Mutual Discovery Fund...................................     11,033      11,033
Mutual Shares Fund......................................     11,822      11,822
                                                        Management  Management
-------------------------------------------------------------------------------
                                                         and Fund    and Fund
                                                    AdministrationAdministration
                                                      Fees Accrued  Fees Paid
1995
Money Market Fund....................................... $2,295,252  $1,700,943
Templeton Global Income Securities Fund.................  1,354,128   1,354,128
High Income Fund........................................  1,700,257   1,700,257
Government Fund.........................................  3,038,772   3,038,772
Zero Coupon Fund - 2000.................................    721,943     439,204
Zero Coupon Fund - 2005.................................    425,696     249,803
Zero Coupon Fund - 2010.................................    398,959     233,644
Income Securities Fund..................................  5,335,780   5,335,780
Rising Dividends Fund...................................  2,858,740   2,858,740
Utility Equity Fund.....................................  6,002,369   6,002,369
Growth and Income Fund..................................  3,283,721   3,283,721
Natural Resources Fund
 (formerly the Precious Metals Fund)....................    702,034     702,034
Real Estate Fund........................................  1,110,433   1,110,433
Small Cap Fund..........................................      9,054       9,054
International Equity Fund...............................  6,748,353   6,748,353
Pacific Fund............................................  3,148,402   3,148,402
Global Asset Allocation Fund............................     52,421      52,421
Developing Markets......................................  1,636,864   1,636,864
Global Growth...........................................  2,309,970   2,309,970
1994
Money Market Fund.......................................  1,970,057   1,652,138
Templeton Global Income Securities Fund.................  1,404,652   1,404,652
High Income Fund........................................  1,264,737   1,264,737
Government Fund.........................................  3,100,250   3,100,250
Zero Coupon Fund - 2000.................................    522,841     301,577
Zero Coupon Fund - 2005.................................    281,657     158,311
Zero Coupon Fund - 2010.................................    198,571     110,499
Income Securities Fund..................................  4,475,467   4,475,467
Rising Dividends Fund...................................  2,262,988   2,262,988
Utility Equity Fund.....................................  5,985,899   5,985,899
Equity Fund.............................................  2,314,166   2,314,166
Natural Resources Fund
 (formerly the Precious Metals Fund)....................    644,295     644,295
Real Estate Fund........................................    932,770     932,770
International Equity Fund...............................  5,356,301   5,356,301
Pacific Fund............................................  3,057,140   3,057,140
Developing Markets......................................    511,882     511,882
Global Growth Fund......................................    578,011     578,011

Please refer to the "Officers and Trustees" table which indicates officers and trustees who are affiliated persons of the Trust, the Managers and the Insurance Companies.

Fund Administrator

Franklin Templeton Services, Inc. ("FT Services"), 777 Mariners Island Boulevard, San Mateo, California 94404 serves as Fund Administrator. It provides certain administrative facilities and services for the Funds, including preparation and maintenance of books and records, preparation of tax reports, preparation of financial reports, and monitoring compliance with regulatory requirements.

FT Services is employed directly by the Asset Allocation, International Smaller Companies, Mutual Discovery and Mutual Shares Funds, and through subcontracts by the Managers of all the other Funds.

Transfer Agent

Franklin Templeton Investor Services, Inc., a wholly owned subsidiary of Resources, maintains shareholder's records, processes purchases and redemptions of each Fund's shares and acts as the Trust's transfer agent and dividend-paying agent.

Custodians

The Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the Trust. In addition, Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, also acts as custodian for the Global Growth, Developing Markets, Asset Allocation, and International Smaller Companies Funds. The State Street Bank and Trust Company, Atlantic Division, 225 Franklin Street, Boston, MA 02110 acts as custodian for the Mutual Discovery and Mutual Shares Funds. The Custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Independent Auditors

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, serve as the Trust's independent auditors. During the fiscal year ended December 31, 1996, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1996 and in this Statement of Additional Information.

Research Services

Research services may be provided to the Managers by various affiliates. Such services may include information, analytical reports, computer screening studies, statistical data, and factual resumes pertaining to securities eligible for purchase by the Funds. Such supplemental research, when utilized, is subject to analysis by the Managers before being incorporated into the investment advisory process.


Policies Regarding Brokers
Used on Securities Transactions

The selection of brokers and dealers to execute transactions is made by the Managers, in accordance with criteria set forth in the respective management and subadvisory agreements referenced herein and any directions which the Board of Trustees may give.

When placing a portfolio transaction, the Managers attempt to obtain the best net price and execution of the transaction. On portfolio transactions which are done on a securities exchange, the amount of commission paid by each Fund is negotiated between the Funds' Managers and the broker executing the transaction, and the Funds' Managers seek to obtain the lowest commission rate available from brokers which are believed to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size. The Managers will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Managers, a better price and execution can otherwise be obtained.

Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Funds will seek to obtain prompt execution of orders at the most favorable net price.

The amount of commission is not the only factor to be considered in the selection of a broker to execute a trade. If it is felt to be in the Funds' best interests, the Managers may place portfolio transactions with brokers who provide the types of services described below, even if it means the Funds will have to pay a higher commission than would be the case if no weight were given to the broker's furnishing of these services. However, this will be done only if, in the opinion of the Managers, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Funds or assist their advisers in carrying out their responsibilities to the Funds, or when it is otherwise in the best interest of the Funds to do so, whether or not such data may also be useful to the Managers in advising other clients.

When it is felt that several brokers are equally able to provide the best net price and execution, the Managers may decide to execute transactions through brokers who provide quotations and other services to the Funds, specifically including the quotations necessary to determine the value of each Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers who supply research, statistical and other data to the Funds and the Managers in such amount of total brokerage as may reasonably be required.

Since most purchases by certain of the Funds are principal transactions at net prices, these Funds incur little or no brokerage costs.

It is not possible to place a dollar value on the special executions or on the research services received by the Managers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Managers to supplement their own research and analysis activities and to make available the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the Managers and their affiliates may use this research and data in their investment advisory capacities with other clients. If the Trust's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered as a factor in the selection of broker dealers to execute a Fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. ("Distributors"), an affiliate of the Managers and principal underwriter for many of the mutual funds in the Franklin Templeton Group of Funds, is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of reducing the expenses of a Fund, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the Manager under the applicable management agreement will be reduced by the amount of any fees received by Distributors in cash, less certain costs and expenses incurred in connection therewith.

If purchases or sales of securities of certain of the Funds and other funds or other investment companies or clients supervised by the Managers or their affiliates are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all, by the Managers, taking into account the respective sizes of the Funds or clients and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security, in so far as a particular Fund is concerned. However, in other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to all the Funds.

The Funds are authorized, to the extent consistent with their respective investment policies and restrictions and in compliance with applicable rules under federal security laws, to acquire securities of broker/dealers.

Most foreign stock exchange transactions are executed at fixed commission rates. Fixed commissions on foreign stock exchange transactions are generally higher than negotiated commissions on U.S. transactions. The Managers will endeavor to achieve the best net results in effecting portfolio transactions for Funds on foreign stock exchanges. There is also generally less government supervision and regulation of foreign stock exchanges and brokers than in the U.S.

During the past three fiscal years ended December 31, 1996, or since inception, each Series paid brokerage commissions as follows:
Fund                                                1994       1995      1996
-------------------------------------------------------------------------------
Money Market Fund...............................       $  0   $   0 $      $  0
Templeton Global Income Securities Fund.........          0         0         0
High Income Fund................................          0         0         0
Government Fund.................................          0         0         0
Zero Coupon Fund - 2000.........................          0         0         0
Zero Coupon Fund - 2005.........................          0         0         0
Zero Coupon Fund - 2010.........................          0         0         0
Growth and Income Fund..........................  1,466,719 2,368,736  $848,162
Income Securities Fund..........................    273,276   175,429   211,977
Real Estate Fund................................    211,890   182,818    89,985
Rising Dividends Fund...........................    220,185   272,848   485,120
Global Asset Allocation Fund....................         --    24,490    62,209
Utility Fund....................................    442,406   652,221 1,277,007
Natural Resources Fund
 (formerly the Precious Metals Fund)............    150,503   111,982   149,263

Fund                                                1994       1995      1996
-------------------------------------------------------------------------------
Small Cap Fund..................................        $ --  $  9,622  $183,601
Templeton Developing Markets Equity Fund........    419,518   589,426   604,200
Global Growth Fund..............................    206,009   956,434         --
International Equity Fund.......................  1,541,506   824,409 1,015,004
Pacific Growth Fund.............................    961,503 1,040,361   487,464
International Smaller Companies Fund............          --         --  10,847
Capital Growth Fund.............................          --         --  44,722
Mutual Discovery Fund...........................          --         --  20,812
Mutual Shares Fund..............................          --         --  31,174

As of December 31, 1996, the Money Market Fund owned securities issued by Go ldman Sachs Group, Merrill Lynch & Company, Morgan Stanley Group, Inc., and Prudential Funding Corp., the Templeton Global Growth Fund owned securities issued by A.G. Edwards, Inc., and Merrill Lynch & Co., Inc., and the Templeton Global Asset Allocation Fund owned securities issued by A.G. Edwards, Inc., and Merrill Lynch & Co., Inc., which were valued in the aggregate at $14,841,729, $18,855,796, $14,856,655, $19,942,483, $3,275,075, $3,423,000, $36,987 and
$163,000 respectively. Except as stated above, no Fund owned any securities issued by its regular broker-dealers as of the end of such fiscal year.


Additional Information Regarding Valuation and Redemption of Shares of the Funds
-------------------------------------------------------------------------------

Calculation of Net Asset Value

As noted in the Prospectus, each Fund will generally calculate its net asset value only on days when the New York Stock Exchange (the "Exchange") is open for trading, even though trading in the portfolio securities of a Fund may occur on other days in other markets or over-the-counter. As of the date of this Statement of Additional Information, the Funds are informed that the New York Stock Exchange will be closed in observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Funds Other than Money Fund

The net asset value per share of each Fund except the Money Fund is calculated as follows: the aggregate of all liabilities, including, without limitation, the current market value of any outstanding options written by a Fund, if any, accrued expenses and taxes and any necessary reserves, is deducted from the total gross value of all assets, and the difference is divided by the number of shares of that Fund outstanding at the time. For the purpose of determining the aggregate net assets of each Fund (except the Money Fund), cash and receivable are valued at their realizable amounts, interest is recorded as accrued, and dividends are recorded on the ex-dividend date.

Portfolio securities listed on a securities exchange or on NASDAQ for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities for which market quotations are readily available are valued within the range of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Managers. Portfolio securities underlying actively traded options are valued at their market price as determined above. The current market value of any option held by a Fund is its last sales price on the relevant Exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value. If a Fund should have an open option position as to a security, the valuation of the contract will be within the range of the bid and ask prices.

The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, Eastern time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which values and rates are determined and the close of the Exchange and will, therefore, not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of these foreign securities occur during such periods, then these securities will be valued in accordance with procedures established by the Board of Trustees.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the Exchange is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every Exchange business day. Furthermore, trading takes place in various foreign markets on days which are not business days for the Exchange and on which the Funds' net asset value are not calculated. Each Fund calculates net asset value per Share, and therefore effects sales and redemptions of its Shares, as of the close of the Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and if events occur which materially affect the value of these foreign securities, they will be valued at fair market value as determined by the Managers and approved in good faith by the Board of Trustees.

Generally, trading in corporate bonds, U.S. government securities and Money Market Instruments is substantially completed each day at various times prior to the scheduled close of the Exchange. The value of these securities used in computing the net asset value of the Funds' shares is determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the scheduled close of the Exchange which will not be reflected in the computation of the Funds' net asset values. If events materially affecting the values of these securities occur during such period, then the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board of Trustees, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

All Money Market Instruments owned by Funds other than the Money Market Fund are valued at current market, as discussed above. Money Market Fund The net asset value per share of the Fund is calculated by adding the value of all securities and other assets in the Fund's portfolio (i.e., share of the Portfolio), deducting the Fund's liabilities, and dividing by the number of shares outstanding.

The valuation of the Fund's portfolio securities (including any securities held in the segregated account maintained for when-issued securities) is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The opposite would apply in a period of rising interest rates.

The Fund's use of amortized cost which facilitates the maintenance of the Fund's per share net asset value of $1.00 is permitted by a Rule adopted by the SEC. Pursuant to this rule the Fund must adhere to certain conditions. The Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remaining maturities of 397 calendar days or less, and invest only in those U.S. dollar-denominated instruments that the Board of Trustees determines present minimal credit risks and which are, as required by the federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating agencies, instruments deemed comparable in quality to such rated instruments, or instruments, the issuers of which, with respect to an outstanding issue of short-term debt that is comparable in priority and protection, have received a rating within the two highest categories of nationally recognized statistical rating agencies. Securities subject to floating or variable interest rates with demand features in compliance with applicable rules of the SEC may have stated maturities in excess of one year. The trustees have established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Fund's portfolio holdings by the trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard as necessary and appropriate, which may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.


Additional Information
-------------------------------------------------------------------------------

Additional Information Regarding Taxation
As stated in the Prospectus, each Fund intends to be treated as a regulated investment company under Subchapter M of the Code.

Any Fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, the Fund treatment of certain other options, futures and forward contracts entered into by a Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contacts and certain foreign currency contacts and options thereon.

Absent a tax election to the contrary, each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and timing of income distributed to shareholders by the Fund.

When a Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

In order for a Fund to qualify as a regulated investment company, at least 90% of the Fund's annual gross income must consist of dividends, interest and certain other types of qualifying income, and no more than 30% of its annual gross income may be derived from the sale or other disposition of securities or certain other instruments held for less than 3 months. Foreign exchange gains, derived by a Fund with respect to the Fund's business investing in stock or securities, or options or futures with respect to such stock or securities constitute income for purposes of this 90% limitation.

Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not directly related to a Fund's principal business of investing in stock or securities and related options or futures. Under current law, non-directly-related gains arising from foreign currency positions or instruments held for less than 3 months are treated as derived from the disposition of securities held less than 3 months in determining the Fund's compliance with the 30% limitation. The Funds will limit their activities involving foreign exchange gains to the extent necessary to comply with these requirements.

The federal income tax treatment of interest rate and currency swaps is unclear in certain respects and may in some circumstances result in the realization of income not qualifying under the 90% test described above or be deemed to be derived from the disposition of securities held less than three months in determining a Fund's compliance with the 30% limitation. The Funds will limit their interest rate and currency swaps to the extent necessary to comply with these requirements.

If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any federal income tax paid by a Fund as a result of its ownership on shares of a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75 percent of its income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50 percent of the value (or adjusted basis, if elected) of the assets held by the corporation produce "passive income." On April 1, 1992, proposed U.S. Treasury regulations were issued regarding a special mark-to-market election for regulated investment companies. Under these regulations, the annual mark-to-market gain, if any, on shares held by a Fund in a PFIC would be treated as an excess distribution received by the Fund in the current year, eliminating the deferral and the related interest charge. Such excess distribution amounts are treated as ordinary income, which the Fund will be required to distribute to shareholders even though the Fund has not received any cash to satisfy this distribution requirement. These regulations would be effective for taxable years ending after the promulgation of the proposed regulations as final regulations.

How the Trust Measures Performance

From time to time, the "yield" and "effective yield" of the Money Fund may be advertised. Both yield figures will be based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Fund refers to the income generated by an investment in the Money Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

From time to time, the current yields and total returns of the other Funds may be published in advertisements and communications to Contract Owners. The current yield for each Fund will be calculated by dividing the annualization of the income earned by the Fund during a recent 30-day period by the net asset value per share at the end of such period. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations, based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset or redemption value of such shares at the end of the period, assuming reinvestment of all distributions at net asset value. Aggregate and average total return information for each Fund over different periods of time may also be advertised.

A distribution rate for each Fund may also be published in Contract Owners communications preceded or accompanied by a copy of the Funds' current Prospectus. The current distribution rate for a Fund will be calculated by dividing the annualization of the total distributions made by that Fund during the most recent preceding fiscal quarter by the net asset value per share at the end of such period. The current distribution rate may differ from current yield because the distribution rate will be for a different period of time and may contain items of capital gain and other items of income, while current yield reflects only earned income. Uniformly computed yield and total return figures for each Fund will also be published along with publication of its distribution rate.

In each case, the yield, distribution rates and total return figures will reflect all recurring charges against that Fund's income, including mortality and expense guarantees and other insurance-related administrative charges (which may be pro-rated as appropriate) for the applicable time period. In addition, yield or total return performance information computed on a different basis may be advertised or presented. Investors should note that the investment results of each Fund will fluctuate over time, and any presentation of a Fund's current yield, distribution rate or total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's yield, distribution rate or total return may be in any future period. Hypothetical performance information may also be prepared for sales literature or advertisements. See "Performance Data" in the appropriate insurance company separate account prospectus and "Calculation of Performance Data" in the appropriate insurance company separate account SAI.

Miscellaneous Information
The organizational expenses of certain series of the Trust are being amortized on a straight line basis over a period of five years from the commencement of the offering of any such Fund's shares. Contract owners allocating payments to shares of a Fund after the effective date of the Trust's Registration Statement under the Securities Act of 1933 will be bearing such expenses during the amortization period only as such charges are accrued daily against the investment income of that Fund.

As of March 31, 1997, Allianz Life Variable Account A, Allianz Life Variable Account B and Preferred Life Variable Account C owned, .13%, 92.25%, and 7.62% respectively, of the issued and outstanding shares of the Trust.

Contract owners will be informed of each Fund's progress through periodic reports. Financial statements certified by independent public auditors will be available at least annually.

Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of each Fund's assets for any shareholder held personally liable for obligations of that Fund or the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund or the Trust and shall satisfy any judgment thereon. All such rights are limited to the assets of the Fund of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision of the management or policies of the Funds by the SEC. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC, copies of which may be obtained from the SEC upon payment of the prescribed fee.

Fund Similarity

The investment objectives and policies of certain Funds are similar but not identical to those of certain public Franklin Templeton Funds indicated in the table below. Because of differences in portfolio size, the investments held, the timing of purchases of similar investments, cash flows, minor differences in certain investment policies, insurance product related tax diversification requirements, state insurance regulations, and additional administrative and insurance costs associated with insurance company separate accounts, the investment performance of the Franklin Valuemark Funds will differ from the performance of the corresponding Franklin Templeton Funds.

Franklin Valuemark Funds                  Franklin Templeton Funds
------------------------------------------------------------------------------
                                          Franklin Custodian Funds, Inc.:
Capital Growth Fund                       - Growth Series
High Income Fund                          AGE High Income Fund, Inc.

                                          Franklin Custodian Funds, Inc.:
Income Securities Fund                    - Income Series
Money Market Fund                         Franklin Money Fund
                                          Franklin Mutual Series Fund Inc.:
Mutual Shares Securities Fund             Mutual Shares Fund
Mutual Discovery Securities Fund          Mutual Discovery Fund
                                          Franklin Strategic Series:
Natural Resources Fund                    -Franklin Natural Resources Fund
 (formerly Precious Metals Fund)
                                          Franklin Real Estate Securities Trust:
Real Estate Securities Fund               - Franklin Real Estate Securities Fund
                                          Franklin Managed Trust:
Rising Dividends Fund                     - Franklin Rising Dividends Fund
                                          Franklin Strategic Series:
Small Cap Fund                            - Franklin Small Cap Growth Fund
Templeton Developing Markets Equity Fund  Templeton Developing Markets Trust
                                          Templeton Variable Products Series
                                          Fund:
Templeton Global Asset Allocation Fund - Templeton Asset Allocation Fund Templeton Global Growth Fund Templeton Growth Fund, Inc.

                                          Franklin Investors Securities Trust:
Templeton                                 Global Income Securities Fund -
                                          Franklin Global Government Income Fund
                                          Franklin Templeton International
                                          Trust:
Templeton Pacific Growth Fund             - Templeton Pacific Growth Fund
                                          Franklin Custodian Funds, Inc.:
U.S. Government Securities Fund           U.S. Government Securities Series

Financial Statements
-------------------------------------------------------------------------------

The audited financial statements contained in the Trust's Annual Report for the fiscal year ended December 31, 1996, including the auditor's report, are incorporated herein by reference.


FRANKLIN VALUEMARK FUNDS
===========================================================================================================================

===========================================================================================================================
Statement of Investments in Securities and Net Assets, March 31, 1997 (unaudited)


                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------
           Shares       Mutual Shares Securities Fund                                                     (Note 1)
---------------------------------------------------------------------------------------------------------------------------
                        Common Stocks63.9%

                        Aerospace1.9%
             12,000     General Motors Corp., Class H...............................................     $  651,000
             75,000     aLoral Space & Communications...............................................      1,059,375
              6,500     McDonnell Douglas Corp. ....................................................        396,500
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,106,875
---------------------------------------------------------------------------------------------------------------------------
                        Banking.2%
              3,500     Standard Federal Bancorporation Inc. .......................................        203,000
---------------------------------------------------------------------------------------------------------------------------
                        Chemicals2.5%
             10,800     cBASF AG ...................................................................        414,064
              2,000     cDSM NV ....................................................................        201,978
             35,000     Olin Corp...................................................................      1,391,250
             10,000     Rohm & Haas Co. ............................................................        748,750
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,756,042
---------------------------------------------------------------------------------------------------------------------------
                        Communications4.3%
            100,000     a360 Communications Company ................................................      1,725,000
             20,000     A T & T Corp. ..............................................................        695,000
                618     aCS Wireless Inc. ..........................................................              6
             15,000     Sprint Corp.................................................................        682,500
             40,000     Telephone & Data Systems Inc................................................      1,535,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          4,637,506
---------------------------------------------------------------------------------------------------------------------------
                        Computer & Electronics Equipment1.7%
             64,400     aImation Corp...............................................................      1,610,000
              4,000     Xerox Corp..................................................................        227,500
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          1,837,500
---------------------------------------------------------------------------------------------------------------------------
                        Conglomorates6.0%
             35,000     aAmerican Standard Companies Inc............................................      1,575,000
            130,000     cBTR PLC....................................................................        569,913
             22,500     Harcourt General, Inc.......................................................      1,046,250
              5,000     aInvestor AB, B Shares......................................................        234,874
             16,000     Lagardere S.C.A.............................................................        518,657
             50,000     Morton International Inc....................................................      2,112,500
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          6,057,194
---------------------------------------------------------------------------------------------------------------------------
                        Construction0.5%
             20,000     Martin Marietta Materials Inc...............................................        515,000
---------------------------------------------------------------------------------------------------------------------------
                        Consumer Products & Services5.0%
              6,000     American Brands, Inc........................................................        303,750
             50,000     B.A.T. Industries PLC.......................................................        426,468
             50,000     Black & Decker Corp.........................................................      1,606,250
             50,000     Tupperware Corp.............................................................      1,675,000
             45,000     RJR Nabisco Holdings Corp. .................................................      1,451,250
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          5,462,718
---------------------------------------------------------------------------------------------------------------------------
                        Entertainment & Media3.3%
             20,000     Comcast Corp., Class A......................................................        337,500
             40,000     Hilton Hotels Corp..........................................................        970,000
             25,000     aITT Corp...................................................................      1,471,875
             45,000     aU.S. West, Inc. Media Group................................................        838,125
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          3,617,500
---------------------------------------------------------------------------------------------------------------------------
                        Financial Services6.0%
             50,000     Advanta Corp., B ...........................................................      1,293,750
             35,000     Ahmanson H.F. & Co..........................................................      1,277,500
                        Financial Services (cont.)
              2,000     Beneficial Corp.............................................................     $  129,250
             30,000     California Financial Holding Corp...........................................        870,000
             22,500     Compagnie de Suez SA........................................................      1,165,776
             15,000     Marsh & McLennan Cos. Inc...................................................      1,698,750
             34,300     Mercury Finance Company.....................................................         90,038
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          6,525,064
---------------------------------------------------------------------------------------------------------------------------
                        Food & Beverage2.1%
            103,000     cCadbury Schweppes PLC......................................................        914,953
              3,000     Heineken Holding NV.........................................................        452,691
             25,000     Quaker Oats Co..............................................................        912,500
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,280,144
---------------------------------------------------------------------------------------------------------------------------
                        Health & Personal Care2.2%
             30,000     aApria Healthcare Group Inc. ...............................................        543,750
             24,000     aBeverly Enterprises, Inc. .................................................        342,000
              6,900     aFoundation Health Corp.....................................................        251,850
             25,000     aHealthsource Inc. .........................................................        512,500
              1,500     aHealth Systems International Inc., A ......................................         42,188
             15,000     aMid-Atlantic Medical Services, Inc. .......................................        202,500
             20,000     aTenet HealthCare Corp. ....................................................        492,500
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,387,288
---------------------------------------------------------------------------------------------------------------------------
                        Industrial3.6%
             19,000     Federal Mogul Corp. ........................................................        467,875
             75,000     ITT Industries Inc. ........................................................      1,678,125
            280,000     a,cLucasVarity PLC .........................................................        902,780
             30,000     aNew Holland NV.............................................................        667,500
              7,800     aOwens-Illinois, Inc. ......................................................        192,075
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          3,908,355
---------------------------------------------------------------------------------------------------------------------------
                        Insurance5.0%
             25,000     20th Century Industries.....................................................        437,500
              2,550     aAlleghany Corp. ...........................................................        531,675
             25,000     AON Corp. ..................................................................      1,531,250
             41,206     Argonaut Group, Inc. .......................................................      1,153,768
              7,500     Home Beneficial Corp., Class B..............................................        285,938
             20,000     ITT Hartford Group, Inc. ...................................................      1,442,500
              3,000     Selective Insurance Group, Inc. ............................................        124,500
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          5,507,131
---------------------------------------------------------------------------------------------------------------------------
                        Metals1.4%
             25,000     LTV Corp. ..................................................................        315,625
             20,000     Reynolds Metals Co.  .......................................................      1,240,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          1,555,625
---------------------------------------------------------------------------------------------------------------------------
                        Natural Resources4.5%
             50,000     Ashland Inc. ...............................................................      2,012,500
             20,000     Bowater Inc.  ..............................................................        777,500
             29,300     Saga Petroleum A/S, B Shares ...............................................        457,979
             26,100     Shell Transport & Trading Co. ..............................................        466,056
             11,500     Societe Elf Aquitane SA ....................................................      1,181,851
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          4,895,886
---------------------------------------------------------------------------------------------------------------------------
                        Printing & Publishing9.5%
             30,000     Belo (AH) Corp. ............................................................      1,110,000
             25,300     Daily Mail & General Trust PLC, Class A ....................................        681,506
                        Printing & Publishing (cont.)
             40,000     Dow Jones & Co. Inc.........................................................    $ 1,625,000
             14,000     Dun & Bradstreet Corp.......................................................        355,250
             35,000     Houghton Mifflin Co. .......................................................      1,890,000
             15,000     Knight-Ridder, Inc. ........................................................        598,125
                500     aPeoples Choice TV Corp. ...................................................        200,000
             60,000     Scripps (EW) Co., Class A ..................................................      1,957,500
             50,000     United News & Media PLC ....................................................        618,934
             40,000     aViacom Inc., Class B ......................................................      1,325,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                         10,361,315
---------------------------------------------------------------------------------------------------------------------------
                        Retail1.5%
             44,000     Dillard Department Stores Inc., Class A ....................................      1,386,000
              4,000     aVons Companies Inc. .......................................................        259,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          1,645,000
---------------------------------------------------------------------------------------------------------------------------
                        Transportation2.7%
             15,000     Burlington Northern Santa Fe Corp. .........................................      1,110,000
             18,000     General Motors Corp. .......................................................        996,750
              8,000     Ryder Systems, Inc. ........................................................        234,000
             14,300     XTRA Corp. .................................................................        591,663
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,932,413
---------------------------------------------------------------------------------------------------------------------------
                              Total Common Stocks (Cost $70,637,597) ...............................     69,191,556
---------------------------------------------------------------------------------------------------------------------------
                        Options.2%
                120     a,dCityscape Financial Corp., January/20/Call (Cost $240,000) ..............        202,350
---------------------------------------------------------------------------------------------------------------------------
                              Total Common Stocks & Options (Cost $70,877,597) .....................     69,393,906
---------------------------------------------------------------------------------------------------------------------------
            Face
           Amount
---------------------------------------------------------------------------------------------------------------------------
                        Corporate Bonds and Notes4.7%
         $  700,000     bAsia Pulp & Paper Co. Ltd., 12/29/49 ......................................        672,000
          1,650,000     CAI Wireless Systems Inc., 12.25%, 9/15/02 .................................        800,250
          2,250,000     CS Wireless Inc., 0%, 3/01/01 ..............................................        720,000
            100,000     Comcast Cellular, 3/5/00....................................................         73,500
            200,000     Consorcio G. Grupo Dina SA de CV, 8.0%, 8/8/04 .............................        154,000
            175,000     Consorcio G Grupo Dina SA, 11/15/02 ........................................        149,625
            950,000     Delco Remy International, 11.50%, 7/31/04 ..................................        959,500
          1,400,000     Heartland Wireless Communications Inc., 14.00%, 10/15/04 ...................        665,000
            250,000     Sassco, 12.75%, 02/15/05 ...................................................        250,000
            700,000     bUniforet Inc., 11.125, 10/15/06 ...........................................        633,500
---------------------------------------------------------------------------------------------------------------------------
                              Total Corporate Bonds & Notes (Cost $5,123,750) ......................      5,077,375
---------------------------------------------------------------------------------------------------------------------------
                        Bonds and Notes In Reorganizations1.3%
            100,000     Dow Corning Corp., Bank Debt #1.............................................        118,000
XEU          84,000     Eurotunnel Jr. Credit Facility, Tranche B...................................         45,043
GBP       1,540,000     Eurotunnel Jr. Credit Facility, Tranche B...................................      1,165,324
             27,256     Mercury Finance Co., 3/17/47 ...............................................         25,689
             12,389     Mercury Finance Co., 4/11/47 ...............................................         11,677
             34,689     Mercury Finance Co., 4/18/47 ...............................................         32,694
             19,822     Mercury Finance Co., 4/22/47 ...............................................         18,682
             29,734     Mercury Finance Co., 4/24/47 ...............................................         28,024
---------------------------------------------------------------------------------------------------------------------------
                              Total Bonds & Notes in Reorganizations (Cost $1,244,649) .............      1,445,133
---------------------------------------------------------------------------------------------------------------------------


                         U.S. Government Agency Discount Notes
                        Federal Home Loan Bank System,
         $2,000,000        5.22%, 4/02/97 .......................................................... $    1,999,698
          2,500,000        5.19%, 4/10/97 ..........................................................      2,496,600
          3,500,000        5.14%, 4/23/97 ..........................................................      3,488,366
                        Federal Home Loan Mortgage Corp.,
          1,000,000        5.21%, 4/07/97 ..........................................................        999,093
          1,500,000        5.18%, 4/14/97 ..........................................................      1,497,052
          3,000,000        5.20%, 4/15/97 ..........................................................      2,993,652
          1,500,000        5.40%, 4/18/97 ..........................................................      1,496,146
          2,500,000        5.35%, 4/21/97 ..........................................................      2,492,445
                        Federal National Mortgage Association,
          2,000,000        5.21%, 5/02/97 ..........................................................      1,990,632
          1,000,000        5.26%, 5/13/97 ..........................................................        993,653
          1,000,000        5.21%, 5/15/97 ..........................................................        993,351
          3,500,000        5.47%, 6/03/97 ..........................................................      3,466,495
          1,500,000     U. S. Treasury Bill, 5.16%, 4/17/97 ........................................      1,496,480
---------------------------------------------------------------------------------------------------------------------------
                              Total U.S. Government & Government Agency Obligations
---------------------------------------------------------------------------------------------------------------------------
                               (Cost $26,402,209) ..................................................     26,403,663
---------------------------------------------------------------------------------------------------------------------------
                        eReceivable from Repurchase Agreements6.0% (cost $6,500,000)
          6,512,681     Merrill Lynch & Co., Inc., 5.75%, 4/01/97, (Maturity Value $6,501,038)
                         Collateral: U.S. Treasury Notes, 6.50%, 4/30/99 ...........................      6,500,000
---------------------------------------------------------------------------------------------------------------------------
                                  Total Investments100.4% (Cost $110,148,205) ......................   $108,820,077
                                  Liabilities in Excess of Other Assets, Net(0.4%) .................       (482,722)
---------------------------------------------------------------------------------------------------------------------------
                                  Net Assets100.0% .................................................   $108,337,355
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

                        At March 31, 1997, the net unrealized depreciation based on the cost of investments for income tax purposes of $110,148,205 was as follows:
                          Aggregate gross unrealized appreciation for all investments in which
                           there was an excess of value over tax cost ..............................  $   2,347,408
                          Aggregate gross unrealized depreciation for all investments in which
                           there was an excess of tax cost over value ..............................     (3,675,536)
---------------------------------------------------------------------------------------------------------------------------
                          Net unrealized appreciation ..............................................  $  (1,328,128)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

Currency Type Abbreviations:
Principal amount is stated in United States dollars unless otherwise noted.

XEU   - Euro curreny unit
GBP   - British pound


aNon-income producing.

bPurchased in private placement transaction; resale may only be to qualified institutional buyers.

cSecurities traded in foreign currency and valued in U.S. dollars.

dSee Note 2 regarding restricted securities.

eFace amount for repurchase agreements is for the underlying collateral.


                        The accompanying notes are an integral part of these financial statements.




FRANKLIN VALUEMARK FUNDS
===========================================================================================================================

===========================================================================================================================
Statement of Investments in Securities and Net Assets, March 31, 1997 (unaudited)


                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------
           Shares       Mutual Discovery Securities Fund                                                  (Note 1)
---------------------------------------------------------------------------------------------------------------------------
                        Common Stocks75.1%...........................................................
                        Banking1.7%
             12,000     Long Island Bancorp Inc. ....................................................    $  396,750
            33,000      National Westminster Bank PLC  ..............................................       372,668
              1,500     aStandard Federal Bancorporation Inc. .......................................        87,000
              6,200     Union Planters Corp. ........................................................       251,875
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          1,108,293
---------------------------------------------------------------------------------------------------------------------------
                        Chemicals4.5%
             30,000     AGA A.B.  ...................................................................       453,825
              5,900     cBASF AG  ...................................................................       226,201
              9,100     aBush Boake Allen Inc. ......................................................       234,325
             15,000     aChemfirst Inc. .............................................................       318,750
            125,000     Inspec Group PLC ............................................................       384,520
             60,000     Laporte PLC .................................................................       694,851
             15,000     Olin Corp. ..................................................................       596,250
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,908,722
---------------------------------------------------------------------------------------------------------------------------
                        Communications  3.3%
             10,000     A T & T Corp. ...............................................................       347,500
             20,000     aCellular Communications International Inc. .................................       555,000
                309     aCS Wireless Inc. ...........................................................             3
              1,800     GN Great Nordic Ltd. ........................................................       188,442
             25,000     aMetromedia International Group Inc. ........................................       217,187
             18,000     NV Holdingsmij De Telegraaf .................................................       388,707
                500     aPeoples Choice TV Corp. ....................................................       200,000
             19,500     aUnited States Satelite Broadcasting Co. Inc., A ............................       209,625
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,106,464
---------------------------------------------------------------------------------------------------------------------------
                        Computer & Electronic Equipment5.6%
             20,000     aAmphenol Corp., A ..........................................................       500,000
              5,000     aDynatech Corp. .............................................................       150,000
             20,000     Harman International Industries Inc .........................................       670,000
             20,000     aImation Corp. ..............................................................       500,000
             20,000     aIntuit Inc. ................................................................       465,000
             48,000     Medic Computer Systems Inc ..................................................       768,000
             32,400     aNBS Technologies Inc. ......................................................        84,262
              8,800     Spectra Physics A.B. ........................................................       169,322
             12,500     Tecnost Mael SPA ............................................................        28,190
             14,500     aWang Labs Inc. .............................................................       257,375
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          3,592,149
---------------------------------------------------------------------------------------------------------------------------
                        Congolmerates  9.4%
             48,000     cBTR PLC ....................................................................       210,429
              4,970     Christian Dior ..............................................................       761,279
                280     a,cCie Financiere Richemont AG, A ...........................................       371,061
             15,000     Custos AB, Ord A ............................................................       346,340
             14,600     Custos AB, Ord B ............................................................       331,292
              2,600     cEmpire Co. Ltd., A .........................................................        28,456
             46,000     Errce AB ....................................................................       482,222
                461     Financiere Et Industrielle Gaz Et Eaux SA ...................................       206,750
             33,750     cHanson PLC .................................................................       158,784
             10,000     Harcourt General Inc. .......................................................       465,000
             60,000     Hogg Robinson PLC ...........................................................       193,946
              3,000     a,cInvestor AB, B ...........................................................       140,925
             13,000     a,cKinnevik AB, B ...........................................................       363,989
              9,000     cLagardere Sca ..............................................................       291,745
                317     Montaigne Participations Et Geston Sa .......................................       118,850
                        Congolmerates (cont.)
              8,300     Ste Generale de Belgique S.A. ...............................................    $  722,631
                600     Sulzer Gebruder AG ..........................................................       396,104
             43,000     cTomkins PLC ................................................................       192,754
             40,000     TT Group PLC.................................................................       233,591
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          6,016,148
---------------------------------------------------------------------------------------------------------------------------
                        Construction2.1%
              6,600     Cubiertas y Mzov SA .........................................................       677,869
              1,500     Hollandsche Beton Groep NV ..................................................       342,318
              5,200     Martin Marietta Materials Inc. ..............................................       133,900
              3,500     Skanska AB, B ...............................................................       159,303
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          1,313,390
---------------------------------------------------------------------------------------------------------------------------
                        Consumer Products & Services1.0%
             16,000     cBAT Industries PLC .........................................................       136,470
              8,000     Esselte AB, A ...............................................................       190,022
              2,600     Sophus Berendsen, B .........................................................       341,367
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            667,859
---------------------------------------------------------------------------------------------------------------------------
                        Entertainment & Media3.6%
              6,000     Comcast Corp., A ............................................................       101,250
             23,000     cEMI Group PLC...............................................................       421,862
                800     a,cPathe SA .................................................................       205,183
            278,000     Shaw Brothers (HK) Ltd., ....................................................       287,016
             23,700     aU.S. West Media Group.......................................................       441,413
             34,300     aYoung Broadcasting Corp., A ................................................       827,488
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,284,212
---------------------------------------------------------------------------------------------------------------------------
                        Financial Services2.7%
             20,000     Advanta Corp., B ............................................................       517,500
             19,500     aCerus-Cie European Reunies SA ..............................................       484,504
             12,100     a,cCompagnie de Suez SA......................................................       626,928
              8,000     aSPS Transaction Services Inc. ..............................................       128,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          1,756,932
---------------------------------------------------------------------------------------------------------------------------
                        Food & Beverages1.5%
             55,000     cCadbury Schweppes PLC ......................................................       488,567
             10,000     RJR Nabisco Holdings Corp. ..................................................       322,500
             15,000     aSardus AB ..................................................................       149,284
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            960,351
---------------------------------------------------------------------------------------------------------------------------
                        Healthcare3.9%
             30,000     aApria Healthcare Group Inc..................................................       543,750
              4,000     aBeverly Enterprises ........................................................        57,000
              3,200     aFoundation Health Corp. ....................................................       116,800
             50,000     Grancare Inc. Delaware.......................................................       425,000
              5,000     aMid-Atlantic Medical Services ..............................................        67,500
             50,000     aSummit Care Corp............................................................       668,750
              9,700     aTenet Healthcare Corp. .....................................................       238,862
              5,000     aVencor Inc. ................................................................       189,375
              9,560     aVitalink Pharmacy Services Inc. ............................................       192,395
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,499,432
---------------------------------------------------------------------------------------------------------------------------
                        Industrial9.1%
             19,500     cAker RGI ASA, A ............................................................       523,780
             38,700     Aker RGI ASA, B .............................................................       969,027
             50,000     Charter PLC .................................................................       655,947
                        Industrial (cont.)
              1,561     Compagnie Generale D' Industrie Et de Participati ...........................    $  480,992
             10,000     Federal Mogul Corp. .........................................................       246,250
              8,000     Generale des Etablissements Michelin SA, B ..................................       476,623
             15,000     Greenfield Industries Inc. ..................................................       328,125
             20,000     Kennametal Inc. .............................................................       725,000
            180,000     aLucasVarity PLC.............................................................       580,359
              5,800     Lyonnais Des Eaux Dumez .....................................................       593,998
              2,000     Marine Wendel ...............................................................       227,981
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          5,808,082
---------------------------------------------------------------------------------------------------------------------------
                        Insurance4.1%
              2,500     20th Century Industries .....................................................        43,750
              1,020     Alleghany Corp. (Del) .......................................................       212,670
             18,700     Arthur J Gallagher Co. ......................................................       614,763
              1,000     cAxa-UAP SA .................................................................        66,310
              3,000     Home Beneficial Corp., B ....................................................       114,375
            200,000     Istituto Nazionale Delle Assicurazioni SPA, INA .............................       270,145
              5,000     Pohjola Insurance Co. Ltd., A................................................       137,683
             24,100     PXRE Corp....................................................................       617,563
              2,000     Reliable Life Insurance Co., A ..............................................       151,000
              8,900     SCOR.........................................................................       363,799
              5,000     aSuperior National Insurance Group Inc.......................................        60,625
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,652,683
---------------------------------------------------------------------------------------------------------------------------
                        Investment Companies0.7%
                950     Ste Eurafrance...............................................................       448,054
---------------------------------------------------------------------------------------------------------------------------
                        Metals0.2%
             16,000     aWHX Corp. ..................................................................       108,000
---------------------------------------------------------------------------------------------------------------------------
                        Natural Resources6.3%
            400,000     bAsia Pulp & Paper Co. Ltd., 12/29/49 .......................................       384,000
             37,000     a,bBouygues Offshore SA, ADR ................................................       476,375
             27,000     aEnergy Group PLC............................................................       226,073
             17,000     Enserch Corp. ...............................................................       348,500
             36,000     aPacific Forest Products Ltd. ...............................................       631,967
             16,600     aSaga Petroleum AS, B .......................................................       259,469
             14,800     cShell Transport & Trading Co. PLC ..........................................       264,277
              6,550     cSociete Elf Aquitane SA ....................................................       673,141
             15,000     aUnited Meridian Corp. ......................................................       451,875
             20,000     aWascana Energy Inc. ........................................................       297,634
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          4,013,311
---------------------------------------------------------------------------------------------------------------------------
                        Printing & Publishing5.4%
             20,000     Dow Jones & Co. Inc. ........................................................       812,500
              4,800     Dun & Bradstreet Corp. ......................................................       121,800
             50,000     Midland Independent Newspaper ...............................................       120,497
          1,148,000     Mirror Group PLC.............................................................       392,801
             75,000     aNational Processing Inc. ...................................................       600,000
             40,600     a,cPearson PLC ..............................................................       486,879
             50,000     cSoutham Inc. ...............................................................       713,383
             18,500     cUnited News & Media PLC.....................................................       229,006
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          3,476,866
---------------------------------------------------------------------------------------------------------------------------
                        Real Estate0.9%
             31,000     First Union Real Estate Equity & Mtg. Investments, SBI ......................       410,750
              6,900     Santa Anita Realty Enterprises Inc. .........................................       188,025
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            598,775
---------------------------------------------------------------------------------------------------------------------------
                        Retail4.2%
             10,000     aDesigner Holding Ltd........................................................     $  78,750
             20,000     aFootstar Inc. ..............................................................       592,500
             50,000     Gendis Inc., A ..............................................................       402,745
             21,900     aOstasiatiske Kompagni ......................................................       572,315
             30,800     Sears Canada Inc. ...........................................................       294,817
             42,400     cVendome Luxury Group PLC ...................................................       353,275
             15,000     aWaban Inc. .................................................................       418,125
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,712,527
---------------------------------------------------------------------------------------------------------------------------
                        Transportation4.6%
            135,000     Fiat Spa.....................................................................       429,150
              5,000     General Motors Corp. ........................................................       276,875
             20,000     aFritz Cos. .................................................................       193,750
             20,000     aLandstar System Inc. .......................................................       475,000
              8,000     aM S Carriers Inc. ..........................................................       135,500
              3,400     Peugeot SA ..................................................................       388,173
              2,500     Ryder Systems Inc. ..........................................................        73,125
              2,500     Smith A O Corp. .............................................................        87,188
             50,000     bTranz Rail Holdings Ltd., ADR ..............................................       906,250
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,965,011
---------------------------------------------------------------------------------------------------------------------------
                        Utilities0.3%
             12,000     Southwest Gas Corp ..........................................................       208,500
---------------------------------------------------------------------------------------------------------------------------
                              Total Common Stock (Cost $47,472,783) .................................    48,205,761
---------------------------------------------------------------------------------------------------------------------------
                        Options0.2%
                 80     a,dCityscape Financial Corp., January/20/Call (Cost $160,000) ...............       134,900
---------------------------------------------------------------------------------------------------------------------------
                        Preferred Stock0.1%
              1,000     Granite Broadcasting Corp., $1.938, conv., pfd. (Cost $62,000) ..............        49,000
---------------------------------------------------------------------------------------------------------------------------
                              Total Common Stocks & Options & Preferred Stock (Cost $47,694,783) ....    48,389,661
---------------------------------------------------------------------------------------------------------------------------
            Face
           Amount
---------------------------------------------------------------------------------------------------------------------------
                        Corporate Bonds and Notes4.2%
         $  830,000     CAI Wireless Systems Inc., 12.25%, 9/15/02 ..................................       402,550
            100,000     Consorcio G. Grupo Dina SA de CV, 8.0%, 8/8/04 ..............................        77,000
            100,000     Consorcio G Grupo Dina SA, 11/15/02 .........................................        85,500
          1,125,000     CS Wireless Inc., 0%, 3/01/01 ...............................................       360,000
            550,000     Delco Remy International, 11.5%, 7/31/04 ....................................       555,500
            875,000     Heartland Wireless Communications Inc., 14%, 10/15/04 .......................       415,625
            150,000     Sassco, 12.75%, 02/15/05 ....................................................       150,000
---------------------------------------------------------------------------------------------------------------------------
                             Total Corporate Bonds and Notes (Cost $2,042,675) ......................     2,046,175
---------------------------------------------------------------------------------------------------------------------------
                        Bonds and Notes in Reorganization  0.1%
XEU          50,000     aEurotunnel Jr. Credit Facility, TRANCHE, B .................................        26,811
GBP         860,000     aEurotunnel Jr. Credit Facility, TRANCHE, B..................................       650,765
             13,628     Mercury Finance Co., 3/17/47 ................................................        12,844
              6,194     Mercury Finance Co., 4/11/47 ................................................         5,838
             17,345     Mercury Finance Co., 4/18/47 ................................................        16,348
              9,911     Mercury Finance Co., 4/22/47 ................................................         9,341
             14,867     Mercury Finance Co., 4/24/47 ................................................        14,012
---------------------------------------------------------------------------------------------------------------------------
                              Total Bonds and Notes in Reorganization (Cost $630,095)................       735,959
---------------------------------------------------------------------------------------------------------------------------





                        United States Government and Government Agency Obligations20.3%..............
                        Federal Home Loan Banks
         $1,000,000        5.22%, 4/02/97 ...........................................................    $  999,849
            500,000        5.21%, 4/10/97 ...........................................................       499,320
                        Federal Home Loan Mortgage Corp.
          1,500,000        5.21%, 4/7/97.............................................................     1,498,640
            500,000        5.12%, 4/10/97 ...........................................................       499,320
          1,500,000        5.18%, 4/14/97 ...........................................................     1,497,054
          1,000,000        5.20%, 4/15/97 ...........................................................       997,884
            500,000        5.40%, 4/18/97 ...........................................................       498,716
          1,500,000        5.35%, 4/21/97 ...........................................................     1,495,467
                        Federal National Mortgage Assn.
          1,545,000        5.26%, 5/13/97 ...........................................................     1,535,194
          1,500,000        5.21%, 5/15/97 ...........................................................     1,490,027
          2,000,000     U. S. Treasury Bill, 4/17/97 ................................................     1,995,306
---------------------------------------------------------------------------------------------------------------------------
                              Total U.S. Government & Government Agency Obligations
---------------------------------------------------------------------------------------------------------------------------
                         (Cost $13,006,187)..........................................................    13,006,777
---------------------------------------------------------------------------------------------------------------------------
          1,001,951     eReceivable from Repurchase Agreement1.6% (Cost $1,000,000)
                        Merrill Lynch & Co. Inc., 5.75%, 4/01/97 (Maturity Value $1,000,159)
                         Collateral: U.S. Treasury Note, 6.50%, 4/30/99 .............................     1,000,000
---------------------------------------------------------------------------------------------------------------------------
                              Total Investments103.5% (Cost $64,373,740) ............................    65,178,572
---------------------------------------------------------------------------------------------------------------------------
                                  Liabilities in Excess of Other Assets, Net(3.4%)...................    (2,166,166)
                                  Equity in Forward Contracts(0.1%)..................................       (36,230)
---------------------------------------------------------------------------------------------------------------------------
                                  Net Assets100.0%...................................................   $62,976,176
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

                        At March 31, 1997, the unrealized appreciation based on the cost of investments for income tax purposes of $64,373,740 was as follows:
                          Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost ...............................  $  2,463,904
                          Aggregate gross unrealized depreciation for all investments in which
                           there was an excess of tax cost over value ...............................    (1,659,072)
---------------------------------------------------------------------------------------------------------------------------
                          Net unrealized appreciation ............................................... $     804,832
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

Currency Type Abbreviations:
Principal amount is stated in United States dollars unless otherwise noted.

XEU    - Euro currency unit
GBP    - British pound


aNon-income producing.

bPurchased in private placement transaction; resale may only be to qualified institutional buyers.

cSecurities traded in foreign currency and valued in U.S. dollars.

dSee Note 2 regarding restricted securities.

eFace amount for repurchase agreements is for the underlying collateral.


                        The accompanying notes are an integral part of these financial statements.




FRANKLIN VALUEMARK FUNDS
===========================================================================================================================

===========================================================================================================================
Financial Statements

Statements of Assets and Liabilities
March 31, 1997 (unaudited)

                                                                                      Mutual Shares  Mutual Discovery
                                                                                     Securities Fund  Securities Fund
                                                                                  ---------------------
Assets:
 Investment in securities:
  At identified cost  .............................................................   $103,648,205    $  64,373,740
                                                                                  =====================
  At value ........................................................................    102,320,077       64,178,572
 Receivable from repurchase agreement, at value and cost ..........................      6,500,000        1,000,000
 Cash .............................................................................        397,646          946,105
 Receivables:
  Investment securities sold ......................................................        228,949
  Dividends and interest ..........................................................        247,758          126,770
  Capital shares sold .............................................................      1,856,851           34,210
 Net unrealized gain on forward currency contracts (Note 2) .......................         77,815          251,803
                                                                                  ---------------------
      Total assets ................................................................    111,629,096       66,537,460
                                                                                  ---------------------
Liabilities
 Payables:
  Investment securities purchased .................................................      3,050,043        2,938,721
  Management fees .................................................................             --           30,868
  Fund shares redeemed ............................................................         50,176          263,463
 Accrued expenses and other liabilities ...........................................         35,554           40,199
 Net unrealized loss on forward currency contracts (Note 2) .......................        155,968          288,033
                                                                                  ---------------------
      Total liabilities ...........................................................      3,291,741        3,561,284
                                                                                  ---------------------
Net assets, at value ..............................................................   $108,337,355    $  62,976,176
                                                                                  =====================
Net assets consist of:
 Undistributed net investment income ..............................................     $  450,741      $   182,613
 Net unrealized appreciation (depreciation) on investments and
  translation of assets and liabilities denominated in foreign currencies .........     (1,406,281)         768,602
 Accumulated net realized loss from investments ...................................        (94,967)          (8,678)
 Capital shares ...................................................................    109,387,862       62,033,639
                                                                                  ---------------------
Net assets, at value ..............................................................   $108,337,355   $   62,976,176
                                                                                  =====================
Shares outstanding ................................................................     10,393,735        5,889,849
                                                                                  =====================
Net asset value per share .........................................................            $10.42           $10.69
                                                                                  =====================











                        The accompanying notes are an integral part of these financial statements.




FRANKLIN VALUEMARK FUNDS
===========================================================================================================================

===========================================================================================================================
Financial Statements (cont.)

Statements of Operations
for the period ended January 1, 1997 to March 31, 1997 (unaudited)

                                                                                      Mutual Shares  Mutual Discovery
                                                                                     Securities Fund  Securities Fund
                                                                                  ---------------------
Investment Income:
 Interest .........................................................................      $ 308,584         $157,121
 Dividends1........................................................................        235,316          113,113
                                                                                  ---------------------
      Total income ................................................................        543,900          270,234
                                                                                  ---------------------
Expenses:
 Management fees (Note 5)..........................................................        126,125           95,342
 Custodian fees ...................................................................         11,500           14,500
 Reports to shareholders ..........................................................          3,700            3,000
 Professional fees ................................................................          1,500              550
 Trustees' fees and expenses ......................................................            300              300
 Other ............................................................................            635               76
                                                                                  ---------------------
      Total expenses ..............................................................        143,760          113,768
                                                                                  ---------------------
       Net investment income ......................................................        400,140          156,466
                                                                                  ---------------------
Realized and unrealized gain (loss) from investments and foreign currency:
 Net realized gain (loss) on:
  Investments .....................................................................       (142,505)         (37,570)
  Foreign currency transactions ...................................................         50,587           28,892
 Net unrealized appreciation (depreciation) on investments ........................     (1,974,624)         580,752
                                                                                  ---------------------
 Net realized and unrealized gain (loss) from investments and foreign currencies ..     (2,066,542)         572,074
                                                                                  ---------------------
 Net increase (decrease) in net assets resulting from operations ..................    $(1,666,402)        $728,540
                                                                                  =====================








1Net of  foreign  taxes  withheld  of $10,571  and  $11,693  for the Mutual  Shares  Securities  Fund and Mutual  Discovery
Securities Fund, respectively.


                        The accompanying notes are an integral part of these financial statements.




FRANKLIN VALUEMARK FUNDS
===========================================================================================================================

===========================================================================================================================
Financial Statements (cont.)

Statements of Changes in Net Assets (unaudited)

                                                                     Mutual Shares                   Mutual Discovery
                                                    Mutual Shares   Securities Fund Mutual Discovery  Securities Fund
                                                  Securities Fund**      1996*      Securities Fund**      1996*
                                                     -----------      ---------- ----------------------
Increase (decrease) in net assets:
Operations:
 Net investment income .........................      $   400,140       $  50,601       $  156,466         $  24,287
 Net realized (loss) from investments ..........          (91,918)         (3,049)          (8,678)            1,860
 Net unrealized appreciation
  (depreciation) on investments ................       (1,974,624)        568,343          580,752           187,850
                                                     -----------      ---------- ----------------------
      Net increase in net assets
 resulting from operations .....................       (1,666,402)        615,895          728,540           213,997

Increase in net assets from capital
 share transactions (Note 3) ...................       82,326,835      27,061,027       46,829,906        15,203,733
                                                     -----------      ---------- ----------------------
      Net increase in net assets ...............       80,660,433      27,676,922       47,558,446        15,417,730
Net assets:
 Beginning of period ...........................       27,676,922              --       15,417,730                --
                                                     -----------      ---------- ----------------------
 End of period .................................     $108,337,355     $27,676,922      $62,976,176       $15,417,730
                                                     ===========      ========== ======================
Undistributed net investment income
 included in net assets:
  Beginning of period...........................           50,601              --           26,147                --
                                                     ===========      ========== ======================
  End of period.................................       $  450,741       $  50,601       $  182,613         $  26,147
                                                     ===========      ========== ======================






*November 8, 1996 (effective date) to December 31, 1996.

**January 1, 1997 to March 31, 1997.


                        The accompanying notes are an integral part of these financial statements.




FRANKLIN VALUEMARK FUNDS
===========================================================================================================================

===========================================================================================================================
Notes to Financial Statements (unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES

Mutual Shares Securities Fund and Mutual Discovery Securities Fund (the Funds), are a separate series of the Franklin Valuemark Funds (the Trust), an open-end management investment company (mutual fund) registered under the Investment Company Act of 1940, as amended. The Trust currently consist of twenty three separate funds. Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts issued by Allianz Life Insurance Company of North America (Allianz Life), which was formerly North American Life and Casualty Company (NALAC), and its affiliates.



Mutual Shares Securities Fund seeks capital appreciation with income as a secondary objective and invests primarily in domestic and foreign equity securities trading at prices below their intrinsic values. Mutual Discovery Securities Fund seeks capital appreciation and invests primarily in domestic and foreign equity securities, including securities of small capitalization companies, trading at prices below their intrinsic values. The Funds became effective November 8, 1996.



The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.



a. Security Valuation:

Portfolio securities are listed on a securities exchange or on the NASDAQ for which market quotations are readily available and are valued at the last sale price or, if there is no sale, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over the counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the manager. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (The Board). Securities for which market quotations are not available, and securities restricted as to resale are valued in accordance with procedures established by the Board.



The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange. That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.



b. Income Taxes:

The Funds intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.



c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.



d. Investment Income, Expenses and Distributions:

Dividend  income  and   distributions   to  shareholders  are  recorded  on  the
ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized as required by the Internal Revenue Code.



e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



f. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.



g. Foreign Currency Translation:

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded.




1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

g. Foreign Currency Translation: (cont.)

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.



Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends and interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.



h. Repurchase Agreements:

The Funds, through its custodian, receives delivery of the underlying securities, whose market is required to be at least 102% of the resale price at the time of purchase. The Funds investment advisor, Franklin Mutual Advisers, Inc., is responsible for determining that the value of these underlying securities remains at least equal to the resale price.



i. Options:

The Funds may buy listed call options on securities which they intend to purchase in order to limit the risk of a substantial increase in the market price of such securities. A call option gives the Funds the right to buy the underlying securities from the option writer at a stated exercise price. Any losses realized by the Funds upon expiration of the call options are limited to the premiums paid for the purchase of such options, plus any transaction costs.




2. FORWARD FOREIGN CURRENCY CONTRACTS

A forward currency contract, which is individually negotiated and privately traded by currency traders and their customers, is a commitment to purchase or sell a specific currency for an agreed-upon price at a future date.



The Funds may enter into forward contracts with the objective of minimizing the risk to the Fund from adverse changes in the relationship between currencies or to enhance fund value. The Funds may also enter into a forward contract in relation to a security denominated in a foreign currency or when they anticipate receipt of such dividend or interest payments.



The Funds could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.




3. TRUST SHARES

At March 31, 1997, there was an unlimited number of $.01 par value shares of par value shares of beneficial interest authorized. Transactions in the Fund's shares for the period January 1, 1997 to March 31, 1997 and for the period ended December 31, 1996 were as follows:

                                                                        Mutual Shares          Mutual Discoveries
                                                                      Securities Fund*           Securities Fund*
                                                                    --------------------------------------------
1997                                                                Shares       Amount        Shares      Amount
                                                                   --------     ---------------------------------
 Shares sold ..................................................   8,116,765   $86,582,956    4,804,098  $51,404,033
 Shares redeemed ..............................................    (396,931)   (4,256,121)    (424,746)  (4,574,127)
                                                                   --------     ---------------------------
Net increase ..................................................   7,719,834   $82,326,835    4,379,352  $46,829,906
                                                                   ========     ===========================

                                                                        Mutual Shares          Mutual Discoveries
                                                                      Securities Fund*           Securities Fund*
                                                            ------------------------------------
1996                                                                Shares       Amount        Shares      Amount
                                                                   --------     ---------------------------
 Shares sold ..................................................   2,673,916   $27,061,180    1,510,497  $15,203,733
 Shares redeemed ..............................................         (15)         (153)          --           --
                                                                   --------     ---------------------------
Net increase ..................................................   2,673,901   $27,061,027    1,510,497  $15,203,733
                                                                   ========     ===========================
*For the period January 1, 1997 to March 31, 1997.

**For the period November 8, 1996 (effective date ) to December 31, 1996.




4. PURCHASES AND SALES OF SECURITIES

Purchases of securities  (excluding  short-term  securities)  for the period  January 1,  1997 to March 31,  1997,  were as follows:

                                                               Mutual Shares Mutual Discovery
                                                              Securities Fund Securities Fund
                                                           ---------------------
Purchases .................................................     $66,394,696      $43,811,608
Sales .....................................................     $ 5,903,859      $ 2,645,805


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Franklin Mutual Advisers, Inc. (Franklin Mutual) serves as the investment advisor for the Mutual Shares Fund and the Mutual Discovery Fund and receives a monthly fee equal to an annual rate of .60 and .80 of 1%, respectively, of average daily net assets.



Franklin Templeton Services, Inc., (FT Services) serves as the business manager for the Funds and receives fees from the funds computed monthly based on the average daily net assets as follows:

Annualized Fee Rate Average Daily Net Assets
-------------       -----------------------------------
    .150%           First $200 million
    .135%           over 200 million, up to and including $700 million
    .100%           over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.




b. Distribution Plans:

The Management agreements between the Funds and Advisers include distribution plans pursuant to Rule 12b-1 under the 1940 Act. However, no payments were made by the Funds as a result of the plan.



c. Shareholder Services Agreement:

Franklin Templeton Investors Services, Inc. (Investor Services), under the terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Funds for the service.



d. Other Affiliates and Related Party Transactions:

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Mutual and FT Services, (both wholly-owned subsidiaries of Franklin Resources, Inc.), and/or Allianz Life.




6. RESTRICTED SECURITIES

A restricted security is a security which has not been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933. The Funds may purchase restricted securities through a private offering and they cannot be sold without prior registration under the Securities Act of 1933 unless such sale is pursuant to an exemption therefrom. Subsequent costs of registration of such securities are borne by the issuer. A secondary market exists for certain privately placed securities. The Funds value these restricted securities as disclosed in Note 1 (a). At March 31, 1997, the Funds held restricted securities as follows:

Mutual Shares Securities Fund ( 0.2% of net assets)

Shares   Security                                                             Acquisition Date    Cost        Value
-----    ----------------------------------------------------                    ----------- --------------
 120     Cityscape Financial Corp., January/20/call ........................      11/25/96      $240,000    $203,250
Mutual Discovery Securities Fund (0.2% of net assets)
Shares   Security                                                             Acquisition Date    Cost        Value
-----    ----------------------------------------------------                    ----------- --------------
   80    Cityscape Financial Corp., January/20/call ........................      11/25/96      $160,000    $134,900



7. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout each period, by Fund, are as follows:



                 Per Share Operating Performance                                 Ratios/Supplemental Data
--------------------------------------------------------------------------------
         Net           Net    Total  Distri-                                                       Ratio
        Asset      Realized & From   butions  Distribu-        Net             Net      Ratio of  of Net
      Value at Net Unrealized Invest-From Net tions From       Asset           Assets   Expenses Investment        Average
       Begin- Invest- Gain    ment   Invest-  Realized  Total  Value at        at End   to Aver- Income to Portfolio Com-
Period ning of ment (Loss)on  Oper-  ment     Capital  Distri- End of  Total   of Period age Net  Average  Turnover mission
Ended  Period IncomeSecuritiesations Income   Gains    butions Period  Return+(in 000's)Assets Net Assets   Rate     Rate**
---------------------------------------------------------------------------------------------------------------------------

Mutual Shares Fund
19961  $10.00 $.019  $.331   $.350    --     --        --      $10.35  3.50% $ 27,677    1.00%*   2.56%*   1.31%     .0410
19972   10.35  .024   .046    .070    --     --        --       10.42  0.68%  108,337     .86%    2.38%   12.04%     .0238
Mutual Discovery Fund
19961   10.00  .016   .192    .210    --     --        --       10.21  2.10%   15,418    1.37%*   2.11%*   0.14%     .0300
19972   10.21  .010   .468    .478    --     --        --       10.69  4.70%   62,976     .79%*   1.09%*   7.98%     .0501


*Annualized

**Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.

+ Total Return measures the change in value of an investment over the periods indicated. It assumes reinvestment of dividends and capital gains, if any, at net asset value and is not annualized.

1For the period November 8, 1996 (effective date) to December 31, 1996.

2For the period January 1, 1997 to March 31, 1997.










                         FRANKLIN VALUEMARK FUNDS
                              File Nos. 33-23493
                                   811-5583

                                  FORM N-1A
                                    PART C
                              Other Information

Item 24   Financial Statements and Exhibits

(a)   Financial Statements:

1. The audited financial statements contained in the Trust's Annual Report for the fiscal year ended December 31, 1996, filed on Form N-30D on March 7, 1997, are incorporated by reference.

2) Statements of Investments in Securities and Net Assets for the Mutual Discovery Securities and Mutual Shares Securities Funds - March 31, 1997 (unaudited).

3) Statements of Assets and Liabilities - for the Mutual Discovery Securities and Mutual Shares Securities Funds - March 31, 1997 (unaudited).

4) Statements of Operations for the Mutual Discovery Securities and Mutual Shares Securities Funds- for the period January 1, 1997 - March 31, 1997 (unaudited).

5) Statements of Changes in Net Assets for the Mutual Discovery Securities and Mutual Shares Securities Funds - for the period ended March 31, 1997

6)    Notes to Financial Statements

(b)   Exhibits:

          The following exhibits where applicable, are herewith incorporated by reference to the filings as noted with the exception of Exhibits 8(vi); 8(vii); 8(ix); 11(i), 27.1, 27.2, 27.3, 27.4, 27.5, 27.6, 27.7,
          27.8, 27.9, 27.10, 27.11, 27.12, 27.13, 27.14, 27.15, 27.16, 27.17,
          27.18, 27.19, 27.20, 27.21, 27.22, 27.23, 27.24, 27.25 which are attached.

          (1)   copies of the charter as now in effect;

                  (i)  Agreement and Declaration of Trust dated April 20, 1988
                        Filing:  Post-Effective Amendment No. 16 to
                        Registration Statement of Registrant on Form N-1A
                        File No. 33-23493
                        Filing Date:  August 19, 1995

                  (ii) Certificate of Amendment to Agreement and Declaration of Trust dated October 21, 1988
                        Filing:  Post Effective Amendment No. 16 to
                        Registration Statement of Registrant on Form N-1A File No. 33-23493
                        Filing Date:  August 19, 1995

           (2)   copies of the By-Laws or instruments corresponding thereto;

                   (i)  By-Laws
                        Filing:  Post Effective Amendment No. 16 to
                        Registration Statement of Registrant on Form N-1A File No. 33-23493
                        Filing Date:  August 19, 1995

                    (ii) Certificate of Amendment of By-Laws dated May 16,
                         1995.
                         Filing:  Post Effective Amendment No. 16 to
                         Registration Statement of Registrant on Form N-1A File No. 33-23493
                         Filing Date: August 19, 1995

            (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

                   Not Applicable

            (4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

                    Not Applicable

            (5) Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

                    (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated January 24, 1989:
                           Filing:  Post-Effective Amendment No. 16 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date: August 19, 1995

                    (ii) Addendum to Investment Management Agreement dated March 14, 1989
                           Filing:  Post-Effective Amendment No. 16 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date: August 19, 1995

                    (iii) Management Agreement between Registrant, on behalf of International Equity Fund and Pacific Growth Fund, and Franklin Advisers, Inc. dated January 27, 1992
                           Filing:  Post-Effective Amendment No. 16 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date: August 19, 1995

                    (iv) Subadvisory Agreement dated between Franklin Advisers, Inc. and Templeton Investment Counsel, Inc. January 1, 1993
                           Filing:  Post-Effective Amendment No. 16 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date: August 19, 1995

                    (v) Management Agreement between Registrant on behalf of Franklin Rising Dividends Fund, and Franklin Advisory Services, Inc. dated July 1, 1996
                           Filing:  Post-Effective Amendment No. 20 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date: August 30, 1996

                    (vi) Investment Management Agreement between the Trust, on behalf of the Templeton Global Growth Fund, and Templeton, Galbraith & Hansberger Ltd. dated March 15, 1994
                           Filing:  Post-Effective Amendment No. 16 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date: August 19, 1995

                    (vii) Subadvisory Agreement between Franklin Advisers, Inc. and Templeton Investment Counsel, on behalf of Global Income Fund dated August 1, 1994
                           Filing:  Post-Effective Amendment No. 16 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date: August 19, 1995

                    (viii) Investment Management Agreement between
                           Registrant, on behalf of Templeton Global Asset Allocation Fund, and Templeton Galbraith & Hansberger, Ltd. dated April 19, 1995
                           Filing:  Post-Effective Amendment No. 16 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date: August 19, 1995

                    (ix) Subadvisory Agreement between Templeton Galbraith & Hansberger, Ltd. and Templeton Investment Counsel, Inc., on behalf of Templeton Global Asset Allocation Fund dated April 19, 1995
                           Filing:  Post-Effective Amendment No. 16 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date: August 19, 1995

                    (x) Fund Administration Agreement between Registrant, on behalf of Templeton Global Asset Allocation Fund, and Franklin Templeton Services, Inc., dated October 1, 1996.
                           Filing:  Post-Effective Amendment No. 22 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date: February 28, 1997


                    (xi) Management Agreement between Registrant, on behalf of Small Cap Fund dated October 11, 1995
                           Filing:  Post-Effective Amendment No. 20 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date:  August 30, 1996

                    (xii) Investment Management Agreement between Registrant, on behalf of Templeton Developing Markets Equity Fund dated October 1, 1995.
                           Filing: Post-Effective Amendment No. 17
                           to Registration Statement of Registrant
                           on Form N-1A
                           File No. 33-23493
                           Filing Date: October 27, 1995

                    (xiii) Fund Administration Agreement between Registrant,
                           on behalf of International Smaller Companies Fund and Franklin Templeton Services, Inc., dated October 1, 1996.
                           Filing:  Post-Effective Amendment No. 22 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date: February 28, 1997

                    (xiv) Investment Management Agreement between Registrant, on behalf of International Smaller Companies Fund and Templeton Investment Counsel, Inc. dated January 18, 1996.
                           Filing: Post-Effective Amendment No. 18
                           to Registration Statement of Registrant
                           on Form N-1A
                           File No. 33-23493
                           Filing Date: February 14, 1996

                    (xv) Management Agreement between Registrant, on behalf of Capital Growth Fund and Franklin Advisers dated January 18, 1996.
                           Filing: Post-Effective Amendment No. 18
                           to Registration Statement of Registrant
                           on Form N-1A
                           File No. 33-23493
                           Filing Date: February 14, 1996

                    (xvi) Amendment to Management Agreement between Registrant and Franklin Advisers, Inc. dated August 1, 1995
                           Filing:  Post-Effective Amendment No. 20 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date: August 30, 1996

                  (xvii) Management Agreement between Registrant, on behalf of Mutual Discovery Securities Fund and Mutual Shares Securities Fund and Franklin Mutual Advisers, Inc., dated October 18, 1996.
                           Filing:  Post-Effective Amendment No. 22 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date: February 28, 1997

                  (xviii) Fund Administration Agreement between Registrant, on behalf of Mutual Discovery Securities Fund and Mutual Shares Securities Fund, and Franklin Templeton Services, Inc., dated October 18, 1996.
                           Filing:  Post-Effective Amendment No. 22 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date: February 28, 1997

              6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

                   Not Applicable

             (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of Trustees or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

                    Not Applicable

             (8) copies of all custodian agreements and depository contracts under Section 17(f) of the Investment Company Act of 1940 (the "1940 Act"), with respect to securities and similar investments of the Registrant, including the schedule of renumeration;

                    (i) Foreign Exchange Netting Agreement between Franklin Valuemark Funds, on behalf of the International Equity Fund, and Morgan Guaranty Trust Company of New York, dated March 19, 1992
                           Filing:  Post-Effective Amendment No. 16 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date:  August 19, 1995

                    (ii) Foreign Exchange Netting Agreement between Franklin Valuemark Funds, on behalf of the Pacific Growth Fund, and Morgan Guaranty Trust Company of New York, dated March 19, 1992
                           Filing:  Post-Effective Amendment No. 16 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date:  August 19, 1995

                    (iii) Custody Agreement between the Trust, on behalf of the Templeton Developing Markets Equity Fund and the Templeton Global Growth Fund, and The Chase Manhattan Bank, N.A. dated March 15, 1994
                           Filing:  Post-Effective Amendment No. 16 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date:  August 19, 1995

                     (iv) Master Custody Agreement between the Registrant, the Bank of New York, dated February 16, 1996.
                           Filing:  Post-Effective Amendment No. 19 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date: April 24, 1996

                     (v) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996.
                           Filing:  Post-Effective Amendment No. 19 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date: April 24, 1996

                     (vi) Amendment to Global Custody Agreement between Franklin Valuemark Funds and The Chase Manhattan Bank, N.A. dated April 1, 1996.

                     (vii) Amendment to Master Custody Agreement between
                           Franklin Valuemark Funds and the Bank Of New
                           York, dated April 1, 1996.


                     (viii)Letter Agreement between Franklin Valuemark Funds
                           and the Bank Of New York, dated April 22, 1996.
                           Filing:  Post-Effective Amendment No. 19 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date: April 24, 1996

                     (ix) Custody Agreement between the Trust, on behalf of Mutual Discovery Securities Fund and Mutual Shares Securities Fund, and the State Street Bank and Trust


            (9) Copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

                   Not Applicable

            (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

                    (i)    Opinion of Counsel dated September 16, 1987
                           Filing:  Post-Effective Amendment No. 16 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date:  August 19, 1995

            (11) Copies of any other rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

                    (i) Consent of Independent Auditors dated April 21, 1997

            (12)   all financial statements omitted from Item 23;

                   Not Applicable

            (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

                    (i)    Letter of Understanding dated April 11, 1995.
                           Filing:  Post-Effective Amendment No. 16 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date: August 19, 1995

                           (ii)   Letter of Understanding dated September 12,
                           1995.
                           Filing:  Post-Effective Amendment No. 17 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date: October 27, 1996

                  (iii)    Letter of Understanding dated April 4, 1996
                           Filing:  Post-Effective Amendment No. 19 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date: April 24, 1996

                  (iv)     Letter of Understanding dated October 21, 1996

            (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

                   Not Applicable

            (15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

                   Not Applicable

             (16) Schedule for computation of each performance quotation provided in the registration statement in response to Item 22 (which need not be audited).

                    Not Applicable

              (17) Power of Attorney

                    (i)    Power of Attorney dated July 18, 1995
                           Filing:  Post-Effective Amendment No. 16 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date: August 19, 1995

                    (ii)   Certificate of Secretary dated July 18, 1995
                           Filing:  Post-Effective Amendment No. 16 to
                           Registration Statement of Registrant on Form N-1A File No. 33-23493
                           Filing Date: August 19, 1995

               (27)  (1) Financial Data Schedule for Money Market Fund
                     (2) Financial Data Schedule for Growth & Income Fund
                     (3) Financial Data Schedule for Precious Metals Fund
                     (4) Financial Data Schedule for Real Estate Securities Fund
                     (5) Financial Data Schedule for Utility Equity Fund
                     (6) Financial Data Schedule for High Income Fund
                     (7) Financial Data Schedule for Templeton Global Income
                         Securities Fund
                     (8) Financial Data Schedule for Investment Grade
                         Intermediate Bond Fund
                     (9) Financial Data Schedule for Income Securities Fund
                    (10) Financial Data Schedule for U.S. Government Securities
                         Fund
                    (11) Financial Data Schedule for Zero Coupon Fund-2000
                    (12) Financial Data Schedule for Zero Coupon Fund-2005
                    (13) Financial Data Schedule for Zero Coupon Fund-2010
                    (14) Financial Data Schedule for Adjustable U.S. Government
                         Fund
                    (15) Financial Data Schedule for Rising Dividend Fund
                    (16) Financial Data Schedule for Templeton Pacific Growth
                         Fund
                    (17) Financial Data Schedule for International Equity Fund
                    (18) Financial Data Schedule for Developing Markets Equity
                         Fund
                    (19) Financial Data Schedule for Global Growth Fund
                    (20) Financial Data Schedule for Templeton Global Asset
                         Allocation Fund
                    (21) Financial Data Schedule for Small Cap Fund
                    (22) Financial Data Schedule for Capital Growth Fund
                    (23) Financial Data Schedule for International Smaller
                         Companies Fund
                    (24) Financial Data Schedule for Mutual Discovery
                         Securities Fund
                    (25) Financial Data Schedule for Mutual Shares
                         Securities Fund

Item 25  Persons Controlled by or under Common Control with Registrant

None

Item 26  Number of Holders of Securities

As of April 25, 1997, there are three shareholders of record of Registrant's shares.

Item 27 Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

 Item 28  Business and Other Connections of Investment Adviser

      (a) The officers and directors of the Registrant's investment adviser also serve as officers and/or directors or trustees for (1) the corporate parent of Franklin Advisers, Inc., ("Advisers") the investment manager of 16 of Registrant's Funds, Franklin Resources, Inc. ("Resources"), and/or (2) other investment companies in the Franklin Group of Funds. For additional information, please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

      (b)   Templeton Investment Counsel, Inc.

Templeton Investment Counsel, Inc. ("TICI"), an indirect, wholly owned subsidiary of Resources, serves as adviser to the International Smaller Companies Fund and as sub-adviser to certain of the Funds, furnishing to Advisers and to Templeton Global Advisers Limited in that capacity portfolio management services and investment research. For additional information please see Part B and Schedules A and D of Form ADV of TICI (SEC File 801-15125), incorporated herein by reference, which set forth the officers and directors of TICI and information as to any business, profession, vocation of employment of a substantial nature engaged in by those officers and directors during the past two years.

      (c) Templeton Global Advisers Limited, formerly known as Templeton Galbraith and Hansberger Ltd.

Templeton Global Advisers Limited ("Templeton Nassau"), an indirect, wholly owned subsidiary of Resources, serves as investment manager to Templeton Global Growth Fund and Templeton Global Asset Allocation Fund. For additional information please see Part B and Schedules A and D of Form ADV of Templeton Nassau (SEC File 801-42343), incorporated herein by reference, which set forth the officers and directors of Templeton Nassau and information as to any business, profession, vocation of employment of a substantial nature engages in by those officers and directors during the past two years.

      (d) Templeton Asset Management Ltd., formerly known as Templeton Investment Management (Singapore) Pte Ltd.

Templeton Asset Management ("Templeton Singapore"), an indirect, wholly owned subsidiary of Resources, serves as investment manager to Templeton Developing Markets Equity Fund. For information please see Part B and Schedules A and D of Form ADV of Templeton Singapore (SEC File 801-46997), incorporated herein by reference, which set forth the officers and directors of Templeton Singapore and information as to any business, profession, vocation of employment of a substantial nature engaged in by those officers and directors during the past two years.

(e)     Franklin Advisory Services, Inc.

Franklin Advisory Services, Inc. ("Franklin New Jersey"), an indirect, wholly owned subsidiary of Resources, serves as investment manager to the Rising Dividends Fund. For information please see Part B and Schedules A and D of Form ADV of Franklin New Jersey (SEC File 801-51967), incorporated herein by reference, which set forth the officers and directors of Franklin New Jersey and information as to any business, profession, vocation of employment of a substantial nature engaged in by those officers and directors during the past two years.

(f)     Franklin Mutual Advisers, Inc.

Franklin Mutual Advisers, Inc. ("Mutual Advisers"), an indirect, wholly owned subsidiary of Resources, will serve as investment manager to the Mutual Discovery Growth Fund and the Mutual Series Securities Fund. For information please see Part B and Schedules A and D of Form ADV of Mutual Advisers (SEC File 801-53068), incorporated herein by reference, which set forth the officers and directors of Mutual Advisers and information as to any business, profession, vocation of employment of a substantial nature engaged in by those officers and directors during the past two years.


Item 29 Principal Underwriters

Not applicable.

Item 30 Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31
(a) of the 1940 Act are kept by the Registrant or its shareholder services agent, Franklin Templeton Investors Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404.

Item 31 Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 32 Undertakings

   (a) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per cent of the Registrant's outstanding shares to assist its shareholders in the communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.

   (b) The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A by including the required information in the Fund's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.


                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 29th day of April, 1997.





                           FRANKLIN VALUEMARK FUNDS
                                 (Registrant)

                            By: Charles E. Johnson*
                                Charles E. Johnson, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

     Charles E. Johnson*                   Principal Executive Officer and
     Charles E. Johnson                    Trustee
                                           Dated:  April 29, 1997

     Martin L. Flanagan*                   Principal Financial Officer
     Martin L. Flanagan                    Dated:  April 29, 1997

     Diomedes Loo-Tam*                     Principal Accounting Officer
     Diomedes Loo-Tam                      Dated:  April 29, 1997

     Frank H. Abbott III*                  Trustee
     Frank H. Abbott III                   Dated:  April 29, 1997

     Lowell C. Anderson                    Trustee
     Lowell C. Anderson                    Dated:  April 29, 1997

     Harris J. Ashton*                     Trustee
     Harris J. Ashton                      Dated:  April 29, 1997

     S. Joseph Fortunato*                  Trustee
     S. Joseph Fortunato                   Dated:  April 29, 1997

     David W. Garbellano                   Trustee
     David W. Garbellano                   Dated:  April 29, 1997

     Charles B. Johnson                    Trustee
     Charles B. Johnson                    Dated:  April 29, 1997

     Rupert H. Johnson                     Trustee
     Rupert H. Johnson                     Dated:  April 29, 1997



*By  /s/  Karen L. Skidmore, Attorney-in-Fact
     (Pursuant to Powers of Attorney  previously filed)





                           FRANKLIN VALUEMARK FUNDS
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX


EXHIBIT NO.      DESCRIPTION                                           LOCATION

EX-99.B1(i)      Declaration of Trust                                      *

EX-99.B2         By-Laws                                                   *

EX-99.B5(i)      Management Agreement between Registrant and               *
                 Franklin Advisers, Inc.

EX-99.B5(ii)     Addendum to Investment Management Agreement dated         *
                 March 14, 1989

EX-99.B5(iii)    Management Agreement between Registrant on behalf         *
                 of International Equity and Pacific Growth Fund, and Franklin Advisers, Inc. dated January 27, 1992

EX-99.B5(iv)     Subadvisory Agreement between Franklin Advisers,          *
                 Inc. and Templeton Investment Counsel, Inc. dated
                 January 1, 1993.

EX-99.B5(v)      Management Agreement between Registrant on behalf         *
                 of Franklin Rising Dividends Fund, and Franklin
                 Advisory Services, Inc. dated July 1, 1996

EX-99.B5(vi)     Investment Management Agreement between the Trust,        *
                 on behald of the Templeton Global Growth Fund and Templeton, Galbraith & Hansberger Ltd., dated
                 March 15, 1994

EX-99.B5(vii)    Subadvisory Agreement between Franklin Advisers,          *
                 Inc. and Tempelton Investment Counsel, on behalf of Global Income Fund dated August 1, 1994

EX-99.B5(viii)   Investment Management Agreement between                   *
                 Registrant, on behalf of Templeton Global  Asset
                 Allocation Fund and Tempelton,      Galbraith &
                 Hansberger Ltd. dated April   19, 1995

EX-99.B5(ix)     Subadvisory Agreement between Tempelton, Galbraith         *
                 & Hansberger Ltd and Tempelton Investment Counsel, on behalf of Templeton Global Asset Allocation
                 Fund dated April 19, 1995

EX-99.B5(x)      Fund Adminsitration Agreement between Registrant          *
                 on behalf of Templeton Global Asset Allocation
                 Fund, and Franklin Templeton Services, dated
                 October 1, 1996

EX-99.B5(xi)     Management Agreement between Registrant on behalf         *
                 of Small Cap Fund and Franklin Advisers, Inc., dated October 11, 1995

EX-99.B5(xii)    Investment Management Agreement between Registrant        *
                 on behalf of Templeton Developing Markets Equity
                 Fund, and Tempelton, Galbriath & Hansberger, dated
                 October 1, 1995

EX-99.B5(xiii)   Fund Administration Agreement between Registrant,         *
                 on behalf of International Smaller Companies Fund and Franklin Tempelton Services, Inc., dated
                 October 1, 1996

EX-99.B5(xiv)    Investment Management Agreement between                    *
                 Registrant, on behalf of International Smaller
                 Companies Fund and Tempelton Investment Counsel,
                 Inc., dated January 18, 1996

EX-99.B5(xv)     Management Agreement between Registrant, on behalf         *
                 of Captial Growth Fund and Franklin Advisers,
                 Inc., dated January 18, 1996

EX-99.B5(xvi)    Amendment to Management Agreement between                 *
                 Registrant and Franklin Advisers, Inc., dated
                 August 1, 1995

EX-99.B5(xvii)   Management Agreement between Registrant, on behalf         *
                 of Mutual Discovery Securities Fund and Mutual
                 Shares Securities Fund and Franklin Mutual
                 Adivsers, Inc., dated October 18, 1996

EX-.B5(xviii)    Fund Administration Agreement between Registrant,         *
                 on behalf of Mutual Discovery Securities Fund and Mutual Shares Securities Fund and Franklin
                 Tempelton Services, Inc., dated October 18, 1996

EX-99.B8(i)      Foreign Exchange Netting Agreement between                *
                 Franklin Valuemark Funds, on behalf of the International Equity Fund, and Morgan Guaranty
                 Trust Company of New York, dated march 19, 1992

EX-99.B8(ii)     Foreign Exchange Netting Agreement between                *
                 Franklin Valuemark Funds, on behalf of the Pacific
                 Growth Fund, and Morgan Guaranty Trust Company of
                 New York, dated march 19, 1992

EX-99.B8(iii)    Custody Agreement between the Registrant, on              *
                 behalf of the Templeton Developing Markets Equity
                 Fund and the Tempelton Global Growth Fund, and the
                 Chase Manhattan Bank, N.A. dated March 15, 1994

EX-99.B8(iv)     Master Custody Agreement between the Registrant,          *
                 and the bank of new York, dated February 16, 1996

EX-99.B8(v)      Terminal Link Agreement between Registrant and            *
                 Bank of New York, dated February 16, 1996

EX-99.B8(vi)     Amendment to Global Custody Agreement between         Attached
                 Franklin Valuemark Funds and the Chase Manhattan
                 Bank, N.A. dated April 1, 1996

EX-99B8(vii)     Amendment to Master Custody Agreement between         Attached
                 Franklin Valuemark Funds and the Bank Of New York, dated April 1, 1996.

EX-99.B8(viii)   Letter Agreement between Franklin Valuemark Funds         *
                 and the Bank Of New York, dated April 22, 1996.

EX-99.B8(ix)     Custody Agreement between Registrant on behalf of     Attached
                 Mutual Discovery Investments Fund and Mutual
                 Shares Investments Fund, and the State Street Bank and Trust

EX-99.B10(i)     Opinion of Counsel                                        *

EX-99.B11(i)     Consent of Independent Auditors dated April 21,       Attached
                 1997

EX-99.B13(i)     Letter of Understanding dated April 11, 1995              *

EX-99.B13(ii)    Letter of Understanding dated September 12, 1995

EX-99.B13(iii)   Letter of Understanding dated April 4, 1996

EX-99.B13(iv)    Letter of Understanding dated October 21, 1996

EX-99.B17(i)     Power of Attorney from Officers and Directors of          *
                 the Registrant executed July 15, 1995

EX-99.B17(ii)    Certificate of Secretary dated July 18, 1995              *

EX-27.B27(1)     Financial Data Schedule for Money Market Fund         Attached

EX-27.B27(2)     Financial Data Schedule for Growth & Income Fund      Attached

EX-27.B27(3)     Financial Data Schedule for Precious Metals Fund      Attached

EX-27.B27(4)     Financial Data Schedule for Real Estate Securities    Attached
                 Fund

EX-27.B27(5)     Financial Data Schedule for Utility Equity Fund       Attached

EX-27.B27(6)     Financial Data Schedule for High Income Fund          Attached

EX-27.B27(7)     Financial Data Schedule for Templeton Global          Attached
                 Income Securities Fund

EX-27.B27(8)     Financial Data Schedule for Investment Grade          Attached
                 Intermediate Bond Fund

EX-27.B27(9)     Financial Data Schedule for Income Securities         Attached
                 Fund


EX-27.B27(10)     Financial Data Schedule for U.S. Government           Attached
                 Securities Fund

EX-27.B27(11)    Financial Data Schedule for Zero Coupon Fund-2000     Attached

EX-27.B27(12)    Financial Data Schedule for Zero Coupon Fund-2005     Attached

EX-27.B27(13)    Financial Data Schedule for Zero Coupon Fund-2010     Attached

EX-27.B27(14)    Financial Data Schedule for Adjustable U.S.            Attached
                 Government Fund

EX-27.B27(15)    Financial Data Schedule for Rising Dividends          Attached
                 Fund

EX-27.B27(16)    Financial Data Schedule for Templeton   Pacific       Attached
                 Growth Fund

EX-27.B27(17)    Financial Data Schedule for International Equity      Attached
                 Fund

EX-27.B27(18)    Financial Data Schedule for Developing  Markets       Attached
                 Equity Fund

EX-27.B27(19)    Financial Data Schedule for Global Growth Fund        Attached

EX-27.B27(20)    Financial Data Schedule for Templeton Global          Attached
                 Asset Allocation Fund

EX-27.B27(21)    Financial Data Schedule for Small Cap Fund            Attached

EX-27.B27(22)    Financial Data Schedule for Capital Growth Fund       Attached

EX-27.B27(23)    Financial Data Schedule for International Smaller     Attached
                 Companies Fund

EX-27.B27(24)    Financial Data Schedule for Mutual Discovery          Attached
                 Securities Fund

EX-27.B27(25)    Financial Data Schedule for Mutual Shares             Attached
                 Securities Fund

*Incorporated by Reference